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                  DREYFUS PREMIER STATE MUNICIPAL BOND FUND

               o     Connecticut Series          o     North Carolina Series
               o     Florida Series              o     Ohio Series
               o     Maryland Series             o     Pennsylvania Series
               o     Massachusetts Series        o     Texas Series
               o     Michigan Series             o     Virginia Series
               o     Minnesota Series


                     CLASS A, CLASS B AND CLASS C SHARES
                     STATEMENT OF ADDITIONAL INFORMATION

                              SEPTEMBER 1, 2003

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      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Series") of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated September 1, 2003, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website or call 1-800-554-4611.


      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

(PAGE)


                              TABLE OF CONTENTS

PAGE


Description of the Fund and Series.........................................B-3
Management of the Fund.....................................................B-19
Management Arrangements....................................................B-26
How to Buy Shares..........................................................B-31
Distribution Plan and Shareholder Services Plan............................B-37
How To Redeem Shares.......................................................B-40
Shareholder Services.......................................................B-45
Determination of Net Asset Value...........................................B-49
Dividends, Distributions and Taxes.........................................B-50
Portfolio Transactions.....................................................B-59
Performance Information....................................................B-60
Information About the Fund.................................................B-67
Counsel and Independent Auditors...........................................B-70
Appendix A.................................................................B-71
Appendix B.................................................................B-189






                      DESCRIPTION OF THE FUND AND SERIES


      The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, each Series of the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal personal income tax ("Municipal Bonds").


      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      STATE MUNICIPAL BONDS. As a fundamental policy, each Series normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State after which it is named, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and such State's personal income taxes (collectively, "State Municipal Bonds" or when the context so requires, "Connecticut Municipal Bonds", "Florida Municipal Bonds", "Maryland Municipal Bonds", "Massachusetts Municipal Bonds", etc.). To the extent acceptable State Municipal Bonds are at any time unavailable for investment by the Series, the Series will invest temporarily in other Municipal Bonds, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.
 Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates in an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

      Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Series may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Series' investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Series will meet the quality criteria established for the purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. Each Series may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Bonds in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Bonds. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Bonds, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bonds, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations in which each Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation;
(2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Each Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.


TENDER OPTION BONDS. Each Series may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

      A Series will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal
Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of a Series' net asset value. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

      STAND-BY COMMITMENTS. Each Series may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series' option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Each Series also may acquire call options on specific Municipal Bonds. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Series of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Series.

      RATINGS OF MUNICIPAL BONDS. Each Series will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Series may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Manager may determine that the security is of comparable quality to those rated securities in which a Series may invest. For purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


      The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2003, computed on a monthly basis, for each Series was as follows:


                                                                          Connecticut      Florida        Maryland
Fitch             or       Moody's         or     S&P                     Series           Series         Series
 ----                       -------                ---                     -----------      -------        --------

AAA                        Aaa                    AAA                       60.1%          70.2%             36.7%
AA                         Aa                     AA                         6.3           10.4              32.0
A                          A                      A                          9.4            8.6              17.5
BBB                        Baa                    BBB                       17.7            1.5               9.2
BB                         Ba                     BB                         1.1            1.4               -
B                          B                      B                          -              -                 -
F-1                        MIG 1/P-1              SP-1/A-1                   1.9            2.0               1.4
Not Rated                  Not Rated              Not Rated                 3.5(1)          5.9(2)            3.2(3)
                                                                           100.0%         100.0%            100.0%


                                                                         Massachusetts    Michigan         Minnesota
Fitch         or           Moody's           or   S&P                    Series           Series           Series
-----                      -------                ---                    -------------    --------         ----------

AAA                        Aaa                    AAA                     48.2%          61.9%              43.6%
AA                         Aa                     AA                      18.4            5.7               10.7
A                          A                      A                       16.0           12.6               20.5
BBB                        Baa                    BBB                     14.3            4.3               10.6
BB                         Ba                     BB                       -              -                  1.6
F-1                        MIG 1/P-1              SP-1/A-1                 1.6            -                  4.4
Not Rated                  Not Rated              Not Rated                1.5(4)        15.5(5)             8.6(6)
                                                                          100.0%        100.0%             100.0%


                                                                             North Carolina               Ohio
Fitch         or           Moody's           or     S&P                      Series                      Series
-----                      -------                  ---                      --------------              ------
AAA                        Aaa                      AAA                        51.4%                       60.8%
AA                         Aa                       AA                         17.8                         9.9
A                          A                        A                          23.2                        12.7
BBB                        Baa                      BBB                         3.7                         7.6
BB                         Ba                       BB                          -                            .9
B                          B                        B                           -                           -
F-1                        MIG 1/P-1                SP-1/A-1                    -                           4.1
Not Rated                  Not Rated                Not Rated                   3.9(7)                      4.0(8)
                                                                              100.0%                      100.0%


                                                         Pennsylvania          Texas                    Virginia
Fitch      or         Moody's        or    S&P           Series                Series                   Series
-----                 -------              ---           ----------            ------                   ------
AAA                   Aaa                  AAA            59.1%                  59.6%                   43.2%
AA                    Aa                   AA             19.4                   11.6                    19.8
A                     A                    A               9.2                    8.6                     9.0
BBB                   Baa                  BBB             7.2                   11.1                    11.0
BB                    Ba                   BB               -                     2.7                     5.2
B                     B                    B                -                     1.1                     -
F-1                   MIG 1/P-1            SP-1/A-1        2.3                    1.1                     1.5
Not Rated             Not Rated            Not Rated       2.8(9)                 4.2(10)                10.3(11)
                                                         -------                  ------                ------
                                                         100.0%                 100.0%                  100.0%
                                                         ======                 ======                  ======


1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aa/AA (1.7%), A/A (.5%) and Baa/BBB (1.3%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category:
     Baa/BBB (5.9%).

3 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Baa/BBB (2.8%) and Ba/BB (.4%).

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category:
     Baa/BBB (1.5%).

5 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (3.6%), A/A (.1%), Baa/BBB (9.0%) and Ba/BB (2.8%).

6 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (4.3%) and Ba/BB (4.3%).

7 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Baa/BBB (2.6%) and Ba/BB (1.3%).

8 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (.5%), A/A (.2%), Baa/BBB (2.3%) and Ba/BB (1.0%).

9 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Baa/BBB (1.4%) and Ba/BB (1.4%).

10 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category:
     Aaa/AAA (4.2%).

11 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     Aaa/AAA (3.6%), Baa/BBB (1.6%) and Ba/BB (5.1%).




      Subsequent to its purchase by a Series, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of such Municipal Bonds by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the Series, in excess of 20% of the Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities that generally pay interest through the issuance of additional bonds; and step-up bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Series may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


      ILLIQUID SECURITIES. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.


      INVESTMENT COMPANIES. Each Series may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. As a shareholder of another investment company, a Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Series bears directly in connection with its own operations. A Series also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Series' securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Series' aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."


INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus. A Series' use of certain of the investment techniques described below may give rise to taxable income.

      BORROWING MONEY. Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Series' total assets, the Series will not make any additional investments.

      SHORT SELLING. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

      A Series will not sell securities short if, after effect is given to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

      Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

      Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      DERIVATIVES. Each Series may invest in, or enter into, derivatives, such as options and futures, and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series' performance.

      If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


      Neither the Fund nor any Series will be a commodity pool. In addition, the Manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.


FUTURES TRANSACTIONS--IN GENERAL. Each Series may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

      Successful use of futures and options with respect thereto by a Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by a Series of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Series may incur losses.

      FUTURE DEVELOPMENTS. A Series may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.


      LENDING PORTFOLIO SECURITIES. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, each Series remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Each Series also has the right to terminate a loan at any time. Each Series may call the loan to vote proxies if a material issue affecting the Series' investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series' total assets (including the value of assets received as collateral for the loan). Each Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Series a loan premium fee. If the collateral consists of cash, the Series will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Series may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Series derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Series may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Series will also bear the risk of any decline in value of securities acquired with cash collateral. A Series will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.


      FORWARD COMMITMENTS. Each Series may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      INVESTING IN MUNICIPAL BONDS. Each Series may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


      INVESTING IN STATE MUNICIPAL BONDS. Since each Series is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Series may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the purchase of shares of a Series resulting from its purchase of the respective State's Municipal
Bonds. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Bonds in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Bonds in a Series' portfolio and the interest income to the Series could be adversely affected. You should review the information in "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State's Municipal Bonds.

      LOWER RATED BONDS. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Series will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


       The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

      The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which each Series may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.


      SIMULTANEOUS INVESTMENTS. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

INVESTMENT RESTRICTIONS


      Each Series' investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in State Municipal Bonds (or other investments with similar investment characteristics) are fundamental policies, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940
Act) of such Series' outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:


      1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

      3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

      4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Series from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

      6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, each Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      8.      Invest in companies for the purpose of exercising control.

      9. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.


      While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.


      For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Series' total assets as a result of a change in values or assets, the Series must take steps to reduce such borrowings at least to the extent of such excess.


      The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Series to use cash collateral received in connection with lending the Series' securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.




                            MANAGEMENT OF THE FUND

            The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.......................  Investment Adviser
      Dreyfus Service Corporation...................  Distributor
      Dreyfus Transfer, Inc.........................  Transfer Agent
      The Bank of New York..........................  Custodian

BOARD MEMBERS OF THE FUND1

     Board members of the Fund, together with information as to their position with the Fund, principal occupations and other Board memberships and affiliations during at least the last five years, are shown below:


Name (Age)                             Principal Occupation
Board Member (Since)                   During Past 5 Years                Other Board Memberships and Affiliations
-------------------                    --------------------               ----------------------------------------

Joseph S. DiMartino (59)               Corporate Director and Trustee     The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board                                                     Levcor International, Inc., an apparel fabric
(1995)                                                                      processor, DIRECTOR
                                                                          Century Business Services, Inc., a provider of
                                                                            outsourcing functions for small and medium size
                                                                            companies, DIRECTOR
                                                                          The Newark Group, a provider of a national market
                                                                            of paper recovery facilities, paperboard mills
                                                                            and paperboard converting plants, DIRECTOR

Clifford L. Alexander, Jr. (69)         President of Alexander &          Wyeth (formerly, American Home Products
Board Member                              Associates, Inc., a               Corporation), a global leader in
(1983)                                    management consulting firm        pharmaceuticals, consumer healthcare products
                                          (January 1981 - present)          and animal health products, DIRECTOR
                                                                          Mutual of America Life Insurance Company,
                                                                            DIRECTOR
                                       Chairman of the Board of Moody's
                                         Corporation
                                         (October 2000 - present)
                                       Chairman of the Board and Chief
                                         Executive Officer of The Dun
                                         and Bradstreet Corporation
                                         (October 1999 - September 2000)

Peggy C. Davis (60)                    Shad Professor of Law,                                    None
Board Member                             New York University School of
(1990)                                   Law (1983 - present)
                                       She writes and teaches in the
                                          fields of evidence,
                                          constitutional theory, family
                                          law, social sciences and the
                                          law, legal process and
                                          professional methodology and
                                          training

Ernest Kafka (70)                      Physician engaged in private                              None
Board Member                             practice specializing in the
(1983)                                   psychoanalysis of adults and
                                         adolescents (1962-present)
                                        Instructor, The New York
                                          Psychoanalytic Institute
                                          (1981 - present)
                                       Associate Clinical Professor of
                                          Psychiatry at Cornell Medical
                                          School (1987 - 2002)

Nathan Leventhal (60)                    Chairman of the Avery-Fisher                             None
Board Member                              Artist Program
(1989)                                      (November 1997 - present)
                                       President of Lincoln Center for
                                           the Performing Arts, Inc.
                                          (March 1984 - December 2000)

____________
1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.







      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Series' investments. The audit committee met four times during the fiscal year ended April 30, 2003. The nominating, pricing and compensation committees had no meetings during the last fiscal year.


      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.


                                                     Aggregate Holding of Funds
                                                     in the Dreyfus Family of
Name of Board Member            Fund                 Funds
--------------------            ----                 --------------------------


Joseph S. DiMartino             None                 Over $100,000

Clifford L. Alexander, Jr.      None                 Over $100,000

Ernest Kafka                    None                 Over $100,000

Peggy C. Davis                  None                 None

Nathan Leventhal                None                 $1 - $10,000

      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.


      The Fund typically pays its Board members its allocated portion of an annual retainer fee of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, is as follows:


                                                         Total Compensation
                                     Aggregate         From the Fund and Fund
Name of Board                    Compensation from         Complex Paid to
    Member                           the Fund*              Board Member (** )
-------------                    -----------------     -----------------------


Joseph S. DiMartino                   $10,632               $815,938 (191)

Clifford L. Alexander, Jr.             $8,506               $134,500 (53)

Peggy C. Davis                         $8,506               $ 83,000 (26)

Ernest Kafka                           $8,506               $ 83,000 (26)

Saul B. Klaman***                      $2,030               $ 34,375 (26)

Nathan Leventhal                       $8,506               $ 83,000 (26)
_____________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $9,130 for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Series, for which the Board member serves.


***   Emeritus Board member as of January 18, 2000.

OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.   Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director - Mutual Fund
      Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.   Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.   Associate
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
      Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.  Mutual Funds Tax
      Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000. Senior Accounting
      Manager- Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.



WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


      The address of each Board Member and officer of the Fund is 200 Park Avenue, New York, New York 10166.



      The Fund's Board members and officers, as a group, owned less than 1% of each Series' voting securities outstanding on August 7, 2003.

       As of August 7, 2003, the following persons owned of record 5% or more of the indicated Series' outstanding shares of beneficial interest:

      Connecticut Series -     Merrill Lynch Pierce Fenner & Smith,
Jacksonville, FL - 6.77%, Peoples Securities, Inc., Bridgeport, CT - 6.34%, Citigroup Global Markets Inc., New York, NY - 5.78% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 11.17%, Pershing LLC, Jersey City, NJ - 10.29%, National Financial Services, Boston, MA - 9.06%; Peoples Securities, Inc., Bridgeport, CT - 8.13%, U.S. Clearing Corporation, New York, NY - 6.59%, FISERV Securities, Inc., Philadelphia, PA - 5.71% (Class
B); FISERV Securities, Inc., Philadelphia, PA - 17.50%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 14.10%, Pershing LLC, Jersey City, NJ - 11.73% (Class C).

      Florida Series - Citigroup Global Markets Inc., New York, NY - 13.70%, National Financial Services, Boston, MA - 7.52%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 5.24% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 24.01%, Pershing LLC, Jersey City, NJ - 14.75%, National Financial Services, Boston, MA. - 7.00%, Citigroup Global Markets, Inc., New York, NY - 5.31% (Class B); First Clearing, LLC, Glen Allen, VA - 34.09%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 12.98%, UBS Financial Services Inc. FBO, Fairfield Glade, TN - 8.24%, Pershing LLC, Jersey City, NJ - 5.63% (Class C).

      Maryland Series - National Financial Services, Boston, MA - 18.74%, First Clearing, LLC, Glen Allen, VA - 8.47%, Citigroup Global Markets Inc., New York, NY - 7.26%, Legg Mason Wood Walker Inc., Baltimore, MD - 5.40% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 20.24%, First Clearing, LLC, Glen Allen, VA - 13.34%, Pershing LLC, Jersey City, NJ
- 10.28%, National Financial Services, Boston, MA - 7.03% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 24.54%, Legg Mason Wood Walker Inc., Baltimore, MD - 16.44%, First Clearing, LLC, Glen Allen, VA - 10.21%, Citigroup Global Markets Inc., New York, NY - 6.30%, National Financial Services, Boston, MA - 6.12%, Pershing LLC, Jersey City, NJ - 5.88% (Class C).

      Massachusetts Series - Citigroup Global Markets Inc., New York, NY - 8.12%, National Financial Services, Boston, MA - 6.53% (Class A); FISERV Securities, Inc., Philadelphia, PA - 18.74%, National Financial Services, Boston, MA - 11.34%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.50%, Citigroup Global Markets Inc., New York, NY - 6.18%, US Clearing Corp., New York, NY - 5.54%, LPL Financial Services, San Diego, CA - 5.35% (Class B); FISERV Securities, Inc., Philadelphia, PA - 29.27%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 14.60%, Pershing LLC, Jersey City, NJ - 10.29%, Kaye L. Cossette, Sturbridge, MA - 7.72%, US Clearing Corp., New York, NY - 7.08% (Class C).

      Michigan Series - Citigroup Global Markets Inc., New York, NY - 8.35%, National Financial Services, Boston, MA - 6.00%, (Class A); National Financial Services, Boston, MA - 29.29%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 25.15%, (Class B); National Financial Services, Boston, MA
- 39.25%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 13.87%, First Clearing, LLC, Glen Allen, VA - 11.58% (Class C).

      Minnesota Series - Wells Fargo Investments LLC, San Francisco, CA - 17.48%, Pershing LLC, Jersey City, NJ - 5.69% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 31.42%, Wells Fargo Investments LLC, San Francisco, CA - 17.23%, National Financial Services, Boston, MA - 10.80%, Pershing LLC, Jersey City, NJ - 7.43%, USBANCORP Piper Jaffray, Minneapolis, MN -5.79% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 52.14%, Wells Fargo Investments LLC, San Francisco, CA - 24.46% Gordon N Lolson, Saint Paul, MN - 5.24% (Class C).

      North Carolina Series - National Financial Services, Boston, MA - 15.16%, First Clearing, LLC, Glen Allen, VA - 10.28%, Pershing LLC, Jersey City, NJ - 5.55% (Class A); National Financial Services, Boston, MA - 39.33%, Pershing LLC, Jersey City, NJ - 11.00%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.13%, First Clearing, LLC, Glen Allen, VA - 5.05% (Class
B).

      Ohio Series - McDonald & Co. Securities Inc., Cleveland, OH - 19.75%, Pershing LLC, Jersey City, NJ - 6.99%, First Clearing, LLC, Glen Allen, VA - 5.79% (Class A); McDonald & Co. Securities Inc., Cleveland, OH - 29.11%, FISERV Securities, Inc., Philadelphia, PA - 20.58%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.85%, National Financial Services, Boston, MA - 8.93% (Class B); FISERV Securities, Inc., Philadelphia, PA - 24.50%, National Financial Services, Boston, MA - 17.72%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.79%, Pershing LLC, Jersey City, NJ - 7.13%, Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH - 5.65% (Class
C).

      Pennsylvania Series - First Clearing, LLC, Glen Allen, VA - 13.15%, FISERV Securities, Inc., Philadelphia, PA - 8.25%, Citigroup Global Markets Inc., New York, NY - 6.68% (Class A); FISERV Securities, Inc., Philadelphia, PA - 8.25%, Pershing LLC, Jersey City, NJ - 9.01%, First Clearing, LLC, Glen Allen, VA - 5.25% (Class B); First Clearing, LLC, GlenAllen, VA - 11.94%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.92%, UBS Financial Services Inc. FBO Michelle Monzo, Monroeville, PA - 9.87%, UBS Financial Services Inc. FBO, Charlene Monzo, Monroeville, PA 9.36%, FISERV Securities, Inc., Philadelphia, PA 9.33%, UBS Financial Services Inc. FBO Ruth L. Heston, Malvern, PA - 5.88% (Class C).

       Texas Series -Pershing LLC, Jersey City, NJ - 15.56%, Citigroup Global Markets Inc., New York, NY - 13.41%, National Financial Services, Boston, MA
- 7.68% Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 5.21% (Class
A); National Financial Services, Boston, MA - 25.98%, Pershing LLC, Jersey City, NJ - 20.31%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.54%, (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 77.53%, Pershing LLC, Jersey City, NJ - 5.62% (Class C).

       Virginia Series - First Clearing, LLC, Glen Allen, VA - 14.57%, National Financial Services, Boston, MA - 9.26%, Citigroup Global Markets Inc., New York, NY - 8.60%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.70%, (Class A); First Clearing, LLC, Glen Allen, VA - 25.89%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 16.50%, National Financial Services, Boston, MA - 6.07% Scott & Stringfellow, Inc., Richmond, VA - 5.83%, Citigroup Global Markets Inc., New York , NY - 5.63% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 30.56%, Legg Mason Wood Walker Inc., Baltimore, MD - 12.57%, First Clearing, LLC, Glen Allen, VA - 9.50%, US Clearing Corp., New York, NY - 8.89%, Citigroup Global Markets Inc., New York, NY - 5.72, US Clearing Corp., New York, NY - 5.59, Pershing LLC, Jersey City, NJ - 5.56% (Class C).


      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                           MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).

      In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to each Series by the Manager; the investment management expertise of the Manager in respect of each Series' investment strategies; the personnel, resources and experience of the Manager; each Series' performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Distribution and Shareholder Services Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Coleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


      The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of
shareholders' reports and meetings, and any extraordinary expenses.   In
addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Shares of each Class are subject to an annual shareholder service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.

      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 2001, 2002 and 2003, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:


Name of Series                   Management Fee Payable               Reduction  in Fee                     Net Fee Paid
--------------                   ----------------------               -----------------                     ------------

                          2001        2002        2003          2001       2002       2003         2001        2002         2003
                          ----        ----        ----          ----       ----       ----         ----        ----         -----

Connecticut Series     $1,796,017  $1,920,817   $1,986,747      $     0   $     0  $      0     $ 1,796,017  $1,920,817  $1,986,747
Florida Series            710,462      697,573     693,007      231,379    11,691         0         479,083     685,882     693,007
Maryland Series         1,512,341    1,586,576   1,613,540            0         0         0       1,512,341   1,586,576   1,613,540
Massachusetts Series      316,634      315,675     335,074            0         0         0         316,634     315,675     335,074
Michigan Series           748,976      736,096     740,954            0         0         0         748,976     736,096     740,954
Minnesota Series          724,836      738,236     768,231            0         0         0         724,836     738,236     768,231
North Carolina Series     416,655      445,795     466,995            0         0         0         416,655     445,795     466,995
Ohio Series             1,323,873    1,394,838   1,458,617            0         0         0       1,323,873   1,394,838   1,458,617
Pennsylvania Series     1,234,082    1,316,964   1,294,194            0         0         0       1,234,082   1,316,964   1,294,194
Texas Series              333,251      333,392     340,430       60,054    64,345   $70,806         273,197     269,047     269,624
Virginia Series           495,428      509,064     505,463            0         0         0         495,428     509,064     505,463




      The Manager has agreed with respect to each Series that if in any fiscal year the aggregate expenses of a Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      The amounts retained on the sale of Series' shares by the Distributor from sales loads and from contingent deferred sales charges ("CDSCs"), as applicable, with respect to the Series' Class A, Class B and Class C shares, for the fiscal years ended April 30, 2001, 2002 and 2003 were as follows:




NAME OF SERIES                            Class A
--------------
                      Fiscal Year     Fiscal Year      Fiscal Year
                      ENDED 2001      ENDED 2002       ENDED 2003
                      -----------     -----------      -----------

Connecticut Series       $15,634          $37,140      $46,244
Florida Series             4,808           14,457       30,153
Maryland Series           22,185           36,554       27,483
Massachusetts Series       2,834            6,123        6,374
Michigan Series            3,625           13,621        7,261
Minnesota Series           9,905           12,586       11,159
North Carolina Series      4,357            8,743       12,845
Ohio Series               10,386           21,006       14,544
Pennsylvania Series       15,902           16,609        9,089
Texas Series                 468            2,568        6,067
Virginia Series            3,992            5,797       14,528



NAME OF SERIES                         Class B
--------------
                     Fiscal Year     Fiscal Year     Fiscal Year
                     ENDED 2001      ENDED 2002      ENDED 2003
                     ----------      ----------      -----------

Connecticut Series   $   68,013      $101,992         $132,557
Florida Series           22,406        24,384           15,219
Maryland Series          65,025        88,690          123,822
Massachusetts Series     14,522        14,047           13,912
Michigan Series          36,407         9,744           23,394
Minnesota Series         23,017        24,266           29,974
North Carolina           28,670        11,890           63,796
Series
Ohio Series              91,724        89,836           47,879
Pennsylvania Series     101,614        86,007          103,601
Texas Series             15,706         5,965           19,279
Virginia Series          30,487        23,157           36,621



NAME OF SERIES                        CLASS C
--------------
                     Fiscal Year     Fiscal Year   Fiscal Year
                     ENDED 2001      ENDED 2002    ENDED 2003
                     -----------     -----------   -----------

Connecticut Series    $5,702           $11,001      $4,343
Florida Series         3,305               237         192
Maryland Series        1,025               949       1,530
Massachusetts Series       0               503         479
Michigan Series          167               336       1,590
Minnesota Series           0                 0         548
North Carolina            51                 0         993
Series
Ohio Series              756             5,305       3,935
Pennsylvania Series       63               165         839
Texas Series              29               217         398
Virginia Series        7,223                 0         789

      The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A shares subject to a CDSC, and Class B shares and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Fund's Distribution Plan (described below), in part, are used to defray these expenses.

      The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Fund. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                              HOW TO BUY SHARES


      GENERAL. Fund shares may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

      When purchasing Fund shares, you must specify which Series and Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares may exceed the accumulated Shareholder Service Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees.

      In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.


      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.


      The minimum initial investment is $1,000. Subsequent investments must be at least $100. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      Fund shares also may be purchased through Dreyfus-Automatic Asset Builder(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


      Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Series, net asset value per share of each Class is computed by dividing the value of the net assets of the Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

      USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                    Total Sales Load
                            ----------------------------------
AMOUNT OF TRANSACTION         As a % of                             Dealers'
                              Offering         As a % of Net     Reallowance as
                              Price Per         Asset Value          a % of
                                Share            Per Share       Offering Price
                            --------------     ---------------  ----------------


Less than $50,000               4.50                4.70              4.25
$50,000 to less than            4.00                4.20              3.75
$100,000
$100,000 to less than           3.00                3.10              2.75
$250,000
$250,000 to less than           2.50                2.60              2.25
$500,000
$500,000 to less than           2.00                2.00              1.75
$1,000,000
$1,000,000 or more               -0-                -0-               -0-


      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.


      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series' Class A shares on April 30, 2003.



                                                           Connecticut        Florida          Maryland      Massachusetts
                                                             SERIES            SERIES           SERIES           SERIES
                                                           -----------        -------          --------      --------------


Class A Shares:
    NET ASSET VALUE, per share.................               $12.19           $14.41           $12.37           $11.80
    Per Share Sales Charge - 4.5%  of offering price
    (4.7% of net asset value per share)........
                                                                0.57             0.68             0.58             0.55
    Per Share Offering Price to Public.........               $12.76           $15.09           $12.95           $12.35



                                                                                               North
                                                         Michigan         Minnesota            Carolina          Ohio
                                                          SERIES            SERIES             SERIES            SERIES
                                                         --------         ---------            --------         -------
Class A Shares:
   NET ASSET VALUE, per share........                         $15.51           $15.57           $14.00           $12.84
   Per Share Sales Charge - 4.5%  of offering
   price (4.7% of net asset value per share)....
                                                                0.73             0.73             0.66             0.60
   Per Share Offering Price to Public.                        $16.24           $16.30           $14.66           $13.44






                                                           Pennsylvania           Texas           Virginia
                                                              SERIES              SERIES           SERIES
                                                           ------------          ------           --------

Class A Shares:
  NET ASSET VALUE, per share....................               $16.13              $21.61           $17.17
  Per Share Sales Charge - 4.5% of offering price
  (4.7% of net asset value per share)...........                 0.76                1.02             0.81
  Per Share Offering Price to Public......                     $16.89              $22.63           $17.98




      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plan or program), or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.


      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."


      Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares--Contingent Deferred Sales Charge--Class C
Shares."

      RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of a Series, or shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, which are subject to a sales load or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

      Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


      DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Series pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.


      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Series, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of the outstanding shares of such Class of the Series.


      For the fiscal year ended April 30, 2003, each Series paid the Distributor, with respect to the Series' Class B and Class C, pursuant to the Distribution Plan, the following amounts:





     NAME OF SERIES             CLASS B                 CLASS C
--------------------           --------                --------

Connecticut Series           $226,229                  $83,138
Florida Series                 59,237                   24,297
Maryland Series               278,031                   40,360
Massachusetts Series           28,773                   12,561
Michigan Series                55,148                   50,847
Minnesota Series               81,203                   28,309
North Carolina Series          96,717                   12,287
Ohio Series                   220,673                   77,528
Pennsylvania Series           209,241                   25,327
Texas Series                   36,553                    8,641
Virginia Series                77,806                   28,088




      SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan, pursuant to which each Series pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the fiscal year ended April 30, 2003, each Series paid the Distributor, with respect to the Series' Class A, Class B and Class C, pursuant to the Shareholder Services Plan, the following amounts:





     NAME OF SERIES         CLASS A                CLASS B            CLASS C
-------------------        --------              ---------            --------
Connecticut Series        $762,240               $113,114             $27,713
Florida Series             277,286                 29,618               8,099
Maryland Series            580,959                139,015              13,453
Massachusetts Series       133,733                 14,387               4,187
Michigan Series            292,274                 27,574              16,949
Minnesota Series           299,158                 40,602               9,436
North Carolina Series      159,816                 48,359               4,095
Ohio Series                526,828                110,337              25,843
Pennsylvania Series        475,207                104,620               8,443
Texas Series               133,584                 18,276               2,881
Virginia Series            181,491                 38,903               9,363



                             HOW TO REDEEM SHARES

      GENERAL. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.


      The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for a period of up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.


      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


      The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

                                       CDSC as a % of
Year Since                           Amount Invested or
Purchase Payment                    Redemption Proceeds
WAS MADE                            (WHICHEVER IS LESS)

First............................           4.00
Second...........................           4.00
Third............................           3.00
Fourth...........................           3.00
Fifth............................           2.00
Sixth............................           1.00

      The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

                                       CDSC as a % of
Year Since                           Amount Invested or
Purchase Payment                    Redemption Proceeds
WAS MADE                            (WHICHEVER IS LESS)

First............................           3.00
Second...........................           3.00
Third............................           2.00
Fourth...........................           2.00
Fifth............................           1.00
Sixth............................           0.00


      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); and finally, of amounts representing the cost of shares held for the longest period.


      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.


      WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, or other programs, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 iN the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

      CHECKWRITING PRIVILEGE - CLASS A ONLY. The Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to back up withholding on redemptions. Any Check written on an account which has become subject to back up withholding on redemptions will not be honored by the Transfer Agent.

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.
If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

      SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

      FUND EXCHANGES. Clients of certain Service Agents may purchase, in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client's state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


      E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.


      To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over The Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


       During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.


      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611, or visiting the Dreyfus.com website. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in a state in which shares of the Fund being acquired may legally be sold. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


      DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without a sales load in Class A shares of other funds offered without a sales load.

      B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load may be deducted.

      C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


      D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

      LETTER OF INTENT--CLASS A SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under "Rights of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

      Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.


                       DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by a Series if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any), Shareholder Services Plan fees, and with respect to Class B and Class C shares only Distribution Plan fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that each Series qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 2003. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gain), and meet certain asset diversification and other requirements. If a Series does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin earning income dividends on the day immediately available funds ("Federal Funds") are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve system may take considerably longer to convert into Federal Funds. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.


      If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of a Series' total assets consists of Federal tax exempt obligations, the Series may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Series from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.


      Any dividend or distribution paid shortly after an investor's purchase of a Series' shares may have the effect of reducing the aggregate net asset value of such shares below the cost of such an investment. Such a dividend or distribution would be a return on investment in an economic sense, as described herein. In addition, if a shareholder has not held the shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.


      Gain or loss, if any, realized by a Series from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any such
Section 1256 contracts remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized as described above.


      Offsetting positions held by a Series involving certain futures and options transactions with respect to actively traded personal property may
constitute "straddles."   To the extent the straddle rules apply to positions
established by a Series, losses realized by a Series may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Series may constitute "mixed straddles." A Series may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Series either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or
(2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Series generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Series enters into the financial position or acquires the property, respectively.

      Investment by a Series in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Series to recognize income prior to the receipt of cash payment. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

      STATE AND LOCAL TAX TREATMENT. Each Series will invest primarily in Municipal Bonds of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Bonds. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

      The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

      The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

      CONNECTICUT SERIES. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Bonds. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

      Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

      The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

      FLORIDA SERIES. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

      The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

      Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

      MARYLAND SERIES. Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Bonds or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Bonds or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.

      Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

      If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

      Individuals will not be subject to personal property tax on their shares of the Maryland Series.

      MASSACHUSETTS SERIES. Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Bonds or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gains is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

      The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

      MICHIGAN SERIES. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Bonds, obligations of U.S. possessions, as well as direct U.S. Government obligations.

      For Michigan personal income tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Bonds and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.

      Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

      MINNESOTA SERIES. Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Bonds, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Bond, may be subject to the Minnesota alternative minimum tax.

      The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

      NORTH CAROLINA SERIES. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Bonds or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Bonds issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

      The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995.
Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

      To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

      OHIO SERIES. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Bonds and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

      PENNSYLVANIA SERIES. Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

      Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

      TEXAS SERIES. All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

      Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.

      Effective with franchise tax reports originally due after January 1, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (1) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas.

      The shares of the Series are not subject to property taxation by Texas or its political subdivisions.

      VIRGINIA SERIES. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

      Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

      As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

      When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.


                            PORTFOLIO TRANSACTIONS

      Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Series or other funds managed, advised or administered by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


      There were no transactions during the fiscal year ended April 30, 2003 in newly issued debt instruments in fixed price public offerings directed to an underwriter or underwriters in consideration of, among other things, research services.



                           PERFORMANCE INFORMATION



      The current yield for the 30-day period ended April 30, 2003, for Class A, Class B and Class C of each Series was as follows:


                            Current      Net of Absorbed
NAME OF SERIES               YIELD           EXPENSES1
--------------              -------      ----------------


CLASS A:
Connecticut Series            3.17%              -
Florida Series                3.47               -
Maryland Series               3.61               -
Massachusetts Series          3.22               -
Michigan Series               2.86               -
Minnesota Series              3.48               -
North Carolina Series         3.28               -
Ohio Series                   3.06               -
Pennsylvania Series           3.03               -
Texas Series                  3.33            3.25%
Virginia Series               3.10               -


____________________________

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                            Current      Net of Absorbed
NAME OF SERIES               YIELD           EXPENSES1
--------------              -------      ----------------


CLASS B:
Connecticut Series            2.82%             -
Florida Series                3.15              -
Maryland Series               3.28              -
Massachusetts Series          2.86              -
Michigan Series               2.49              -
Minnesota Series              3.14              -
North Carolina Series         2.94              -
Ohio Series                   2.71              -
Pennsylvania Series           2.68              -
Texas Series                  3.00            2.91%
Virginia Series               2.74              -


____________________________

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                            Current      Net of Absorbed
NAME OF SERIES               YIELD           EXPENSES1
--------------              -------      ---------------


CLASS C:
Connecticut Series            2.58%             -
Florida Series               2.91               -
Maryland Series              3.02               -
Massachusetts Series         2.60               -
Michigan Series              2.28               -
Minnesota Series             2.89               -
North Carolina Series        2.71               -
Ohio Series                  2.46               -
Pennsylvania Series          2.45               -
Texas Series                 2.72             2.66%
Virginia Series              2.52               -


____________________________
1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

      Current yield is computed pursuant to a formula which operates as follows: The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of:
(a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


      Based upon the 2003 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 2003 for Class A, Class B and Class C of each Series was as follows:


                                      Tax Equivalent  Net of Absorbed
NAME OF SERIES           TAX RATE             YIELD         EXPENSES1
--------------           --------     -------------   ----------------


CLASS A:
Connecticut Series          37.93%         5.11%              -
Florida Series2             35.00          5.34               -
Maryland Series             38.09          5.83               -
Massachusetts Series        38.25          5.21               -
Michigan Series             37.67          4.59               -
Minnesota Series            40.10          5.81               -
North Carolina              40.36          5.50               -
Series
Ohio Series                 39.88          5.09               -
Pennsylvania Series         36.82          4.80               -
Texas Series2               35.00          5.12               5.00%
Virginia Series             38.74          5.06               -


___________________________
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


2  Federal tax rate only.  No state personal income tax imposed during 2003.








                                      Tax Equivalent  Net of Absorbed
NAME OF SERIES           TAX RATE            YIELD          EXPENSES1
--------------           --------     -------------   ----------------
CLASS B:
Connecticut Series           37.93%       4.54%              -
Florida Series2              35.00        4.85               -
Maryland Series              38.09        5.30               -
Massachusetts Series         38.25        4.63               -
Michigan Series              37.67        3.99               -
Minnesota Series             40.10        5.24               -
North Carolina               40.36        4.93               -
Series
Ohio Series                  39.88        4.51               -
Pennsylvania Series          36.82        4.24               -
Texas Series2                35.00        4.62             4.48%
Virginia Series              38.74        4.47               -


___________________________
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


2  Federal tax rate only.  No state personal income tax imposed during 2003.





                                      Tax Equivalent  Net of Absorbed
NAME OF SERIES           TAX RATE             YIELD      EXPENSES1
--------------           --------      ------------   ---------------
CLASS C:
Connecticut Series          37.93%         4.16%             -
Florida Series2             35.00          4.48              -
Maryland Series             38.09          4.88              -
Massachusetts Series        38.25          4.21              -
Michigan Series             37.67          3.66              -
Minnesota Series            40.10          4.82              -
North Carolina              40.36          4.54              -
Series
Ohio Series                 39.88          4.09              -
Pennsylvania Series         36.82          3.88              -
Texas Series2               35.00          4.18            4.09%
Virginia Series             38.74          4.11              -


____________________________
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


2  Federal tax rate only.  No state personal income tax imposed during 2003.


      Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.

      The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 35.00% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The average annual total return for the periods indicated for Class A of each Series was as follows:



                       1-year period       5-year period      10-year period
NAME OF SERIES        ENDED APRIL 30,    ENDED APRIL 30,     ENDED APRIL 30,
                            2003               2003                2003
-------------         --------------     --------------      ---------------
CLASS A:
Connecticut Series              2.66%         4.36%                5.22%
Florida Series                  3.08          4.43                 4.90
Maryland Series                 4.54          3.55                 4.89
Massachusetts Series            4.15          4.45                 5.17
Michigan Series                 2.99          4.31                 5.40
Minnesota Series                4.40          4.54                 5.14
North Carolina                  3.70          4.10                 5.12
Series
Ohio Series                     2.55          4.19                 5.10
Pennsylvania Series             3.96          3.97                 5.27
Texas Series                    3.94          4.68                 5.93
Virginia Series                 2.78          4.01                 5.26


      The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:


                         1-year period         5-year period     10-year period
NAME OF SERIES          ENDED APRIL 30,       ENDED APRIL 30,    ENDED APRIL 30,
                            2003                  2003                2003*
-------------          --------------      --------------------  ---------------
CLASS B:
Connecticut Series          2.96%               4.44%               5.37%
Florida Series              3.43                4.53                5.06
Maryland Series             4.86                3.63                5.03
Massachusetts Series        4.58                4.54                5.31
Michigan Series             3.38                4.42                5.55
Minnesota Series            4.74                4.61                5.30
North Carolina Series       4.10                4.21                5.28
Ohio Series                 2.86                4.27                5.26
Pennsylvania Series         4.25                4.06                5.42
Texas Series                4.29                4.78                6.08
Virginia Series             3.17                4.11                5.42


____________________________

* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

      The average annual total return for the periods indicated since the initial offering for Class C of each Series was as follows:


                        1-year period     5-year period      7.72-year period
NAME OF SERIES         ENDED APRIL 30,    ENDED APRIL 30,    ENDED APRIL 30,
                             2003           2003                   2003
CLASS C:
Connecticut Series          5.62%            4.51%                   5.31%
Florida Series              6.17             4.59                    4.69
Maryland Series             7.66             3.70                    4.81
Massachusetts Series        7.31             4.59                    5.23
Michigan Series             6.07             4.50                    5.25
Minnesota Series            7.48             4.66                    5.03
North Carolina Series       6.83             4.33                    5.49
Ohio Series                 5.60             4.36                    5.09
Pennsylvania Series         7.07             4.15                    5.23
Texas Series                7.06             4.86                    5.90
Virginia Series             5.92             4.20                    5.36


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period. The average annual total return for each Series' Class B shares assumes a conversion to Class A shares after six years.


      The total return for the period May 28, 1987 (except where indicated) through April 30, 2003 for Class A of each Series was as follows:


                               Based on Maximum           Based on Net Asset
NAME OF SERIES                   OFFERING PRICE                 VALUE
--------------                  ---------------           ------------------

CLASS A:
Connecticut Series                   180.69%                   193.95%
Florida Series                       213.77                    228.67
Maryland Series                      156.84                    168.98
Massachusetts Series                 167.05                    179.59
Michigan Series                      213.91                    228.60
Minnesota Series                     189.45                    203.17
North Carolina Series1               105.48                    115.24
Ohio Series                          128.82                    139.52
Pennsylvania Series2                 183.79                    197.22
Texas Series                         277.85                    295.63
Virginia Series1                     109.24                    119.12


____________________________


1 For the period from August 1, 1991 (commencement of operations) through April 30, 2003.
2 For the period from July 30, 1987 (commencement of operations) through April 30, 2003.

      The total return for the period January 15, 1993 through April 30, 2003 for Class B of each Series was as follows:


NAME OF SERIES             BASED ON NET ASSET VALUE*
--------------             ------------------------


CLASS B:
Connecticut Series                  76.64%
Florida Series                      71.38
Maryland Series                     70.97
Massachusetts Series                75.77
Michigan Series                     79.74
Minnesota Series                    75.65
North Carolina Series               76.32
Ohio Series                         75.04
Pennsylvania Series                 77.89
Texas Series                        89.91
Virginia Series                     78.21


____________________________
* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.


      The total return for the period August 15, 1995 through April 30, 2003 for Class C of each Series was as follows:


NAME OF SERIES             BASED ON NET ASSET VALUE*
--------------             ------------------------


CLASS C:
Connecticut Series                  48.98%
Florida Series                      42.41
Maryland Series                     43.69
Massachusetts Series                48.17
Michigan Series                     48.36
Minnesota Series                    45.97
North Carolina Series               51.04
Ohio Series                         46.65
Pennsylvania Series                 48.14
Texas Series                        55.56
Virginia Series                     49.57


___________________________________
*     No CDSC is charged Class C shares after one year of purchase.

      Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted. The total return for each Series' Class B shares assumes a conversion to Class A shares after six years. Since the periods covered for Class B and Class C are beyond the period for which a CDSC would be applied, no CDSC is factored into the aggregate total return quoted above for Class B and Class C.

      From time to time, the after-tax returns of a Series may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment.
After-tax returns (including those reflecting Series distributions and/or redemption of Series shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Series shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Series on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.

      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.

      The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit.
In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

      From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                    INFORMATION ABOUT THE FUND AND SERIES

      Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

      The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      To date, the Board has authorized the creation of eleven Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.
Rule   18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of such rule.

      Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series' performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Series during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for shares by any person or group if, in the judgment of the Fund's management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series (e.g., amounts equal to 1% or more of the Series' total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Series may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Series. The Fund's policy on excessive trading applies to investors who invest in a Series directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

      The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $23 billion in tax exempt assets.


                       COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.

                                  APPENDIX A

                          RISK FACTORS -- INVESTING
                        IN STATE MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.


      Connecticut Series.......................................     B-71
      Florida Series...........................................     B-80
      Maryland Series..........................................     B-89
      Massachusetts Series.....................................     B-93
      Michigan Series..........................................     B-116
      Minnesota Series.........................................     B-123
      North Carolina Series....................................     B-136
      Ohio Series..............................................     B-151
      Pennsylvania Series......................................     B-162
      Texas Series.............................................     B-177
      Virginia Series..........................................     B-184


CONNECTICUT SERIES

      The State is a highly developed and urbanized state. The State's economic vitality is evidenced in the rate of growth of its gross state product. The State was for much of the 1980s among the strongest performers in the nation in this category. While the State's growth rate slowed in the initial years of the 1990s, thereafter the growth rate improved and remained higher than those experienced in the early 1990s. In 2000, the State's output was concentrated in three areas: finance (29.5%), services (22.1%) and manufacturing (15.7%), which contributed two-thirds of the State's total output. The output contribution of manufacturing has been declining over time as the contribution of finance and services has been rapidly increasing. In 1991, the State's outputs from these areas were: finance (25.2%), services (19.4%), and manufacturing (19.8%). The increasing share of the non-manufacturing sector may help smooth the business cycle by prolonging the length of expansion and reducing the span and depth of recession.

      MANUFACTURING. During the past ten years, the State's manufacturing employment was at its highest in 1992 at 305,710 workers. Since that year, employment in manufacturing was on a downward trend with only a slight increase in 1997 and 1998. A number of factors, such as heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 253,960 in 2001, after a rebound to 276,910 in 1998. The total number of manufacturing jobs dropped 51,750 or (16.93%) for the ten year period ending in 2001.

      NON-MANUFACTURING. Over the past several decades, the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to 85% by 2001. This trend has decreased the State's dependence on manufacturing.
Over the course of the last ten years, there were approximately 208,500 jobs created in this sector, an increase of 17.1%. Moreover, this sector has more than compensated for the loss in manufacturing jobs, fueling the recovery in nonagricultural employment since 1993.

      EMPLOYMENT. In the State, approximately 60% of total personal income is derived from wages and salaries earned by workers classified in the non-agricultural employment sector. The State's non-agricultural employment reached its decade-long high in the first quarter of 1989 with 1,676,230 persons employed, but began declining with the onset of the recession in the early 1990s. It was not until 1993 that the State's economy started to gain momentum and it has steadily improved in each successive year since, adding tens of thousands of new workers annually. During 2000, non-agricultural employment surpassed the 1989 peak with a total employment of 1,693,500. Total non-agricultural employment declined in 2001 as the economy softened beginning with the first quarter of 2001.

      STATE GENERAL FUND. The State finances most of its operations through its General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State's financial statements are prepared on a modified cash basis of accounting (the "budgetary-basis"), which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

REVENUES

      General Fund revenues were forecasted at the adoption of the budgets for the fiscal year ended June 30, 2002 and in connection with the mid-term budget adjustments for the fiscal year ended June 30, 2003. The State, as of the forecast date, expected to derive approximately 70% of its General Fund revenues from taxes during each of the 2001-02 and 2002-03 fiscal years.

      General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue. A summary of anticipated General Fund revenue sources for the fiscal year ended June 30, 2002 and for the fiscal year ended June 30, 2003, as forecasted at the time of adoption of the mid-term budget adjustments, are as follows: Personal Income Tax (37.8% and 35.0%); Sales and Use Tax (24.9% and 24.1%); Corporate Business Tax (3.9% and 3.6%); Other Taxes (7.7% and 8.2%); Unrestricted Federal Grants (16.8% and 17.7%) and Other Non-Tax Revenues (8.9% and 11.4%).

      FISCAL YEAR 2001-2002 OPERATING RESULTS. The adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894.1 million and General Fund expenditures of $11,894.0 million resulting in a projected surplus of $0.1 million. This report indicates that General Fund revenues were $10.85 billion and that General Fund expenditures and miscellaneous adjustments were $11.66 billion, resulting in a deficit of $817.1 million for the 2001-2002 fiscal year. Per State law, the balance of $594.7 million credited to the Budget Reserve Fund was deemed to be appropriated for the purpose of funding the deficit. Under the State law provisions, the remaining deficit balance of $222.4 million will be financed by the issuance of five year Economic Recovery Notes.

      MIDTERM BUDGET ADJUSTMENTS FOR FISCAL 2002-03. On July 1, 2002, the Governor signed the Midterm Budget Adjustments for fiscal year 2002-2003. The adopted Midterm Budget Adjustments anticipate General Fund expenditures of $12.09 billion or a reduction of $339.6 million from the originally adopted fiscal year 2002-2003 budget plan.

      The more significant revenue changes that were enacted in support of the adopted budget include the following modifications: (1) a 61 cent increase in the cigarette tax from $0.50 cents per pack to $1.11 per pack effective April 3, 2002, which was expected to result in $129.3 million in additional anticipated revenue from cigarette and sales taxes, (2) imposition of a $250 tax on certain business entities and limitations on the use of corporate tax credits that was expected to yield $58.5 million, (3) a deferral on the phase-in of previously enacted tax changes was expected to raise $35.6 million, (4) enhanced management of unclaimed property to be escheated to the State, which was expected to yield $35.0 million, (5) reduced General Fund revenue transfers to other funds, which was expected to result in $24.8 million in savings, (6) a tax amnesty program which was expected to raise $22 million, (7) conversion of an HMO tax credit under the insurance premiums tax to an appropriation which was expected to yield an additional $15.6 million, and (8) transfers from other funds of the State, quasi-public agencies, and proceeds from the Anthem demutualization which were expected to yield $300.1 million.

      For fiscal year 2002-2003, the enacted Midterm Budget Adjustments reduced $339.6 million in General Fund appropriations from the originally enacted budget. The more significant reductions included: (1) an additional $94 million in unallocated statewide lapses, (2) debt service savings of $36.8 million, (3) removal of the town aid road grant from the General Fund totaling $35 million, (4) authorizing the Governor to undertake extraordinary rescission authority of no more than $35 million, (5) reduced State contributions to the teachers' retirement fund by $34.9 million, (6) reductions of $23.6 million to the constituent units of higher education, (7) $21 million in reductions to various education grants, (8) a freeze on hiring and managerial pay increases expected to save $18.0 million, and (9) $16.8 million in anticipated savings due to changes in purchasing reimbursement for pharmacy services.

      FISCAL YEAR 2002-2003 OPERATIONS. The adopted Midterm Budget Adjustments for the 2002-2003 fiscal year anticipate General Fund expenditures of $12.09 billion. Per the Comptroller's monthly report for the period ended July 31, 2002, based on State estimate, there was an estimated $281.5 million budget deficit for the 2002-2003 fiscal year. This estimated deficit of $281.5 million is 2.3% of net General Fund appropriations.

      The 2002-2003 fiscal year deficit was forecasted to increase as anticipated revenues declined and expenditures increased. Per the Comptroller's monthly report for the period ended August 31, 2002, there was an estimated $330.1 million budget deficit for the 2002-2003 fiscal year, 2.7% of net General Fund appropriations. After careful analysis, the State determined that the Governor's authority under State law could generate enough savings to close the deficit. The major reductions already made in the current fiscal year adjusted budget line items occurred disproportionately in areas that lie within the Governor's recession authority. Given these determinations, rather than implement a plan of allotment reductions that would not adequately address the deficit, the Governor requested that legislative leadership begin a dialogue to discuss spending reductions.

      In the monthly report estimates provided on November 20, 2002, as of October 31, 2002 General Fund revenues are estimated at $11.84 billion, General Fund expenditures and miscellaneous adjustments are estimated at $12.23 billion, and the General Fund deficit for the 2002-2003 fiscal year is estimated at $390.9 million. On December 2, 2002, the Comptroller estimated a General Fund deficit of $414.9 million for the 2002-2003 fiscal year. On November 12, 2002, the State had estimated a General Fund deficit of $495.5 million for the 2002-2003 fiscal year and indicated that the deficit could be greater if economic conditions deteriorate or if the anticipated $94 million lapse is not fully achieved.

      FISCAL YEAR 2002-2003 OPERATIONS--UPDATE. In December 2002, the Governor presented to the State legislature his plan to address the anticipated budget shortfall for the 2002-2003 fiscal year. In general, the plan called for $200 million in expenditure reductions and $200 million in revenue enhancements for the General Fund. In addition, $100 million in additional expenditure reductions would be necessary if certain employee concessions regarding wages and benefits did not materialize. The special session did not enact legislation to address the budget shortfall. The budget gap continued to widen as the regular session on the General Assembly was convened in January 2003.

      Per the Comptroller's report for the period ended January 31, 2003, there was an estimated $628.3 million budget deficit for the 2002-2003 fiscal year. The deficit was comprised of a $387.6 million dollar revenue shortfall and $240.7 million in higher than anticipated expenditures. The shortfall is primarily due to lower personal income tax collections and the sales and use tax.

      In February 2003, the Governor signed a bill into law that included numerous tax and expenditure changes aimed at mitigating the projected budget deficit. Included in the bill were approximately $485 million in revenue enhancements for the 2002-2003 fiscal year and approximately $108 million in attainable expenditure reductions. The most significant revenue changes include an increase in the personal income tax by increasing the top tax rate from 4.5% to 5.0%, reducing or eliminating various exemptions under the sales and use tax, imposing a one year 20% surtax on corporate earnings, increasing the cigarette tax from $1.11 per pack to $1.51 per pack, and a one-time transfer of $72 million from the resources of the Special Transportation Fund. The most significant expenditure reductions include: various spending cuts totaling $63.4 million; layoff and anticipated early retirement savings of $44.2 million; lapsing unsettled collective bargaining funds of $18.7 million; and a lapsing reserve of $29.5 million for salary adjustments. According to the Comptroller's report as of March 31, 2003, the deficit reduction plan would still result in an anticipated deficit of $66.2 million for fiscal year 2002-2003. On May 1, 2003, the Comptroller estimated a deficit of $101.0 million for fiscal year 2002-2003.

      The above projections are only estimates and no assurances can be given that subsequent estimates or actions will not indicate changes in the final result of the fiscal year 2002-2003 operations.

      RECOMMENDED FISCAL YEAR 2003-2004 AND 2004-2005 BUDGET. The Governor's General Fund budget proposal for fiscal year 2003-2004 assumes revenues of $12,477.0 million and appropriation of $12,476.5 million, resulting in a projected surplus of $0.5 million. For fiscal year 2004-2005, the budget proposal assumes revenues of $13.02 billion and appropriations of $13.02 billion, resulting in a projected surplus of $0.3 million.

      The Governor's budget proposal assumes the following more significant revenue changes and the revenue changes estimated for, respectively, fiscal year 2003-2004 and fiscal year 2004-2005: reduction of the $500 property tax credit to $400, estimated to bring $68.0 million and $69.4 million; phase-out of the $100 minimum property tax credit for $12.0 million and $12.2 million; elimination of the hospital sales tax at a cost of $115.7 million and $116.4 million; imposing a 10% corporation tax surcharge for income year 2004, estimated at $22.8 million and $12.3 million; increasing the real estate conveyance tax rates for $25 million each year; deferring the inheritance tax phase-down for two years at $11.0 million and $26.0 million; and a number of fund transfers totaling $156.5 million and $226.5 million.

      The Governor's budget proposal assumes the following significant expenditure changes for fiscal year 2003-2004: a debt service increase of $203.4 million, due partly to the fiscal year 2001-2002 deficit financing; an estimated $132.1 million in savings from an early retirement incentive program; a savings of $83.2 million from elimination of the state administered general assistance program; and an increase of $63.9 million in Medicaid spending. For fiscal year 2004-2005, more significant expenditure changes include: an increase in debt service of $158.8 million, again due in large part to deficit financing for fiscal year 2001-2002; an increase of $154.3 million due to various programmatic and expenditure changes in Medicaid; and savings of $58.9 million from elimination of funding for unsettled collective bargaining contracts.

      The Governor's biennial budget proposal for fiscal 2003-2004 remains $330.0 million below the expenditure cap and for fiscal 2004-2005, $65.6 million below the expenditure cap.

      The Governor's proposed budget also includes a net increase in general obligation bond authorizations of $799.8 million to take effect in fiscal 2003-2004 and $950.7 million to take effect in fiscal 2004-2005. These increases are in addition to $100 million in fiscal 2003-2004 and $100 million in fiscal 2004-2005 that are existing University of Connecticut authorizations which take effect in such fiscal years. Recommended revenue bond authorizations would not increase in fiscal 2003-2004 or in fiscal 2004-2005. In addition, special transportation bond authorizations would increase in fiscal 2003-2004 by $242.7 million and in fiscal 2004-2005 by $195 million.

STATE DEBT

      The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the questions of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

      TYPES OF DEBT. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

      Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds. Moody's recently downgraded the State's general obligation bond rating from Aa2. The Moody's and S&P ratings each carry a "negative" credit outlook on the State bonds.

      ASSISTANCE TO MUNICIPALITIES. In March and June 2001, the State adopted legislation to assist the City of Waterbury in financing it budget deficits (the "Act"). The Act imposed certain financial controls on the City and created a Waterbury Financial Planning and Assistance Board (the "Board"). The Act authorizes the City, subject to approval of the Board and the State Treasurer, to issue bonds for the purpose of funding the City's budget deficits. Payment of the bonds is serviced through the City's taxing authority. The Act requires the City to direct certain of its tax revenues to a trustee through a tax intercept mechanism for the purpose of servicing the debt on its bonds. The Act also provides for the establishment of a special capital reserve fund to further secure up to $100 million bonds issued by the City to fund its budget deficits. The State is contingently obligated to restore the special capital reserve fund to its required minimum. The City issued $97.5 million Special Capital Reserve Bonds in April 2002. The minimum Capital Reserve Requirement is $10.1 million.

      INVESTMENTS. The Treasurer has the investment responsibility for all funds of the State and functions as the trustee of all State pension, retirement and trust funds. The Treasurer is authorized to invest or reinvest funds under the control of the Treasurer in United States government or agency obligations, shares or interests in an investment company registered under the 1940 Act, whose portfolio is limited to obligations of the United States, its agencies or instrumentalities, or repurchase agreements fully collateralized by such obligations, United States postal service obligations, certificates of deposit, commercial paper, savings accounts and bank acceptances. The Treasurer may also invest funds, excluding civil list funds, in the sale or acquisition of securities or obligations which the Treasurer is authorized to sell or acquire for purposes of any combined investment fund, subject to repurchase agreements with any securities dealer or bank included in the list of primary dealers prepared by the Federal Reserve Bank of New York. The Treasurer is also authorized to invest all or any part of any sinking fund in bonds in which savings banks may legally invest, provided such bonds mature prior to maturity of the bonds of the State that are outstanding. The Treasurer is required to report by October 15 annually to the Governor and the Investment Advisory Council as to the activities of the Office of the Treasurer for the preceding fiscal year.

      MISCELLANEOUS. On September 23, 1999 former State Treasurer Paul J. Silvester pleaded guilty in Federal District Court of Connecticut to charges of racketeering, bribery and money laundering. The guilty pleas related to solicitations, for himself and others, of bribes and rewards in return for directing investments of State pension funds. The office of the United States Attorney for Connecticut has stated that the investigation by his office is continuing. Representatives of the Internal Revenue Service and the Securities and Exchange Commission are also investigating. The Office of the Treasurer is cooperating with all investigations. In April 2000, former Assistant Treasurer George M. Gomes pleaded guilty to a mail fraud charge related to the matters under investigation. In response to concerns about the activities of the former Treasurer, Treasurer Denise L. Nappier proposed, and the General Assembly passed, legislation which requires additional oversight by the Investment Advisory Council over pension fund investments and increases public disclosure by firms providing investment services to the Treasurer's office.

LITIGATION

      The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The cases described below generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

      SHEFF V. O'NEILL is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. In a Memorandum of Decision issued March 3, 1999 responding to a plaintiff motion, the Superior Court found that the State complied with a 1996 decision of the State Supreme Court directing appropriate remedial measures. The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. The plaintiffs filed a motion on December 28, 2000 seeking to have the Superior Court, once again, monitor the State's compliance with the State Supreme Court's 1996 decision. A hearing about whether the State is still complying with the Supreme Court's ruling and what order, if any, the Court should issue was held in April 2002. The Superior Court was waiting for additional briefs to be filed in December 2002. The parties have reached a settlement that the legislature and the court have approved. The anticipated cost over current expenditures is $45 million over four years, exclusive of school renovation construction costs.

      JOHNSON V. ROWLAND is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgment that the State's current system of financing public education through local property taxes and State formula-determined payments to municipalities violates the State Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the formula, and fund the formula at the level contemplated in the original 1988 public act. The municipalities have been dismissed from the action for lack of standing. Trial is scheduled for April 2004.

      HOSPITAL TAX CASES. In 1999 several hospitals appealed to the Superior Court from the Commissioner of Revenue Services' denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings and for partial refunds of sales tax imposed upon patient care services. Refunds are claimed for the last three years. It is anticipated that other hospitals in the State may bring similar suits. The Superior Court has decided one suit in favor of the State. The decision was appealed to the Supreme Court. The Supreme Court heard the appeal in January 2003 and is awaiting a decision.

      PTI, INC. V. PHILIP MORRIS ET AL. The plaintiffs re-import and distribute cigarettes that have previously been sold by their manufacturers to foreign markets. The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies. The plaintiffs further challenge certain State statutes, including those banning the sale of re-imported cigarettes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes. The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys' fees and costs. The court has granted the State's motion to dismiss this case.

      CARR V. WILSON-COKER. The plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs.

      DOE V. STATE. An action brought in October 2000 on behalf of all juveniles who have been strip-searched at the State's juvenile detention centers. The plaintiffs claim that the blanket policy of strip-searching all juveniles upon arrival at the detention centers is unconstitutional. The plaintiffs seek damages, declaratory and injunctive relief, plus attorneys' fees and costs. On September 27, 2002, the District Court entered judgment for the defendants after trial. Class certification was denied at the same time. The plaintiffs have appealed both the judgment and the denial of class certification.

      FOREMAN V. STATE. An action brought in January 2001 challenging the policy and/or practice of strip-searching all adult inmates arriving at correctional centers. The complaint purports to be brought on behalf of a class of similarly situated individuals, and seeks damages, declaratory and injunctive relief, plus attorneys' fees and costs.

      ASSOCIATION FOR RETARDED CITIZENS OF CONNECTICUT, INC. V. O'MEARA.
This action was brought in October 2001 alleging that the State of Connecticut's Department of Mental Retardation is in violation of applicable Medicaid law and the Americans with Disabilities Act, along with other Federal law, by maintaining a waiting list for Medicaid services of approximately 1600 Medicaid eligible persons. The suit also alleges that the Department of Mental Retardation's placement of persons in quasi-institutional settings, without first allowing them to choose a more integrated community setting, violates Federal law. The case seeks mandatory injunctive relief, attorneys' fees and costs. The District Court recently granted the plaintiff's motion for class certification and discovery is proceeding.

      INDIAN TRIBES. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged INDIAN TRIBES in various parts of the State, claiming monetary recovery as well as ownership to land in issue rather than specific monetary damages. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. It is possible that other such land claims could be brought by other Indian groups. In June 2002, the Federal Bureau of Indian Affairs issued a final determination granting Federal recognition to the Historic Eastern Pequot tribe. The State has appealed that decision to the Court of Appeals. If Federal recognition is upheld, the tribe could institute land claims against the State or others.

      PRATT & WHITNEY DIVISION OF UTC V. COMMISSIONER OF REVENUE SERVICES and HAMILTON STANDARD DIVISION OF UTC V. COMMISSIONER OF REVENUES SERVICES.
These cases involve sales and use tax refund claims by the plaintiffs, who argue that the materials, tools, machinery and equipment used by them in conducting research and development as aircraft manufacturers in an aircraft manufacturing facility with respect to aircraft parts and components qualify for an exemption from sales and use tax under State law. The trial court bifurcated liability from the damages portion of the case and on July 3, 2002 entered summary judgment for the plaintiffs on their claims. The case now proceeds to the damages phase. The claims cover the tax years April 1, 1995 through December 31, 1998, and July 1, 1993 through June 30, 1997, respectively. The decision could also affect other tax years.

      SEYMOUR V. REGION ONE BOARD OF EDUCATION. The case involves plaintiff property owners in Canaan who claim that State statutes, which set out the cost allocation formula for towns comprising regional school districts, deny Canaan taxpayers equal protection because Canaan is one of the poorest towns in the district. The plaintiffs seek to enjoin the present statutorily-mandated system and to have the Court order the regional board to devise a more favorable formula. The Superior Court dismissed the case as nonjusticiable, but the State Supreme Court reversed and remanded. The case remains pending.

      STATE EMPLOYEES BARGAINING AGENT COALITION V. ROWLAND. This case is a Federal District Court case in which a purported class of laid off State employees have sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs.

      RABIN V. WILSON-COKER. The case involves a purported class action filed in the United States District Court in which plaintiffs assert that the Commissioner of Social Services violated Federal law by implementing a public act which limits eligibility for Medicaid benefits under Connecticut's Husky A for families coverage program. Plaintiffs claim that the Commissioner provided defective notices, that they were denied due process, and that they are entitled to a continuation of benefits. The number of individuals alleged to be affected is 30,000. On March 31, 2003, the Court issued a temporary restraining order enjoining the Commissioner from terminating the plaintiff's continued receipt of Medicaid benefits unless and until they are given notice that complies with applicable law.

FLORIDA SERIES

      Juan Ponce de Leon made the first recorded landing in the State in 1513 and subsequently claimed the territory for Spain. The Spaniards founded the first permanent settlement, St. Augustine, in 1565. The State was acquired by the United States from Spain in 1821, became a territory of the United States in 1822, and was admitted to statehood in 1845 as the 27th state. The State is the 26th largest state with land area of 54,252 square miles and a water area of 4,308 square miles, with tidal shoreline in excess of 2,300 miles.

ECONOMIC OUTLOOK

      As a result of decline in the economic climate in fiscal year (July 1 to June 30) ended June 30, 2002, the legislature acted to reduce appropriations in various areas from the original level. Even though the economy as a whole was weakened in Fiscal Year 2001-02, housing starts spiked to a level of 175,000 units because of low interest rates. Because of this spike, total construction employment grew in the Fiscal Year 2001-02. However, construction employment is expected to decrease in the coming year due to weakness in the commercial sector.

      The economic climate of the State in Fiscal Year 2002-03 is expected to experience slow growth. Tourism, a cornerstone of the State's economic strength, is expected to rebound as additional efforts are put forth in advertising and travel incentives. The State's population is also expected to grow by 299,000 (1.8%) in Fiscal Year 2002-03. Population growth provides stimulus to the State's economic expansion.

      Florida's economy has continued to show its strength and resilience. Despite the devastation experienced during the September 11 attacks coupled with the recession, the State's economy is expected to recover. Although war-related concerns have dampened the economy from growing at a faster pace, the economic fundamentals remain strong. Such strength should provide impetus for the State's economy to achieve more sustained growth.

      RECENT STATE FINANCIAL DEVELOPMENTS. In March 2003, the Revenue Estimating Conference ("REC") revised its forecast for the current 2002-03 Fiscal Year and the 2003-04 Fiscal Year.

      The general revenue collection estimate for Fiscal Year 2002-03 was reduced from $19.637 billion to $19.601 billion, a net negative adjustment of $27 million from the November 2002 forecast. The change in estimates resulted primarily from lower estimated sales tax and estate tax collections, which more than offset estimated increases in documentary stamp tax collections and reductions in tax refunds, particularly in the area of corporate income taxes.

      The year-end Working Capital Fund surplus for Fiscal Year 2002-03 is projected to be $130.2 million, and the amount in the Budget Stabilization Fund is expected to remain at $958.9 million.

      General revenues in Fiscal Year 2003-04 are now expected to decrease by 1.6% from the November 2002 estimate to $20.119 billion, which is $508 million more than the amount currently estimated to be collected in Fiscal Year 2002-03.

      FISCAL YEAR 2004 BUDGET. On May 27, 2003, the legislature passed the State's budget for the 2003-2004 Fiscal Year. Budgeted appropriations for 2003-2004 totals $53.3 billion including general revenue appropriations of $21.2 billion and trust fund appropriations of approximately $32.3 billion. Total appropriations for 2003-2004 are $3.1 billion, or 6.2% greater than the 2002-2003 appropriations. General revenue spending is budgeted to increase by $560 million, or 2.8% over prior year general revenue spending. However, individual items within the budget are subject to the Governor's veto. The final budget is also subject to downward adjustment during the Fiscal Year to ensure no budget shortfall occurs.

      The State's budget is required to be kept in balance from current revenues each State Fiscal Year. The 2003-2004 general fund budget is expected to be funded with general revenue collections of approximately $20.1 billion, "cash sweeps" of existing trust fund balances of approximately $708 million, redirection to trust fund revenues to general revenues of approximately $149 million, expected collections from a tax amnesty program of $67 million and other miscellaneous general revenues. The State's constitutionally required Budget Stabilization Fund reserve of approximately $959 million has not been used to fund the 2002-2004 budget. Additionally, the Fiscal Year 2002-2003 year-end estimated Working Capital Fund balance of $130 million is expected to increase to approximately $955 million by the end of Fiscal Year 2003-2004 due primarily to the State's portion of additional Federal aid to States contained in the recently enacted Federal Jobs and Growth Tax Relief Reconciliation Act of 2003 which was not appropriated by the current year budget.


REVENUES AND EXPENDITURES

      Financial operations of the State are maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Trust funds consist of monies that under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund that exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are expended pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State funds.

      The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding. Monies in this Fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the legislature establishes a different restoration schedule.

      The State budget must be kept in balance from current revenues each fiscal year, and the State may not borrow to fund governmental operations. The State Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

      The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the legislature vote to raise the limit.

      SALES AND USE TAX. The largest single source of tax receipts in the State is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in the State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county.

      The sales tax is also levied on the following: (1) rental of tangible personal property; (2) rental of transient lodging and non-residential real property; (3) admissions to places of amusement, most sports and recreation events; (4) non-residential utilities (at a 7% rate); and (5) restaurant meals. Exemptions include groceries; medicines; hospital rooms and meals; fuels used to produce electricity; electrical energy used in manufacturing; purchases by certain nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

      In each of the past three legislative sessions, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in Fiscal Year 1999-00 and $35.5 million in Fiscal Year 2000-01 as a result of the sales tax waivers.

      Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 that provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes that were so distributed under prior law. Sales tax receipts credited to the General Fund for Fiscal Year 2001-02 were $14.647 billion and are estimated at $14.485 billion for Fiscal Year 2002-03 (a decrease of 1.1%), $15.238 billion for Fiscal Year 2003-04 (an increase of 5.2%) and $16.210 billion for Fiscal Year 2004-05 (an increase of 6.4%).

      MOTOR FUEL TAX. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

      Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of 4 cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes;
(4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than 4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon. Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction.

      ALCOHOLIC BEVERAGE TAX. The State's alcoholic beverage tax is an excise tax on beer, wine and liquor. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues are deposited into the General Revenue Fund. Receipts from the beverage tax and licenses were $533 million for Fiscal Year 2001-02 and are estimated at $536.5 million for Fiscal Year 2002-03 (an increase of 0.7%), $547.3 million (an increase of 2.0%) for Fiscal Year 2003-04 and $557.3 million for Fiscal Year 2004-05 (an increase of 1.8%).

      CORPORATE INCOME TAX. The State collects a tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. The tax is levied at a rate of 5.5% of net corporate income, less a $5,000 exemption. Net income is defined as that share of adjusted Federal income which is apportioned to the State. All receipts of the corporate
income tax are credited to the General Revenue Fund.   Receipts from this
source were $1.074 billion for Fiscal Year 2001-02 and are estimated to be $1.085 billion for Fiscal Year 2002-03 (an increase of 1.0%), $1.265 billion for Fiscal Year 2003-04 (an increase of 16.6%) and $1.454 billion for Fiscal Year 2004-05 (an increase of 15.0%).

      DOCUMENTARY STAMP TAX. Deeds and other documents relating to realty are taxed upon execution or recording at 70 cents per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed upon issuance or renewal at 35 cents per $100 of face value, or actual value if issued without face value. Documentary stamp tax receipts were $602.9 million for Fiscal Year 2001-02 and are estimated at $728.3 million for Fiscal Year 2002-03 (an increase of 20.8%), $571.4 million for Fiscal Year 2003-04 (a decrease of 21.5%) and $527.4 million for Fiscal Year 2004-05 (a decrease of 7.7%).

      INTANGIBLE PERSONAL PROPERTY TAX. This tax is levied on two distinct bases: (1) stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mill; and (2) mortgages and other obligations secured by liens on State realty are taxed with a non-recurring 2 mill tax. Obligations issued by the State or local governmental entities in the State, or by the federal government, are exempt from such taxation.

      The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund. Receipts from this source were $685.2 million for Fiscal Year 2001-02 and are estimated at $733.4 million for Fiscal Year 2002-03 (an increase of 7.0%), $555.1 million for Fiscal Year 2003-04 (a decrease of 24.3%) and $531.3 million for Fiscal Year 2004-05 (a decrease of 4.3%).

      ESTATE TAX. A tax is imposed on decedents' estates for the privilege of transferring property at death. The State Constitution limits the tax on estates of resident decedents to the aggregate amount allowable as a credit against or a deduction from any similar tax levied by the United States or any other state. Thus, the State estate tax on resident decedents does not increase the total tax liability of the estate. Reduction or elimination of the Federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against Federal estate tax for State death taxes paid multiplied by the ratio of the value of the property taxable in the State over the value of the entire gross estate.

      All receipts of the estate tax are credited to the General Revenue Fund. Estate tax receipts were $766 million for Fiscal Year 2001-02 and are estimated at $549.7 million for Fiscal Year 2002-03 (a decrease of 28.2%), $369 million for Fiscal Year 2003-04 (a decrease of 32.9%) and $216 million for Fiscal Year 2004-05 (a decrease of 41.4%).

      GROSS RECEIPTS TAX. The gross receipts tax is currently imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas and telecommunications services. Telecommunications services are subject to a unified Telecommunications Services Tax, a portion of which is collected with the gross receipts tax at revenue-neutral rates. All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

      COMMUNICATIONS SERVICES TAX. The communications services tax is imposed on retail sales of communications services that originate and terminate in the State, or originate or terminate in the State and are billed to a State address. Communications services include all forms of telecommunications previously taxed by the gross receipts tax plus cable television and direct-to-home satellite service. The communications services tax replaced certain sales and use taxes and gross receipts taxes, at revenue-neutral rates. Communications services tax receipts are included in sales tax and gross receipts tax collections, as appropriate.

      OTHER STATE TAXES. To the extent not pre-exempted to the Federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or "handle." Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers.

      TOBACCO LITIGATION SETTLEMENT. As a result of settling litigation by the State against the tobacco industry in 1997, the State expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children's health care coverage and other health-related services to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

      A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2002, the value of the endowment was $1.29 billion.

      LOTTERY. In order to provide additional funding for education, the 1987 State legislature created the Department of the Lottery to operate a
State Lottery.   Revenues generated by the State Lottery are used to pay
prizes, fund the Educational Enhancement Trust Fund and pay for the administrative cost of operating the lottery.



LITIGATION

      Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State's financial position.

      NATHAN M. HAMEROFF, M.D., ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION, ET AL. This is a class action suit, among other similar suits, wherein the Plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund ("PMATF") annual assessment on net operating revenue of freestanding outpatient facilities offering sophisticated radiology services. On February 5, 2001, the trial court ruled the relevant State statute unconstitutional and disallowed further assessments. The Agency successfully appealed. However, during the pending appeal, the plaintiffs returned to court with a new theory and prevailed in an order dated December 20, 2002. Additionally, the court entered an order on January 7, 2003, finding a subclass of plaintiffs to which the PMATF should have never applied. The Agency has appealed both orders. The potential refund liability for all such suits could total approximately $144 million.

      SAVONA, ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION. Plaintiffs seek retroactive and prospective relief on behalf of a class of Medicaid providers (doctors) demanding reimbursement of the differential between Medicare and Medicaid rates for dual-enrolled eligibles. This case was settled on October 6, 2000. A total of $98 million, inclusive of interest, fees and costs, would be paid by the Agency over three years subject to legislative approval. The State's share (within the Medicaid program) would be 45% of the $98 million. The first installment of the settlement, amounting to $32 million, was appropriated by the legislature and paid in July 2001. The second of three settlement installments was paid in July 2002.

      STATE CONTRACTING AND ENGINEERING CORP. V. FLORIDA DEPARTMENT OF TRANSPORTATION, ET AL. The Florida Department of Transportation used a Value Engineering Change Proposal ("VECP") design submitted by State Contracting and Engineering Corp. ("SCEC") for the construction of a barrier soundwall in Broward County and several subsequent Department projects. Subsequent to the initial use of the VECP design, SCEC patented the design. SCEC claims that the Department owes SCEC royalties and compensation for other damages involving the Department's use of the VECP design on the subsequent projects. After a verdict in factor of Plaintiff, a judgment in the amount of $9.1 million was issued. The Department transferred $10.2 million to the court registry to cover the judgment and post-judgment interest. The case is on appeal.

      RISCORP INSURANCE COMPANY, ET AL. V. FLORIDA DEPARTMENT OF LABOR AND EMPLOYMENT SECURITY AND MARY B. HOOKS. The Department collects assessments on "net premiums collected" and "net premiums written" from carriers of workers' compensation insurance and by self-insurers in the State. Claimants allege that there is no statutory definition of "net premiums" and the Department does not currently have a rule providing guidance as to how "net premiums" are calculated. Claimants allege that industry standards would allow them to deduct various costs of doing business in calculating "net premiums" and are seeking refunds of approximately $35 million. On December 27, 2001, the Circuit Court granted Plaintiffs' motion for a partial final summary judgment, ruling that the Plaintiffs were entitled to deduct ceded premiums from their premium base in calculating assessments paid for years 1995 - 1998. A stipulated Final Judgment was entered on August 15, 2002, in favor of Plaintiff in the amount of $22.5 million. The Department has appealed. On July 25, 2002, a stipulated Final Judgment was entered in favor of the Plaintiff in Florida Hospitality Mutual Insurance Company v. Department of Labor and Employment Security in the amount of $1.6 million. The Department has appealed that Final Order, and the appeal has been consolidated with the Riscorp appeal.

      U.S. ENVIRONMENTAL PROTECTION AGENCY V. FLORIDA DEPARTMENT OF TRANSPORTATION. The Department maintains that it is not the owner of contaminated land. The U.S. Environmental Protection Agency (the "EPA") is conducting additional tests at the site for pollution and has asserted a cost recovery claim against the Department of approximately $25.6 million. The Department's Motion for Declaratory Judgment on the Department's ownership of the property was denied and upheld on appeal. The EPA is preparing an Amended Record of Decision. On November 14, 2002, a Tolling Agreement was signed which extended the time to sue until December 1, 2003.

      SARNOFF V. DEPARTMENT OF HIGHWAY SAFETY AND MOTOR VEHICLES. This suit alleges the improper setting of the fee for the motor vehicle inspection program. Plaintiffs challenge the constitutionality of State statutes, which impose a $10.00 fee on the emissions inspection of automobiles in seven of the State's 67 counties. On December 29, 2000, the First District Court of Appeal reversed the trial court's class certification order, and a rehearing was denied on February 2, 2001. The amount of potential loss to the State had been estimated to be $96-106 million. Plaintiffs invoked the discretionary review of the State Supreme Court on this issue, and its decision limited Plaintiff's claims and significantly reduced potential liability.

      PAUL K. MATEO, ET AL., V. FLORIDA DEPARTMENT OF REVENUE, ET AL. This a class action suit seeking declaratory relief and a tax refund of sales taxes paid on a lease of motor vehicles where the concerned price included a $2.00 surcharge imposed by State statute. The Department was successful in moving to dismiss Plaintiff's complaint. An amended complaint challenging the constitutionality of the statute was dismissed in trial court. The trial court found that the Plaintiff had not complied with the requirements of the State statute, making the plaintiff's non-compliance fatal to his refund request. Plaintiff appealed the order of dismissal. Plaintiff lost the appeal and the case was settled in favor of the Department.

      TRANSITIONS OPTICAL, INC. V. FLORIDA DEPARTMENT OF REVENUE, ET AL. In this case, Transitions Optical and co-plaintiff, Pepperidge Farm, brought a class action suit challenging the imposition of ad valorum county taxes on the computer software owned and operated by them in their places of business and seeking a refund of all ad valorem taxes previously paid. The Transitions Optical, Inc. case is currently on appeal in the Second District Court of Appeal. The trial court denied a motion to dismiss and certified a class of taxpayers. The Department of Revenue filed a notice of appeal of the order on class certification. The Pepperidge Farm Polk County case is currently on appeal in the Second District Court of Appeal. This case pertains to ad valorem taxes that relate to county funds and not the State. The estimated loss to the counties of the State may be in excess of $25 million.

      RENDON V. FLORIDA DEPARTMENT OF TRANSPORTATION, ET AL. The Plaintiffs (persons covered by the Americans with Disabilities Act ("ADA")), in a certified class action suit, seek a declaratory judgment that State statutes violate the ADA in that the surtax charged for a disabled parking permit is illegal. Issues include the right to proceed with refund claims when no one has applied for a refund claim. On November 14, 2001, the trial court granted Plaintiffs' motion for summary judgment. On October 30, 2002, the Trial Court's decision was reversed and summary judgment was granted in favor of the State. The State was found not to violate the ADA and no refund was required. Rendon has petitioned the State Supreme Court seeking jurisdiction. Estimated loss to the State could be in excess of $25 million.

      PHARMACEUTICAL RESEARCH AND MANUFACTURERS OF AMERICA V. RHONDA M. MEDOWS & BOB SHARPE (IN THEIR OFFICIAL CAPACITIES) AGENCY FOR HEALTH CARE ADMINISTRATION. "Pharma" is challenging the recent Medicaid preferred drug list on constitutional and civil rights grounds. A decision finding for the Agency on all counts was rendered on December 28, 2001. Pharma appealed this case. The federal appellate court upheld the decision in favor of the defendants on September 6, 2002. Pharma filed a petition for a writ of certiorari in the U.S. Supreme Court on December 5, 2002, to which the Agency responded on January 8, 2003. Although this lawsuit does not claim money damages, the fiscal impact to Medicaid could be as high as $300 million annually on anticipated savings to the pharmacy program if an injunction is rendered against the Agency.

      ST. PAUL SURETY V. FLORIDA DEPARTMENT OF TRANSPORTATION. This is a pre-suit claim arising out of Cone Constructors, Inc. v. FL Dept. of Transportation. In that case, the Florida Department of Transportation terminated Cone Constructors, Inc. ("Cone") on a construction contract involving a portion of the Suncoast Parkway. Cone sued claiming breach of contract and wrongful termination. Subsequent to the initial court filings, the contractor filed for bankruptcy and the Department was able to settle the dispute with the bankruptcy trustee for a payment of $575,000. However, once Cone was terminated, St. Paul was required to finish the project and did so. It now alleges that it has incurred losses on the project, for which it is seeking damages from the Department. Estimated loss to the State could be in excess of $25 million.

      TRAYLOR BROTHERS, INC. V. DEPARTMENT OF TRANSPORTATION. The Department of Transportation contracted with Traylor Brothers to construct a "signature" bascule bridge over the Intercoastal Waterway in Fort Lauderdale. Traylor Brothers has sued the Department for breach of contract. Discovery has been undertaken by both parties. Traylor Brothers has not filed its Qualified Acceptance Letter setting forth its claims. Potential loss to the State is estimated at $30 million.

      GRAVES BROTHERS V. FLORIDA CITRUS COMMISSION. Five citrus blenders filed a challenge to the "box tax" of the Florida Citrus Commission. The complaint states that the tax is an illegal imposition upon compelled speech. The case has been transferred to Polk County. The final hearing in this case is set for June 2003. Potential loss to the State is estimated at $100 million.

MARYLAND SERIES

      The State of Maryland has a population of approximately 5.4 million, with employment based largely in services, trade and government. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years, except 1997 and 1998. The unemployment figure for 2002 was 4.4% compared to a national rate for the same period of 5.8%. Total employment increased by 18.8% between 1992 and 2002. The State's personal income per capita was the fourth highest in the nation in 2002, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 117.3% of the national average.

STATE FINANCES

      The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General Fund revenues on a budgetary basis realized in Fiscal Year 2002 were below estimates by $131.4 million, or 1.4%. The State ended Fiscal Year 2002 with a $309.1 million General Fund balance on a budgetary basis, all of which was designated to fund Fiscal Year 2003 operations. In addition, there was a balance in the Revenue Stabilization Fund of $547.9 million. For Fiscal Year 2003, the total budget is $22.9 billion, a $1.488 billion increase over Fiscal Year 2002. The General Fund accounts for approximately $10.4 billion, of which the largest expenditures are for health and education, which together represent almost 70% of expenditures. General Fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

      Reserve funds consist of the Revenue Stabilization Fund and other reserve funds, which together totaled $678.1 million at the end of Fiscal Year 2002. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of Fiscal Year 2003 project a total reserve balance of $510.4 million, of which $490.3 million is projected to be in the Reserve Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 5.2% of estimated General Fund revenues.

      2003 BUDGET.  The Fiscal Year 2003 budget included, among other things:
(i) sufficient general funds to the Annuity Bond Fund for debt service on general obligation bonds to maintain the State property tax rate at a constant rate; (ii) $49.6 million for capital projects; (iii) $3.6 billion in aid to local governments; (iv) $181.0 million to the Revenue Stabilization Fund; and (v) net General Fund deficiency appropriations of $171.7 million for Fiscal Year 2002. As part of the Fiscal Year 2003 budget, the General Assembly enacted The Budget Reconciliation and Financing Act of 2002, which authorized various transfers and funding changes that resulted in increased General Fund revenues and decreased General Fund appropriations. The legislation provided for the transfer from the balances of various funds of $281.0 million and $85.2 million in Fiscal Years 2002 and 2003, respectively.

     Separate legislation enacted by the 2002 General Assembly increased the tobacco tax by 34(cent) per pack (from 66(cent) per pack to $1) effective June 1, 2002. For Fiscal Year 2003 only, $80.5 million in revenues from that increase was dedicated to fund the Fiscal Year 2003 cost of a "bridge" to enhance funding for public schools provided in the same legislation; additional revenues resulting from the tobacco tax increase, estimated at $19.9 million through June 30, 2003, will go to the General Fund ($6.8 million in Fiscal Year 2002 and $16.1 million in Fiscal Year 2003).

      When the budget was enacted, it was anticipated that the General Fund balance at June 30, 2003 would be $15.5 million. In addition, the balance in the Revenue Stabilization Fund, net of the proposed Fiscal Year 2003 transfer of $249 million to the General Fund, was estimated to be $500.5 million at June 30, 2003, equal to 5.1% of General Fund revenues.

      SUBSEQUENT EVENTS. Early in Fiscal Year 2003, it appeared that General Fund revenues would be less than projected when the Fiscal Year 2003 budget was enacted. Consequently, the Governor proposed several measures to balance the Fiscal Year 2003 budget. The December revenue estimates by the Board of Revenue Estimates ("BRE") resulted in net reduction to the General Fund revenue estimate for Fiscal Year 2003 of $344.2 million compared with the previous official estimate, made in March 2002, upon which the Fiscal Year 2003 budget was based. The $344.2 million reflected decreases in the estimates of personal income taxes of $264.8 million (5.2%), sales taxes of $37.2 million (1.3%), miscellaneous revenues of $13.5 million (1.1%), and a reduction of $51.6 million relating to the Heritage Structure Rehabilitation Credit. These decreases were partially offset by increases in the estimates of corporate income taxes of $21.0 million (6.9%) and of $2.0 million in lottery revenues (0.5%). The March 2003 revenue estimates by the BRE resulted in an additional reduction of $106.1 million to the General Fund revenue estimate for Fiscal Year 2003, reflecting decreases in the estimates of personal income taxes of $76.2 million, sales taxes of $20.8 million and other revenues of $9.1 million.

      On January 8, 2003, the Board of Public Works approved cost reductions to the Fiscal Year 2003 budget of $154.6 million. Additional reductions of $82.3 million were to be presented to the Board for approval, of which $80.5 million represented reductions to Fiscal Year 2003 appropriations, primarily $37.7 million in State support for institutions of higher education and the $28.8 million lump sum payments for employee merit increases; $1.8 million represents the reversion of prior year encumbrances.

      As part of the Fiscal Year 2004 budget plan, the Governor introduced legislation that proposes the Fiscal Year 2003 transfer to the General Fund of $416.1 million from the balances of various funds, which includes $150 million from the Transportation Trust Fund, $75 million from the State's reserve for the future liability of injured workers' claim payments, $38.7 million from balances of transfer taxes attained and anticipated in Fiscal Years 2002 and 2003, $29 million from the University System of Maryland, $21 million from unspent capital project funds, and $17.9 million from the local share of transportation revenues in excess of the original estimate.

      It was estimated that the General Fund balance at June 30, 2003 would be approximately $1.2 million. In addition, the balance in the Reserve Stabilization Fund of the State, after reflecting the transfer of $249 million to the General Fund and appropriation of $181 million from the General Fund, was estimated to be $490.3 million at June 30, 2003, equal to 5.2% of estimated General Fund revenues.

      2004 BUDGET. On April 5, 2003, The General Assembly approved the Fiscal Year 2004 Budget (the "2004 Budget"), which includes among other things: (i) sufficient funds to the State's retirement and pension system to remain within the range of 90-100% of full funding; (ii) $9.4 million for capital projects;
(iii) $3.8 billion in aid to local governments from general funds; and (iv) General Fund deficiency appropriations of $86.4 million for Fiscal Year 2003. The 2004 Budget reflects the continuation of the hiring freeze implemented during Fiscal Year 2002 and the elimination of and additional 1,806 vacant positions.

      The enacted 2004 Budget funds all Fiscal year 2004 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues, resulting in a reduction of $187.0 million in general Fund appropriations from the 2004 Budget as introduced. In April 2003, the Board of Public Works increased the real property tax rate to 13.2(cents) per $100 of assessed value (an increase of 4.8(cents)) in order to cover the State's debt service obligations. The estimated Fiscal Year 2004 debt service was appropriated at $532.8 million.

      The Fiscal Year 2003 Budget provided for transfers of various fund balances in Fiscal Year 2003 and Fiscal Year 2004 of $416.1 million and $328.7 million, respectively. The Fiscal Year 2003 Budget also provided for reductions to required Fiscal Year 2004 appropriations of $60.7 million and revenue increases of $163.0 million. The Fiscal Year 2004 transfers included $154.9 million from the Transportation Trust Fund; $102.4 million from the local share of transportation revenues; $55.6 million from transfer taxes; and $11.0 million from capital funding for waterway improvements. Increases to revenues included $59.4 million in corporate filing fees; $52.0 million from changes to withholding schedules; $43.3 million from tax compliance measures; and $8.4 million from other fees.

      It is estimated that the General Fund balance on a budgetary basis at June 30, 2004 will be approximately $33.9 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $500.1 million at June 30, 2004, equal to approximately 5.0% of estimated General Fund revenues.

      SUBSEQUENT EVENTS. The Jobs and Growth Tax Relief Reconciliation Act of 2003 was passed, which will provide an estimated $333.3 million of additional Federal assistance to the State in Fiscal Years 2003 and 2004. This amount is expected to offset any revenue shortfall in Fiscal Year 2003 and reductions in estimates of Fiscal Year 2004 revenues.

      In planning the Fiscal Year 2005 Budget requirements, however, the State is estimating a $800 million to $1.0 billion gap between projected revenues and current services expenditure levels. The Governor plans to reduce expenditures in Fiscal Year 2004 to mitigate the severity of the adjustment that will be needed to balance the Fiscal Year 2005 Budget. Approximately $655.1 million (10% of discretionary spending programs) has already been reserved from Fiscal Yer 2004 appropriations.

      CIGARETTE RESTITUTION FUND. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to the tobacco settlement are to be placed into this fund, which can only be spend through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs -- the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $119.0 million in Fiscal Year 2002 and are budgeted at $202.1 million in Fiscal Year 2003.

      TRANSPORTATION TRUST FUND. The Transportation Trust Fund, administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority, dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the Transportation Trust Fund, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the General Fund if unexpended at the end of the fiscal year; however, the General Assembly may pass legislation requiring such a transfer, and also a subsequent retransfer back to the fund. Expenditures from the fund were $3.24 billion in Fiscal Year 2002.

STATE INDEBTEDNESS

      The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

      At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

      Maryland had $5.3 billion of net State tax supported debt outstanding at March 31, 2003. General obligation bonds accounted for $3.6 billion of that amount. About 57% of debt service on general obligation bonds is paid from State property tax receipts, with the remainder primarily paid from general funds of the State. DOT bonds outstanding account for another $779.6 million; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and the corporate income tax. Debt obligations issued by the Maryland Stadium Authority accounted for $333.2 million of State tax supported debt outstanding at March 31, 2003.
The State has also financed construction and acquisition of various other facilities and equipment through conditional purchase, sale-leaseback and similar transactions, subject to annual appropriation by the General Assembly.

      The State had $1.045 billion of authorized but unissued debt at March 31, 2003. Two offerings of general obligation bonds are anticipated during both Fiscal Year 2003 and Fiscal Year 2004.

      General obligation bonds of the State of Maryland are currently rated "Aaa" by Moody's and "AAA" by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

LITIGATION

        The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.


MASSACHUSETTS SERIES

      Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. According to the 1990 census, the population density of Massachusetts is 767.6 persons per square mile, as compared to 70.3 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.2% of Massachusetts residents live in metropolitan areas, compared with a national average of 79.4%. The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141.

      Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 1999 Massachusetts had its highest per capital income growth in 15 years, exceeding the national growth rate by 1.6%. Massachusetts had the third highest level of per capital personal income in the United States in 2001.

      The Massachusetts services sector, with 37.0% of the non-agricultural work force in November 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.1%), government (13.2%) and manufacturing (12.0%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 has been accompanied by increased employment levels, and between 1994 and 1997 total employment levels in Massachusetts have increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001.

      While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average.

STATE FINANCES

      FISCAL 2002 BUDGET. Recent Commonwealth tax collections have lagged the prior year by substantial margins, resulting in reduced tax revenue estimates and budget adjustments. On April 15, 2002 an agreement among the Acting Governor and legislative leaders was announced to address the Commonwealth's budget shortfall. The plan was based on a fiscal 2002 consensus tax revenue estimate of $14.750 billion and a then identified deficit of $689 million. On April 23, 2002, the Acting Governor filed a capital outlay bill that moved approximately $102 million of the pay-as-you-go capital projects to bond funding. The Commonwealth also made a one-time transfer of $25 million to $50 million of bond cap from fiscal 2002 to fiscal 2003.

      On May 17, 2002, the Acting Governor signed into law a bill that included approximately $371 million of supplemental appropriations, including the use of approximately $408 million in reserves to balance the fiscal 2002 budget. These revenues include $200 million from the Stabilization Fund, $115 million from pay-as-you-go capital funds, $56 million from the Caseload Mitigation Fund, $35 million from the Medical Security Trust, and $1.4 million from the Voting Equipment Revolving Loan Fund. The legislation also extended the Commonwealth's pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million. It also drew $60 million from the fiscal 2002 tobacco settlement and reduced the Capital Needs Investment Trust by $23 million in fiscal 2002. This legislation was intended to give effect to the April 15 agreement. In addition to this legislation, the agreement called for $40 million in savings resulting from management initiatives relating to the Commonwealth's debt and $24 million in unspecified savings, which will be identified through further review and negotiation.

      On May 23, 2002, the Acting Governor filed legislation that proposed using approximately $509 million of certain reserve funds for the purposes of balancing the current fiscal year budget. These fund transfers include up to $310 million from the Stabilization Fund to the General Fund, $90 million from the Health Care Security Trust Fund to the General Fund and $109 million from the Health Care Security Trust Fund to the Children's and Seniors' Health Care Assistance Fund. On June 25, 2002 the Acting Governor signed into law a bill authorizing the transfer of up to $300 million from the Stabilization Fund to the General Fund.

      On August 30, 2002, the Acting Governor signed a final fiscal 2002 supplemental appropriation in the amount of $49 million, which included $9.5 million for public safety costs relating to September 11th, $7 million for the Department of Mental Retardation, $6.4 million for the Division of Youth Services, $3.5 million for a new state police class, $2.5 million for the Registry of Motor Vehicles, $2.5 million for brownfields, $1.5 million for the Children's Medical Security Plan and $1.3 million for the Judgments and Settlements account. The legislation also authorized the state comptroller to use up to $180 million of additional Stabilization Fund monies to close out fiscal 2002, transferred $24 million of the Massachusetts Bay Transportation Authority ("MBTA") infrastructure fund monies to the General Fund and continued approximately $54 million of additional fiscal 2002 appropriations into fiscal 2003.

      Tax collections in fiscal 2002 were significantly less than in 2001. Due to workforce reductions, processing of tax year 2001 income tax returns was delayed. Over the January to June 2002 period, approximately $265 million in income tax refunds were delayed, compared to the same period in 2001. The State Comptroller will account for the tax refund liability in fiscal 2002, although payments are being processed in early fiscal 2003. On May 17, 2002 the Acting Governor signed legislation that included $1 million to help the Department of Revenue deal with the processing backlog. While delays are possible in 2003, none are anticipated at this time due to staffing changes and other efficiency measures.

      On March 9, 2002 Federal legislation was enacted that allows an additional first-year depreciation deduction for corporations equal to 30% of the cost of certain types of property purchased on or after September 11, 2001 and before September 11, 2004. Under Commonwealth law, corporations had been taxed on the basis of their net income as calculated for Federal taxation purposes, after depreciation allowances are deducted. As a result, the taxable income of corporations and unincorporated businesses subject to Commonwealth tax was expected to be reduced in tax years 2001 through 2003 by the new Federal depreciation deduction, be increased for approximately 11 years thereafter, and in the long-run be approximately revenue neutral. The Acting Governor signed into law a bill that "decoupled" the Commonwealth revenue code from Federal depreciation provisions and effectively repealed the additional depreciation deduction for the purposes of Commonwealth tax. However, since corporate taxpayers had already adjusted their payments due on March 15, 2002, the Department of Revenue estimates that the impacts of the Federal provision were to reduce fiscal 2002 tax revenue collections by $30 million, and increase fiscal 2003 tax collections by the same amount.

      FISCAL 2003 BUDGET. On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Commonwealth revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumes that tax cuts scheduled to take effect under current tax law will remain in effect.

      On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion. On July 19, 2002, the fiscal 2003 General Appropriation Act ("GAA") also passed, which increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was later overridden.

      The fiscal 2003 GAA was based on a tax revenue estimate of $14.116 billion, plus the $1.241 billion in estimated tax increases. It included provisions that would conform state tax treatment of certain retirement accounts and mobile telecommunications services to Federal law, which the Department of Revenue estimated would reduce fiscal 2003 tax collections by approximately $8 million. The fiscal 2003 GAA also included provisions for a tax amnesty to be implemented in fiscal 2003, which the Department of Revenue estimated would increase tax revenue collections by $43 million. These estimates yielded a fiscal 2003 tax revenue estimate of $15.393 billion. Under the GAA, $684 million of sales tax revenue would be dedicated to the MBTA. The GAA directly appropriated $22.96 billion in fiscal 2003. This does not include approximately $350 million in Medicaid related health care spending that was moved off-budget. After accounting for this off-budget spending, the fiscal 2003 GAA provided for $23.3 billion, or 2.2% over fiscal 2002 spending. The Acting Governor vetoed approximately $355 million of spending from the GAA, but on July 31, 2002 the Legislature overrode approximately $77 million of those vetoes.

      The fiscal 2003 GAA eliminated Medicaid eligibility for approximately 50,000 long term unemployed adults as of April 1, 2003. This change resulted in a spending reduction of $52 million. Division of Medical Assistance estimates that the shift of this population from MassHealth to emergency health services could result in increased costs to the "free care pool" of approximately $30 million in fiscal 2003, or approximately $140 million on an annualized basis. The pharmacy reimbursement methodology for pharmacy providers under Medicaid was also adjusted for a savings of $6 million in fiscal 2003. The Commonwealth's expenditures for Medicaid pharmacy benefits are 50% reimbursable by the Federal government. The fiscal 2003 GAA also implemented new pharmacy and nursing home user fees.

      The GAA also utilized 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Commonwealth to be approximately $290 million, as well as $917 million in reserves from the following sources:
$790 million from the Stabilization Fund, $75 million from the Caseload Mitigation Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The Acting Governor vetoed the transfer of $790 million from the Stabilization Fund to the General Fund and reduced the transfer to $550 million.

      On October 17, 2002, the Commonwealth reduced the official fiscal 2003 tax revenue estimate by $247 million of $15.145 billion, including $43 million anticipated to be collected from the fiscal 2003 tax amnesty program. It was estimated that the tax revenue decline, legislative overrides of the Acting Governor's vetoes to the GAA and other budgetary deficiencies in the aggregate would amount to an approximately $297 million statutory deficit against the budget adopted in the fiscal 2003 GAA. In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts in the amount of approximately $98 million to partially address the anticipated revenue shortfall.

      On December 9, 2002, the Acting Governor again reduced allotments in the amount of approximately $60.7 million to partially address an additional anticipated revenue shortfall. These reductions included $38.7 million allocated to water and sewer rate relief, a $10 million subsidy payment to the Convention Center Authority and a $10 million reduction in Temporary Assistance For Dependent Children grant payments. The Acting Governor also identified $6.1 million in savings by reducing a deficiency and $48.6 million in additional revenues from the tax amnesty program to offset some of the additional anticipated revenue shortfall. On December 30, 2002, the Acting Governor signed into law a tax amnesty extension for two additional months, beginning January 1, 2003. The Department of Revenue has estimated that the extended amnesty will increase tax revenue collections by an additional $15 million.

      In January 2003, the new Governor began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised of lower than anticipated tax revenues in the amount of approximately $497 million, higher than expected deficiencies and lower non-tax revenues in the amount of approximately $65 million, and $38 million in lower than expected reversions. Also included in the shortfall was $50 million in spending reductions to minor funded accounts. The reductions were previously implemented; however, the savings had not yet been transferred to the General Fund.

      On January 30, 2003, the Governor announced $343 million in allotment reductions and other savings initiatives. Local government aid and lottery distributions to cities and towns were reduced by $114 million as part of the reduction package. Other spending cuts were made to Medicaid in the amount of approximately $75 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $16 million, transitional assistance in the amount of approximately $12 million, housing in the amount of approximately $10 million, a prescription drug program for seniors in the amount of $10 million, other health and human services in the amount of approximately $46 million and all other areas in the amount of approximately $35 million.

      Also on January 30, 2003, the Governor filed legislation to make supplemental appropriations, allow for various fund transfers, reduce spending, increase revenue by closing certain tax law loopholes, and increase certain fees. The total value of these savings measures is $307 million, which, in tandem with the $343 million in prior allotment reductions, would close the estimated $650 million gap. Supplemental appropriations in the amount of approximately $91 million were requested to fund deficiencies in Medicaid, public counsel, judgment and settlements, and other accounts. In the legislation, the Governor proposed additional spending reductions to be achieved by increasing state employee contributions for health benefit plans, using nursing home fees for other Medicaid expenditures, eliminating earmarks, and other reductions in Medicaid programs, for a projected savings of approximately $60 million.

      On February 3, 2003, the Commonwealth reduced the October 2003 tax revenue estimate by $497 million to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The Commonwealth now expects that the Massachusetts economic recovery will be further delayed than previous estimates. The delayed economic recovery will result in lower tax revenue collections over the remainder of fiscal 2003 than were projected. The reduction to the fiscal 2003 tax revenue estimate is composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes, and a $65 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources.

      On February 25, 2003, legislation was enacted to increase filing fees at the Registries of Deeds and to levy a separate surcharge on all Registry of Deeds filings, which is estimated to result in additional revenue of approximately $61 million for fiscal 2003 and approximately $217 million for fiscal 2004. The separate surcharge on filings will be deposited in the Registers Technological Fund. The other filing fee increases will be remitted to the General Fund. Pursuant to the legislation, transfers in the amounts of $12 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund and $6.5 million from the Health Protection Fund were moved to the General Fund. The legislation also directs the Massachusetts Technology Collaborative to establish a plan within 15 days to ensure that $17 million will be transferred from the Renewable Energy Trust Fund by June 30, 2003. The legislation contains a provision that will generate approximately $60 million from demutualization. In addition, the legislation allows for the transfer of savings achieved in minor funds by prior allotment reductions to the General Fund. The legislation also closed loopholes in certain corporate, inheritance and real estate income trust taxation, which differ in part from the tax proposals previously submitted by the Governor. The funds generated from closing tax loopholes will be deposited in the Stabilization Fund.

      On February 25, 2003 the Commonwealth released the most recent cash flow projection for fiscal 2003, which was based on the fiscal 2003 GAA, including the value of all vetoes and subsequent overrides and supplemental appropriations enacted through the date of the release. It reflects authorized transfers between budgeted funds provided for in the GAA and in subsequent legislation and takes account of certain actions taken by the Governor designed to reduce current year spending. The cash flow projection incorporated a tax revenue estimate for fiscal 2003 of $14.648 billion, including the value of enacted tax increases and sales tax revenues dedicated to the MBTA. After factoring in $265 million of fiscal 2002 tax refunds that were paid in July and August of 2002 and $54 million for accounting-period timing differences, the tax estimate for cash flow purposes was $14.329 billion. The cash flow projection also incorporated significant use of cash reserves, resulting in a net cash inflow of $1.093 billion, including $730 million from the Stabilization Fund ($550 million related to fiscal 2003 and $180 million related to closing the books in fiscal 2002) and $363 million from various other funds.

      On June 30, 2002 the Commonwealth had a cash balance of $2.010 billion, including $412 million earmarked to pay issued but outstanding checks. The cash flow projection (which excludes such ear-marked amounts) shows a beginning balance for fiscal 2003 of $1.598 billion, including $1.206 billion in segregated bond funds. The cash flow projects an ending balance of $1.156 billion, including $957 million in segregated bond funds. Excluding segregated bond funds, the beginning and ending cash balances for fiscal 2003 would be $391 million and $199 million, respectively, exclusive of amounts ear-marked for unpaid checks. The projection also excludes amounts available in the Commonwealth's Stabilization Fund and certain other reserve funds totaling approximately $840 million.

      The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes. The overall capacity of the Commonwealth's commercial paper program was increased from $600 million to $1.0 billion during fiscal 2002.

      All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by State finance law to be paid not later than June 30 of such year.

      Net proceeds of long-term debt issuance during fiscal 2003 are projected to total $2.16 billion (not including refunding bonds). This includes some $420 million in bonds ear-marked for the Central Artery Project and $285 million in bonds ear-marked for working capital related to the MBTA. Some $1.61 billion of this amount was issued through the end of December 2002. An additional $300 million of bonds are expected to be delivered in March 2003 from the current issue. An additional bond sale of $250 million is projected for June 2003. The Commonwealth also expects to issue $135 million in bond anticipation notes during fiscal 2003 related to the Boston Convention and Exhibition Center.

      The Commonwealth's next cash flow projection will incorporate projected changes to the Commonwealth's fiscal year 2003 fiscal situation and initial projections for fiscal year 2004. The Commonwealth anticipates that its short-term cash position may be strained by the timing of certain spending reduction and revenue enhancement measures, which, although expected to mitigate the fiscal 2003 budget shortfall, may not be realized as cash to the Commonwealth until later in fiscal 2003.

      FISCAL 2004 BUDGET. On February 5, 2003 the Commonwealth announced a consensus estimate of tax revenues for fiscal 2004 of $14.678 billion, of which $684.3 million is sales tax revenue dedicated to the MBTA. The $14.678 billion figure is approximately $ 30 million greater than the Commonwealth's estimated tax revenues for fiscal 2003, an increase of less than 1%. In presenting the consensus estimate, the Commonwealth estimated a shortfall in fiscal 2004 between projected spending requests from agencies and projected revenues of up to $3 billion.

      On February 26, 2003, the Governor released the budget proposal for fiscal 2004, constituting a balanced budget as required by state finance law. The proposal budgeted $22.858 billion for programs and services, including $6.502 billion for Medicaid, $4.110 billion for education, $1.593 billion for debt service and $11.164 billion for all other programs and services. The proposal was based on a tax estimate of $14.800 billion, comprised of the consensus tax revenue estimate of $14.678 billion plus $166 million in additional revenues attributable to legislation closing tax loopholes and adjusting the sales tax on used motor vehicles, as well as new proposals to reduce above-market interest paid on refunds and abatements. This figure also reflects an adjustment of $44.1 million in revenues moved off-budget that are dedicated to the Convention Center Trust Fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The Governor proposed significant changes to government organization and structure in the budget, in large part to generate cost savings. The total budgeted amount is approximately $396 million, or 1.8% greater than estimated total spending in fiscal 2003. However, the proposed fiscal 2004 budget includes activities of funds that are not counted in budgeted operating funds for fiscal 2003; after adding those items to fiscal 2003 spending for comparability, the growth in fiscal 2004 is approximately $124 million, or 0.5%. The Governor's proposed budget will be subject to legislative review and modification prior to enactment.

COMMONWEALTH REVENUES

      RECENT DEVELOPMENTS. In 2002, the processing of tax year 2001 income tax returns was delayed due to workforce reductions at the Department of Revenue. While delays are possible in 2003, none are anticipated at this time due to staffing changes and other efficiency measures. The following table shows tax revenue collections for each month through January 2003 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month that are dedicated to the MBTA.


               FISCAL 2003 BUDGETED TAX COLLECTIONS (IN MILLIONS)

                                                                     Collection,
             Tax           Change from    Percentage    MBTA         net
MONTH        COLLECTIONS   YEAR PRIOR(1)  CHANGE        PORTION      OF MBTA
-----        -----------   ------------   ----------    -------      -----------


July           $1,012.7       $(13.4)        (1.3)%        $57.5        $955.2
August          1,063.8        (49.3)        (4.4)          54.0       1,009.8
September       1,558.2         33.9          2.2           59.6(2)    1,498.6
October           933.3        (36.1)        (3.7)          55.1         878.2
November        1,014.9        (28.4)        (2.7)          48.7         966.2
December        1,394.4         65.4          4.9           67.3(2)    1,327.1
January         1,486.3        (93.7)        (5.9)          65.8       1,420.5
February          839.8         37.7          4.7           43.2         796.6

Total          $9,303.3(3)    $(83.8)        (0.9)%       $638.2      $8,852.2

-------------
SOURCE:  Executive Office for Administration and Finance.

(1)   Net of sales tax revenues dedicated to the MBTA.
(2) Includes adjustments of $8.1 million on the account of the first quarter and $13.4 million on the account of the second quarter to increase revenues to the MBTA base amount for first quarter of fiscal 2003.
(3) Includes approximately $134 million in revenues from the tax amnesty program.

      In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2001 on a generally accepted accounting principles basis, approximately 68.0% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 21.9% of such revenues, with the remaining 10.1% provided from departmental revenues and transfers from non-budgeted funds.

      TAXES. The major components of state taxes are the income tax, which is projected to account for approximately 56% of total tax revenues in fiscal year 2002, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 8%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2002 tax revenues.

      INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% is applied to most types of income, effective January 1, 2002, and is scheduled to be reduced to 5.0% on January 1, 2003 and thereafter. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year range from 5% to 1%. Beginning in tax year 2001, gains from capital assets held for more than six years are not subject to tax. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

      SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

      Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In fiscal 2002, the amount of such sales tax receipts is estimated to be $664 million.

      BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

      BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

      INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income. A 1998 reduction in several of these taxes is estimated to impact the fiscal 1999 cost of these changes of $5 million, and the estimated fully phased-in aggregate annual value of these tax reductions is $39 million.

      OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. A portion of the Commonwealth's motor fuels excise tax receipts, estimated to be approximately $190.6 million in fiscal 2002, is pledged to pay the debt service on certain special obligation bonds of the Commonwealth. Certain taxes related to tourism and conventions, including a 2.75% convention center financing fee imposed on hotel room occupancy in four Commonwealth cities, are pledged to support special obligation bonds to be issued to finance certain convention centers.

      FEDERAL AND OTHER NON-TAX REVENUES. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the Federal government.

      Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. A revenue maximization pilot project has yielded additional net Federal reimbursement and other non-tax revenues of approximately $214.4 million in the aggregate during fiscal 1997 to fiscal 2001, inclusive.

      For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $770.2 million, $848.4 million, $870.0 million, $902.1 million and $931.6 million in fiscal 1997 through 2001, respectively, and which are expected to account for $778.1 million in fiscal 2002.

      In 1994, voters approved an increase in the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgeted funds, prohibition of the transfer of money from the Highway Fund to other funds for non-highway purposes and exclusion of the Highway Fund balance from the computation of the "consolidated net surplus" for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. On four occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the "consolidated net surplus."

      TOBACCO SETTLEMENT. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets.

      The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

      During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated.
For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $99 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The GAA for fiscal 2002 changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The Commonwealth estimates that approximately $266.7 million of the settlement will be paid into the Health Care Security Trust in fiscal 2002, of which approximately $133.4 million will be made available for spending through the Tobacco Settlement Fund. The Administration also plans to spend in fiscal 2002 approximately $15.1 million from the Tobacco Settlement Fund that was retained from prior years. On March 14, 2002, the Acting Governor proposed spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003.

COMMONWEALTH EXPENDITURES

      COMMONWEALTH FINANCIAL SUPPORT FOR LOCAL GOVERNMENTS. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. In fiscal 2002, approximately 22.8% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds.

      As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

      Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

      In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the MBTA took the form of dedicated tax revenues.

      PROPERTY TAX LIMITS. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2001, the aggregate property tax levy grew from $3.346 billion to $7.520 billion, representing an increase of approximately 124.7%. By contrast, according to the Federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 108.5%

      Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. In fiscal 2001, 36 communities had successful override referenda that added an aggregate of approximately $20.5 million to their levy limits. In fiscal 2001, the impact of successful override referenda going back as far as fiscal 1993 was to raise the levy limits of 134 communities by approximately $97.4 million.

      MEDICAID. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Division of Medical Assistance, receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the Federal Children's Health Insurance Program for states. Federal reimbursement is also available in the event that a state opts, with Federal approval, to expand eligibility to include additional groups. In recent years, the Commonwealth has expanded its Medicaid program to provide comprehensive health and long-term care services for many families, children and elderly and disabled persons whose incomes otherwise would exceed eligibility criteria for Federal public assistance.

      Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget other than direct Local Aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000 and 2001, Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projects fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid programs.

      During the first six months of fiscal 2002, as the economy entered a recession Medicaid enrollment growth was higher compared to fiscal 2001 enrollment growth during the same period. The number of Medicaid members increased by 3.1% during the first six months of fiscal 2002, compared to a 1.7% increase in members during the same period in fiscal 2001. Continued economic recession is expected to lead to accelerated Medicaid enrollment in fiscal 2002 and 2003. Pharmacy assistance to seniors, a program begun in fiscal 1998, grew in fiscal 2001 by 88.6% from fiscal 2000. Pharmacy assistance constituted less than 1% of Medicaid spending in fiscal 2001.

      Several factors are influencing the increasing costs of health care, including patient volume shifts, pharmacy prices and utilization, wage pressure and technological advances. In fiscal 2001, the Commonwealth spent over $170 million in rate increases to providers and supplemental financial assistance to distressed health care providers. Medicaid expenditures for nursing home care increased from $1.337 billion in fiscal 2000 to approximately $1.391 billion in fiscal 2001, and currently amount for 29% of the Medicaid budget. In fiscal 2001, over 35,000 elderly and disabled citizens were cared for in nursing homes each month paid by Medicaid, at an annual cost per beneficiary of approximately $40,200. Medicaid patients account for over 70% of all nursing home patients in the Commonwealth.

      OTHER HEALTH AND HUMAN SERVICES. Other health and human services spending for fiscal 2001 included expenditures for the Department of Mental Retardation ($953.2 million), Department of Mental Health ($610.3 million), Department of Social Services ($649.4 million), Department of Public Health ($497.4 million) and other human service programs ($694.7 million).

      SENIOR PHARMACY PROGRAM. The comprehensive senior pharmacy program, now administered at the Executive Office of Elder Affairs and called "Prescription Advantage," began in April 2001. Prescription Advantage is expected to cost approximately $80 million in fiscal 2002 and $100 million in fiscal 2003.

      PUBLIC ASSISTANCE. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children, Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children, and the state supplement to Federal Supplemental Security Income.

      COMMONWEALTH PENSION OBLIGATIONS. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

      An actual valuation of the total pension obligation dated January 1, 2002, was released on September 24, 2002. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $7.369 billion, including unfunded actuarial accrued liabilities of $959 million for the State Employee's Retirement System, $4.908 billion for the State Teachers' Retirement System, $772 million for Boston Teachers and $730 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liabilities as of January 1, 2002 to be approximately $39.067 billion (comprised of $15.961 billion for state employees, $20.620 billion for state teachers, $1.756 billion for Boston teachers and $730 million for cost-of-living increases). Total assets were valued at approximately $31.699 billion, which reflected the five-year average valuation method and equaled 110.4% of market value. On April 15, 2002, the Acting Governor and legislative leaders agreed to a new schedule that incorporated the January 1, 2002 actuarial valuation and would extend amortization of the unfunded pension liability from June 20, 2018 to June 30, 2023.

      HIGHER EDUCATION. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the state Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

      OTHER PROGRAM EXPENDITURES. The remaining $4.660 billion in estimated expenditures on other programs and services for fiscal 2002 covers a wide variety of functions of state government, including expenditures for the Judiciary ($590 million), District Attorneys ($79.8 million) and the Attorney General ($35.7 million) and for the Executive Offices for Administration and Finance ($580.2 million), Environmental Affairs ($227.7 million), Transportation and Construction ($108.0 million), Public Safety ($877.8 million), Elder Affairs ($175.8 million), the Department of Housing and Community Development ($118.2 million), and Group Insurance ($704.5 million).

CAPITAL SPENDING

      Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of capital spending to be financed by bonds issued by the state. In fiscal 1992 the annual limit was set at approximately $825 million. During fiscal 1998 the limit was raised to approximately $1.0 billion and to $1.2 billion for fiscal 2002. Actual bond-financed capital expenditures during fiscal 1997, 1998, 1999, 2000 and 2001 were approximately $955 billion, $1.0 billion, $1.0 billion, $999 million and $1.0 billion, respectively. Capital spending for fiscal 2002 through fiscal 2006 to be financed from general obligation bonds issued by the state is forecast at $6 billion, which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the estimated level of Commonwealth capital spending will leverage approximately $2.287 billion in Federal highway funding.

      CENTRAL ARTERY/TED WILLIAMS TUNNEL PROJECT. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate
90) to Logan International Airport and points north. The total cost of the CA/T Project is budgeted at $14.625 billion. As of December 31, 2002, construction was 86.8% completed. The scheduled date for substantial completion is May 2005.

      On October 23, 2002, Fitch downgraded the Massachusetts Turnpike Authority's Metropolitan Highway System revenue bonds. The senior bonds went from a rating of A to BBB+, and the subordinate bonds went from a rating of A- to BBB. The rating outlook on these bonds is stable. On January 23, 2003, Moody's also downgraded the Massachusetts Turnpike Authority's Metropolitan Highway System revenue bonds. The senior bonds were downgraded from A2 to A3, and the subordinate bonds were downgraded from A3 to Baa1. These ratings downgrades did not affect the Massachusetts Turnpike Authority's Western Turnpike revenue bonds, which are separate from the Metropolitan Highway System. Both Fitch and Moody's affirmed their ratings and stable outlook on the Western Turnpike revenue bonds.

      GENERAL AUTHORITY TO BORROW. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

      GENERAL OBLIGATION DEBT. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

      NOTES. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1.0 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2002, September 2004, December 2004 and March 2005, respectively.

      SYNTHETIC FIXED RATE BONDS. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of March 1, 2002, the amount of such variable rate bonds outstanding was $1.267 billion.

      SPECIAL OBLIGATION DEBT.

     HIGHWAY FUND. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of March 1, 2002, the Commonwealth had outstanding $542.2 million of such special obligation bonds, including $5.1 million of such bonds secured by a pledge of 2(cent) of the 21(cent) motor fuels excise tax and $537.1 million secured By a pledge of an additional 4.86(cent) of the motor fuels excise tax and certain other moneys. After June 1, 2002, all outstanding special obligation highway bonds will be secured by a pledge of 6.86(cent) of such excise tax.

      BOSTON CONVENTION AND EXHIBITION CENTER FUND. The Commonwealth is authorized to issue $676.9 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($48.5 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes have been issued.



LITIGATION

      There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in HANCOCK V. COMMISSIONER OF EDUCATION, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. The pleadings have been amended to add and drop parties. Discovery has commenced.

      ROLLAND V. ROMNEY (FORMERLY SWIFT). This case is a class action brought by a group of adults with mental retardation or other developmental disabilities residing in Massachusetts nursing homes to compel the Commonwealth to provide certain services to nursing home residents with mental retardation. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

      In RAMOS V. MCINTIRE plaintiffs allege that the Department of Transitional Assistance violated state and Federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

      The Division of Medical Assistance (the "DMA") is also engaged in several related lawsuits in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The remaining claims for declaratory and injunctive relief could prevent the DMA from continuing to implement the prepayment and postpayment review programs under its current regulations. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs.

      ATLANTICARE MEDICAL CENTER V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE involves the issuance of overpayment notices when the DMA has paid provider clams and then identifies the presence of third party insurance.
The DMA recoups the payments and requires the providers to bill the third party insurer. In this case, eight hospitals challenged the DMA's authority to require the hospitals to bill the insurers and instead wanted the DMA to obtain the payment directly from the insurer. The Superior Court ruled that the DMA's regulations violated Federal law. The DMA appealed. An adverse decision in the Appeals Court could cost the DMA approximately $20 million each year in lost recoveries due to Medicare prohibitions on the DMA billing providers and which, in any event, would be difficult for the DMA to pursue without the detailed information providers have about each case.

      In MASSACHUSETTS AMBULANCE ASSOCIATION, INC. V. DIVISION OF MEDICAL ASSISTANCE plaintiff private ambulance companies allege that Medicaid's rates of reimbursement for ambulance services are unlawfully insufficient. The complaint includes a confiscation claim for the period covering March 1, 1998 through the present. The case has been settled on the following terms. Defendants have agreed to increase prospectively the rates paid to ambulance services under the Medicaid program. The rates will increase by approximately $15-18 million per year, with half of the amount of the increase to be reimbursed by the Federal government. The settlement does not provide relief for prior years.

      BOULET V. CELLUCCI is a class action asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residencies for adult mentally retarded individuals. The court approved a settlement agreement entered into by the parties that provides for additional annual funding of $22 million in 2002, $18 million in 2003, $15 million in 2004, $15 million in 2005 and $15 million in 2006.

      MASSACHUSETTS EXTENDED CARE FEDERATION ET AL. V. DIVISION OF HEALTH CARE FINANCE AND POLICY AND DIVISION OF MEDICAL ASSISTANCE, ET AL. A nursing home trade association along with eight individual nursing facilities have sued the DMA and the Division of Health Care Finance and Policy seeking to preliminarily and permanently enjoin the existing Medicaid payment rates established for nursing facilities by the Division of Health Care Finance and Policy and to implement higher rates. Plaintiffs challenge several components of the nursing facility rate-setting regulation, including but not limited to the cost adjustment factor, the occupancy standard, standard payments for nursing, the Administrative & General allowance and the total payment adjustment. On February 11, 2002, a hearing on plaintiffs' motion for a preliminary injunction was held in Suffolk Superior Court. Following the hearing, the Court issued an order denying said motion, finding that plaintiffs failed to show a risk of imminent, irreparable harm. The staff at the Division of Health Care Finance and Policy estimates that if the plaintiffs are successful on all claims, the Commonwealth's liability could exceed $300 million annually, but that such an outcome is unlikely on the merits of the claims. On July 30, 2002, the parties filed with the Court a Stipulation of Dismissal, without prejudice.

      HANCOCK V. DRISCOLL (FORMERLY MCDUFFY V. ROBERTSON). On June 27, 2002, the court transferred the case for discovery and trial. A judge of the Superior Court has established a schedule for the case pursuant to which it will be tried. The amount of expenditures ultimately sought by the plaintiffs or required of the Commonwealth is uncertain but could be many hundreds of millions of dollars

      ROSIE D. V. GOVERNOR. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

      HINGHAM HEALTHCARE V. DIVISION OF HEALTH CARE FINANCE AND POLICY. This case challenges the capital component (approximately 11%) of the overall rate paid to nursing facilities by Medicaid. Should plaintiffs be successful, potential liability would range from $10-20 million per year in increased rates. The Superior Court granted the Commonwealth's motion for summary judgment on July 19, 2002. Plaintiffs have filed a notice of appeal.

      LOPES V. COMMONWEALTH. This case is a class action in which the plaintiffs seek to enjoin the DMA from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $20 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss. Plaintiffs have appealed.

      GOODRIDGE V. COMMISSIONER OF PUBLIC HEALTH. In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. Depending on the scope of the trial court's decision, a decision in the plaintiffs' favor could cost the Commonwealth an indeterminable amount in various forms of state tax deductions and benefits. The court granted summary judgment in favor of the Commonwealth. Plaintiffs have appealed and the Supreme Judicial Court will hear their appeal in March, 2003.

      ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the Massachusetts Water Resources Authority or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

      Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $30 million. Subject to legislative appropriation, the Commonwealth will reimburse the College up to a maximum of $1.4 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs.

      TAXES AND REVENUES.

      In GENERAL MILLS, INC. V. COMMISSIONER OF REVENUE, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including taxes, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report.

      SHERWIN-WILLIAMS CO. V. COMMISSIONER OF REVENUE. On October 31, 2002, the Supreme Judicial Court issued its decision reversing the ruling of the Appellate Tax Board, which had upheld a determination by the Commissioner of Revenue that certain royalties paid by Sherwin-Williams regarding transfer and licensing-back transactions between Sherwin-Williams and two wholly-owned subsidiaries were not properly deductible. Sherwin-Williams had requested an abatement in the amount of $59,445.40 in corporate excise taxes. However, the holding of the Court may apply to other corporate excise taxpayers generally. The Governor has proposed legislation to remove these deductions. The Commissioner of Revenue has filed a petition for rehearing in the Supreme Judicial Court.

      IN TENNECO, INC. V. COMMISSIONER OF REVENUE the taxpayer sought $34.3 million in excise taxes and interest. On September 6, 2000, the Appellate Tax Board issued findings of fact and a report in support of its 1998 decision in favor of the Commissioner. On October 31, 2000, the taxpayer filed a notice of appeal. On January 9, 2003 the Appeals Court affirmed the decision of the Appellate Tax Board.

      In EG&G, INC. V. COMMISSIONER OF REVENUE the taxpayer seeks $21.2 million in excise taxes and interest. Trial is scheduled before the Appellate Tax Board in June 2002.

      There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and there is no implication that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

      EMINENT DOMAIN.

      SPAULDING REHABILITATION HOSPITAL CORPORATION V. MASSACHUSETTS HIGHWAY DEPARTMENT and, SPAULDING REHABILITATION HOSPITAL CORP. V. COMMONWEALTH. In a settlement agreement approved by the Superior Court effective January 29, 2003, the parties settled both actions. The Commonwealth agreed to pay an additional $16 million to plaintiff. The plaintiff agreed to dismiss its appeal.

      In BOSTON & MAINE RAILROAD V. COMMONWEALTH the plaintiff sought $29 million for a taking of land in Cambridge for the CA/T Project. The case was settled for $18.6 million.

      PERINI CORP., KIEWIT CONSTR. CORP., JAY CASHMAN, INC., D/B/A PERINI - KIEWIT - CASHMAN JOINT VENTURE V. COMMONWEALTH. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

      BROWN RUDNICK V. COMMONWEALTH OF MASSACHUSETTS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. In an early ruling in the case, the trial court found that Brown Rudnick's arguments may ultimate inure to the benefit of all five law firms that represented the Commonwealth in the legal action against tobacco manufacturers. The effect of this ruling is to increase the potential exposure for the Commonwealth from $500 million to approximately $1.3 billion.

      SWACHMAN V. COMMONWEALTH OF MASSACHUSETTS. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester
County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

      CA/T PROJECT.

      ATTORNEY GENERAL INVESTIGATION. On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the CA/T Project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

      SECURITIES AND EXCHANGE COMMISSION INVESTIGATION. On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery," pursuant to a formal order of private investigation issued by the Commission.

      OTHER MATTERS.

      DZIALO V. GREENFIELD. In this case an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries that will likely be permanent. Plaintiffs allege civil rights and negligence claims. Plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy for the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. Plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

      IN RE MASSACHUSETTS MILITARY RESERVATION (PRE-LITIGATION). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.




MICHIGAN SERIES

      The State's economic forecast for calendar years 2003 and 2004 projects slow growth in 2003 followed by accelerating growth in 2004. Real GDP is projected to grow 2.2% in 2003 and 3.7% in 2004, on a calendar year basis. Light vehicle sales will total 16.0 million units in 2003 and 16.5 million units in 2004.

      The forecast assumes moderate inflation. The U.S. Consumer Price Index is projected to increase by 2.2% in 2003 and 1.8% in 2004. Ninety-day T-bill rates are expected to average 1.2% in 2003 and 2.1% in 2004. The United States' unemployment rate is projected to average 6.0% for 2003 and 5.7% for 2004.

      Like the national economy, Michigan's economy is forecast to strengthen. After declining 1.8% in 2002, total wage and salary employment is projected to decline 0.7% in 2003 and grow 1.4% in 2004. The State's unemployment rate is projected to average 6.5% for 2003 and 6.1% for 2004.

      The State's average unemployment rates for 1998, 1999, 2000, 2001 and 2002 were 3.9%, 3.8%, 3.5%, 5.3% and 6.2%, respectively. In 2002, total employment was 4.691 million, with manufacturing employment averaging 759,100. Employment in the durable goods manufacturing industries was 600,500, and nondurable goods employment was 158,700. The motor vehicle industry, which is an important component in the State's economy, employed 269,800 in the State in 2002.

STATE FINANCES

      2002-03 BUDGET. The 2003 Budget was submitted to the Legislature on February 7, 2002. Revenues for Fiscal Year 2002-03 were estimated in January 2002 and updated on May 16, 2002.

      Due to the continued slowing of the economy, the revenue estimates for Fiscal Year 2002-03 were adjusted downward from the May 2002 forecast. Under the State's Constitution and State law, a lower revenue estimate still requires the State to maintain a balanced budget for the fiscal year. On December 5, 2002, the Governor presented an executive order to satisfy the balanced budget requirements through expenditure reductions in the amount of approximately $337.4 billion, which was subsequently approved by the Legislature. On February 19, 2003, the Governor presented another executive order and other actions as part of a budget reduction package to correct a Fiscal Year 2003 shortfall of $158.3 million. The Legislature immediately adopted the executive order, and legislation has been introduced to enact the rest of the budget reduction package.

      2003-04 BUDGET. The 2004 Budget was submitted to the Legislature on March 6, 2003. Revenues for Fiscal Year 2003-04 were estimated in January 2003 and updated on May 13, 2003.

      Net General Fund-General Purpose revenue for Fiscal Year 2003-04 is estimated to be $8.159 billion. Several budget measures were proposed in the 2004 Budget that will increase the General Fund-General Purpose resources available for Fiscal Year 2003-04. Total resources including proposed increases are estimated to be $9.035 billion for Fiscal Year 2003-04.

      Personal Income Tax - Total income tax collections are forecasted to $6.024 billion. The General Fund-General Purpose portion of net income tax collections is estimated to be $4.075 billion for Fiscal Year 2003-04.

      Single Business Tax - Gross single business tax collections are projected to amount to $2.013 billion for Fiscal Year 2003-04. All single business tax collections are deposited into the General Fund.

      Sales Tax - Gross sales tax collections are forecast to total $6.833 billion. The General Fund - General Purpose portion of the sales tax is estimated at $357.8 million.

      Use Tax - Gross use tax collections are forecast to total $1.404 billion. The General Fund - General Purpose portion of use tax is forecast to be $882.9 million.

STATE CONSTITUTIONAL PROVISIONS AFFECTING REVENUES AND EXPENDITURES

      In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the Fiscal Year 1978-79 revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund.

      The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

      The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the Fiscal Year 1978-79. The State originally determined that proportion to be 41.6%. Effective with Fiscal Year 1992-93, a recalculation was made of the base year proportion as a consequence of a settlement agreement reached on the COUNTRY OF OAKLAND V. STATE OF MICHIGAN lawsuit, which was settled in 1991. The recalculated base year proportion is 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental unit is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for Fiscal Years 1993-94 through 2001-02.

      MAJOR FUNDS OF THE STATE. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 49% from the payment of the State taxes and 51% from Federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most Federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

      General Purposes revenues consist primarily of that portion of taxes and Federal aid not dedicated to any specific purpose and account for approximately 39% of total General Fund revenues. The passage of property tax and school finance reform, discussed below, significantly affects the sources of State revenues. The actual General Fund - General Purpose total revenues and expenditures for Fiscal Year 2001-02 were $8.324 billion and $9.312 billion, respectively. Projected Fiscal Year 2002-03 General Fund - General Purpose total revenues and expenditures are $8.122 billion and $8.788 billion, respectively. Projected Fiscal Year 2003-04 General Fund - General Purpose total revenues and expenditures are $8.389 billion and $8.591 billion, respectively.

      Special Purpose revenues consist primarily of Federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 61% of total General Fund revenues.

      Federal aid accounted for approximately 76% of Special Purpose revenues. It is estimated that approximately three-fourths of the State's Federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10% and 50%.

      Approximately two-thirds of total General Fund expenditures are made for education, and by the Family Independence Agency and by the Department of Community Health.

      State support of public education consists of aid to local and intermediate school districts, charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs that provide additional special purpose funding for local and intermediate school districts.

      The Family Independence Agency and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures. The TANF grant requires State contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, I.E., with Federal funds supplying more than 50% of the fund.

      Under constitutional and statutory provisions, the School Aid Fund has received the proceeds of certain taxes. Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer's Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

      The operating costs of local school districts are funded by local property taxes, State school aid and general aid. Approximately 8% of the annual debt service of "qualified" bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both "qualified" and "non-qualified" bonds funded from local property taxes.

      The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts.

      The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State monies until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trusts funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate. As of September 30, 2002, the actual balance for funds in the Common Cash Fund was $3.016 billion.

      BUDGET STABILIZATION FUND. In 1977, the Budget Stabilization Fund ("BSF") was established to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $1.0 billion on September 30, 1998; $1.22 billion on September 30, 1999; $1.26 billion on September 30, 2000; $994.2 million on September 30, 2001; and $145.2 million on September 30, 2002. Currently enacted legislation authorizes withdrawals of up to $239 million during Fiscal Year 2002-03.




STATE AND STATE-RELATED INDEBTEDNESS

      The State Constitution limits State general obligation debt to (1) short-term debt for State operating purposes, (2) short- and long-term debt for the purpose of making loans to school districts and (3) long-term debt for voter-approved purposes.

      Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

      Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount that is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

      There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

      The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes. As of September 30, 2002, the outstanding principal amount of all State general obligation bonds was approximately $1.081 billion. The State did not issue any long-term general obligation bonds during Fiscal Year 1998-99. The State issued $96.9 million in general obligation bonds in Fiscal Year 1999-00, $141.3 million in general obligation bonds in Fiscal Year 2000-01 and $154.5 million in general obligation bonds in Fiscal Year 2001-02. The State also issued $183.3 million in general obligation refunding bonds, which refunded $189.1 million of prior bonds, in Fiscal Year 2000-01 and $300.7 million in general refunding bonds, which refunded $306.4 million of prior bonds, in Fiscal Year 2001-02.

      The State issued $900 million in short-term general obligation notes in Fiscal Years 1996-97 and 1997-98. These notes were issued for cash flow purposes and were fully paid at maturity. The State did not issue any general obligation notes in Fiscal Years 1998-99, 1999-00, 2000-01 and 2001-02. On May 20, 2003,
the State issued $1.247 billion in general obligation notes, which mature on September 30, 2003.

      The State has authorized the issuance of Multi-Modal General Obligation School Loan Bonds in the amount of $325.0 million. As of May 30, 2003, there is $274.9 million of such bonds outstanding. The State provides self-liquidity on these bonds. In addition, in November 2002, the State's electorate approved the issuance of $1.0 billion in general obligation indebtedness to assist municipalities in financing water quality and water pollution control projects.

      As of December 31, 2002, approximately $12.2 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State School Bond Loan Fund. As of December 31, 2002, outstanding principal of and interest on school district loans from the School Board Loan Fund totaled approximately $608.1 million.

      Effective for qualified bonds issued on and after October 1, 1998, the State implemented strengthened program mechanics that require advance fund transfers by school districts and paying agent notification prior to qualified bond debt service payment dates. These new procedures further ensure that qualified bond obligations are paid on a timely basis.

      The Department of Transportation, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority and Michigan State Housing Development Authority have outstanding as of September 30, 2002 $6.493 billion of various revenue and special obligation debt and have the authority to issue such debt in the future.

LITIGATION

      The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

      On August 22, 1994, the Ingham Circuit and probate courts and others filed suits against the State of Michigan and Ingham County entitled 30TH JUDICIAL CIRCUIT, ET AL V GOVERNOR, ET AL, for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under the court funding statute. The case has been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10TH JUDICIAL CIRCUIT, ET AL V STATE MICHIGAN, ET AL. Plaintiffs assert that the amount in controversy exceeds $5 million. The case is currently pending final class certification.

      On November 15, 2000, more than 365 Michigan school districts and individuals filed two suits in the Michigan Court of Appeals. In amended complaints, the school district plaintiffs increased their number to 457 in the first suit, DURANT, ET AL. V. STATE, ET AL. ("Durant III"), and to 463 in the second suit, ADAIR, ET AL. V. STATE, ET AL. ("Adair").

      Adair asserts that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Michigan Constitution. The Adair plaintiffs have requested declaratory relief, attorneys' fees and litigation costs, but do not seek a money judgment.

      On April 23, 2002, the Court of Appeals dismissed the plaintiffs' complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their claims by either the doctrine of RES JUDICATA or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Michigan Constitution. The Adair plaintiffs filed an application for leave to appeal in the Michigan Supreme Court on May 14, 2002. On December 18, 2002, the Michigan Supreme Court granted the Adair plaintiffs' application for leave to appeal.

MINNESOTA SERIES

      State resident population grew from 4.390 million in 1990 to 4.934 million in 2000, or at an average annual compound rate of 1.2%. U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2002, the State's population grew at an annual compound rate of .9% as compared to 1.1% for the nation. State population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.8% through 2015.

      Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. When viewed in 2002 at a highly aggregative level of detail, the structure of the State's economy parallels the structure of the U.S. economy as a whole. Minnesota's employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

      Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 2002 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 27.2% of the State's durable goods employment was concentrated in 2002, as compared to 18.4% for the United States as a whole. The emphasis is partly explained by the location in the State of Unisys, IBM, Seagate Technology, and other computer equipment manufacturers that are included in the industrial machinery classification. Concentration in the instruments and miscellaneous category is partly explained by the presence in the State of Medtronic and other manufacturers of cardiac pacemakers.

      The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2002, 31.3% of the State's non-durable goods employment was concentrated in food and kindred industries and 15.7% in paper and allied industries. This compares to 24.8% and 9.1%, respectively, for comparable sectors in the national economy. Both of these industries rely heavily on renewable resources in Minnesota. Over half of the State's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in the State than in the U.S.

      Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped to 5,600 in 2002. It is not known whether recent layoffs are permanent. The State, however, retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

      Another measure of the vitality of the State's economy is its unemployment rate. During 2000 and 2001, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.7% in 2001, as compared to the national average of 4.7%. In 2002, the State's unemployment rate averaged 4.4%, as compared to the national average of 5.8%.

      In the period 1990 to 2000, total employment growth in the State exceeded national growth. Manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and 2000-2002 periods. From 1990 to 2000, total employment in the State increased 23.1% while increasing 19.9% nationally. Employment data indicates the recession that began in July 1990, was less severe in Minnesota than in the national economy and that the State's recovery was more rapid than the nation's. Public data, however, indicates the recession that began in March 2001 has been more severe in Minnesota than in the national economy. From 2000 to 2002, State employment declined 1.5% compared to .7% nationally.

      Since 1990, State per capita personal income has usually been within 11% of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of two recessions and some difficult years in agriculture. In 2002, Minnesota per capita personal income was 110.1% of its U.S. counterpart.

BUDGETING PROCESS

      The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium which began on July 1, 1999, and which ended on June 30, 2001, is referred to herein as the "2000-2001 Biennium." The biennium which began on July 1, 2001, and which ended on June 30, 2003, is referred to herein as the "Previous Biennium." The biennium which began on July 1, 2003 and which will end on June 30, 2005, is referred to herein as the "Current Biennium." The biennium that will begin on July 1, 2005 is referred to herein as the "Next Biennium." Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

      The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing federal tax law will remain in place and that current federal budget authority will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

      The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

      The State Constitution requires the State Treasurer to maintain a State bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such State bonds through July 1 of the second ensuing year.

      The cash flow account (the "Cash Flow Account") was established in the Accounting General Fund (the "AGF") for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute. The Legislature did not fund the Cash Flow Account for the Current Biennium. However, the Legislature did provide that if, on the basis of a future revenue and expenditure forecast, the Commissioner of Finance determines that there will be a positive unrestricted budgetary AGF balance at the close of the biennium, the first $350 million of the balance will be allocated to the Cash Flow Account.

      The budget reserve account (the "Budget Reserve Account") was established in the AGF for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature established the Budget Reserve Account at $522 million for the Current Biennium. The Legislature did provide that if, on the basis of a future revenue and expenditure forecast, the Commissioner of Finance determines that there will be a positive unrestricted budgetary AGF balance at the close of the biennium, and after the first $350 million of the balance is allocated to the Cash Flow Account, the Budget Reserve Account receives the next allocation until its balance is $653 million.

ECONOMIC UPDATE

      PREVIOUS BIENNIUM BUDGET COMMENTARY. AGF revenues for the Previous Biennium are now estimated to be $10 million below the forecast at the end of the 2003 legislative session. Net non-dedicated revenues for the Previous Biennium were forecast to total $27.848 billion, up 16.5% from levels projected in the November 2000 forecast for the 2000-2001 Biennium. Receipts from individual income taxes were forecast to total $13.293 billion. Sales tax receipts were forecast to be $8.600 billion. Corporate income taxes were forecast at $1.735 billion. Motor Vehicle Sales Tax receipts were projected to total $953 million. Revenues from tobacco settlements were projected to be $639 million. Other non-dedicated revenues were projected to total $2.628 billion.

      Expenditures for the Previous Biennium were estimated to total $26.125 billion, or $1.526 billion more than the November 2000 estimate for the 2000-2001 Biennium. Estimated inflation accounted for $736 million of the forecast growth in spending over the 2000-2001 Biennium.

      The 2001 legislative session ended on the constitutional deadline of May 21, 2001. However, the Legislature was unable to agree on the tax and appropriation bills by that date, and a special legislative session took place from June 11 to June 30, 2001. A compromise was reached on the tax and spending measures and the related bills were passed by the Legislature and signed by the Governor.

      The tax changes passed in the 2001 special legislative session provided for comprehensive property tax reform and relief changes beginning in Fiscal Year 2003. The major component of the enacted reform eliminated the local property tax component of the K-12 general education levy with the State assuming the full share of general education costs. A corresponding change created a new statewide property tax on businesses and cabins beginning with property taxes payable in 2003. This change increased AGF revenues $296 million in Fiscal Year 2002 and $592 million in Fiscal Year 2003. The Legislature also approved a $791 million sales tax rebate for the 2000-2001 Biennium.

      The adopted budget included AGF spending of $27.604 billion. This amount was $3.013 billion (12.3%) greater than estimated spending for the 2000-2001 Biennium. The largest single change in projected AGF spending occurred as a result of the actions to reform and reduce property taxes and the corresponding increase in spending related to the state assumption of general education costs and local aid program reforms. Over one-half of the spending increase was attributable to the impact of spending increases related to property tax reform and relief. Excluding the cost of property tax reform and relief, spending would increase $1.463 billion (6.9%) over the 2000-2001 Biennium.

      The Legislature also established a separate enterprise fund for Minnesota State Colleges and Universities ("MnSCU"). Under the new law, all MnSCU activity will now be reported in a separate enterprise fund statement. MnSCU's dedicated revenues and reserve amounts have been removed from the AGF. The direct state appropriation to MnSCU will continue to be reflected in the AGF; however, other MnSCU activity formerly reported in the AGF is now excluded. As a result of this change in accounting and reporting, a one-time adjustment was made to Fiscal Year 2002 to remove $137 million in AGF resources equal to MnSCU's dedicated reserves. This change in accounting and reporting has no effect on the AGF balance. A separate MnSCU enterprise fund statement reporting MnSCU revenue and expenditure activity will be prepared.

      The Department of Finance prepared a forecast of AGF revenues and expenditures for the Previous Biennium in November 2001. The November 2001 forecast estimated a net decrease of $2.188 billion in the projected unrestricted balance of the AGF when compared to the end of the 2001 legislative sessions estimates. Total resources for the Previous Biennium decreased by $1.630 billion, expenditures increased by $400 million, and the Tax Relief Account increased by $158 million resulting in a projected unrestricted AGF deficit of $1.953 billion. The balance brought forward from the 2000-2001 Biennium increased by $465 million. Of that amount, $315 million was appropriated for expenditures authorized to be carried forward from the 2000-2001 Biennium to the Previous Biennium. An additional $158 million was allocated to establish a new Tax Relief Account under current law.

      The Department of Finance prepared a forecast of AGF revenues and expenditures for the Previous Biennium in February 2002. AGF resources were forecast to be $26.728 billion, and AGF expenditures were forecast to be $27.842 billion, resulting in a projected negative unreserved AGF balance of $1.114 billion. A Cash Flow Account of $350 million, a Budget Reserve Account of $653 million, a Tax Relief Account of $158 million, and Dedicated Reserves of $14 million resulted in a projected unrestricted AGF balance of negative $2.289 billion.

      Based upon the February 2002 forecast the Governor submitted supplemental budget recommendations to the Legislature for the Previous Biennium. During the 2002 legislative session, the Legislature enacted revenue measures and expenditures to balance the budget for the Previous Biennium. The Legislature passed two budget bills to balance the AGF for the Previous Biennium. The first bill made revenue and expenditure changes to address the $1.953 billion projected shortfall from the November 2002 forecast. The second bill adopted additional revenue and expenditure changes to eliminate the additional shortfall projected in the February 2002 revenue and expenditure forecast.

      The Governor vetoed both budget bills, but both vetoes were overridden by the Legislature and enacted into law. The final legislation balanced projected revenues and expenditures for the Previous Biennium by $223 million in spending cuts; $856 million in transfers from AGF reserves; $605 million in transfers from other funds; cancellation of one-time projects and authorized bonds to finance previously authorized cash capital projects; and $509 million in changes to selective payment and collection schedules.

      The 2002 legislative session produced no significant tax law changes. Minor revisions were made to incorporate conformity with several federal tax law changes. AGF resources were increased by a total $507 million, attributable primarily to one-time transfers that were authorized from other state funds.

      Total expenditures were reduced by $925 million for the Previous Biennium. Spending reductions totaling $223 million were enacted. The balance of the net reduction in spending is attributable to $483 million in payment scheduling changes and $219 million in one-time spending reductions and financing of previously authorized cash projects.

      The Legislature enacted changes to statutory payment schedules and required tax remittance dates that will result in a total of $483 million in reduced expenditures and $26 million of increased revenue in the Previous Biennium. Certain state entitlement programs are funded in a manner that requires a final payment, or settle-up, to be paid in the following fiscal year.

      The Legislature used $856 million from existing reserves to reduce the forecast deficit. The $350 million balance in the Cash Flow Account, the $158 million balance in the Tax Relief Account, and the $14 million balance in the Local Government Aid Reform Account were used in their entirety. The balance in the Budget Reserve Account was reduced from $653 million to $319 million. Existing statutes require that any future forecast surpluses be first allocated to restore the Budget Reserve Account to $653 million.

      The Legislature met in a one-day special session on September 19, 2002 to enact a flood relief package designed to provide assistance to northern Minnesota communities that incurred damage from summer flooding. The Legislature authorized new spending totaling $29.4 million for the purpose of providing matching funding for federal emergency funds; agricultural, business, and housing assistance; property tax relief; and public infrastructure repair funding.

      Of the total authorized new spending, $10.718 million was from the AGF. Previously authorized AGF cash appropriations for trunk highway road projects totaling $10.1 million were cancelled and the Legislature authorized $10.115 million of trunk highway bonds for the same purpose. The debt service appropriation was increased by $738,000, and there were reductions to the AGF of $60,000. After giving effect to this change, total AGF expenditures increased by $678,000. These actions had the effect of reducing the expected balance in the Budget Reserve Account for June 30, 2003 from $319 million to $318 million.

      Net non-dedicated revenues for the Previous Biennium were forecast to total $24.649 billion, down 2.7% from levels projected in 2002. Receipts from individual income taxes were forecast to total $11.014 billion, $769 million lower than previously estimated. The forecast for other major revenue sources did not change significantly.

      Forecast expenditures were $76 million (0.3%) higher than 2002 estimates. Spending for health care programs increased by $107 million due to higher caseloads in General Assistance Medical Care and increasing cost of services resulting from changes in case mix and acuity of care, but was partially offset by savings in forecast debt service and other programs.

      The Budget Reserve Account was reduced from $318 million to $24 million. The $318 million Budget Reserve Account in end-of-session estimates conformed to current law requiring that any balance at the close of the Previous Biennium be allocated to the Budget Reserve Account. The November 2002 forecast automatically drew down this amount, leaving $24 million in the Budget Reserve Account that reflected two current law provisions directing funds to the Budget Reserve Account. As a result, the November 2002 forecast indicated a projected AGF budget deficit of $356 million. Up to $24 million of the forecast deficit could be offset by use of the Budget Reserve Account.

      The Legislature adjourned on May 19, 2003, the constitutional deadline, without enacting recommended measures affecting the Previous Biennium.
During the 2003 legislative first special session that ended on May 29, 2003, the legislature enacted revenue measures and expenditures to balance the budget for the Current Biennium. The Legislature passed one budget bill for the purpose of balancing the AGF for the Previous Biennium. This legislation made revenue and expenditure changes to address the $11 million projected shortfall from the February 2003 forecast.

      The Legislature also enacted resource and expenditure changes consistent with the Governor's recommendations in early 2003. The effect of enacted changes increased AGF resources by $73 million through transfers and cancellations from other funds. Authorized spending was reduced $118 million. Refinancing $110 million in transportation projects with trunk highway fund bonds was the largest component of that change.

      CURRENT BIENNIUM BUDGET COMMENTARY. Net non-dedicated revenues for the Current Biennium were forecast to total $26.562 billion, an increase of $1.913 billion or 7.8% from levels projected in the November 2002 forecast for the Previous Biennium. Receipts from individual income taxes were forecast to total $12.173 billion. Sales tax receipts were forecast to be $8.188 billion. Corporate income taxes were forecast at $1.348 billion. Motor Vehicle Sales Tax receipts were projected to total $536 million. Statewide property tax receipts were expected to be $1.207 billion. Revenues from tobacco settlements were projected to be $392 million. Other non-dedicated revenues were projected to total $2.718 billion.

      The November 2002 forecast indicated a projected AGF budget shortfall of $4.560 billion. The November 2002 forecast used planning estimates based on the assumption that current laws and policies for the Previous Biennium would continue unchanged. Expenditure projections assumed the extension of current programs, adjusted only for projected changes in caseload and enrollment. Based on statutory direction by the Legislature, no adjustments for inflation were made in future spending except for those in statute. The current law forecast shortfall for the Current Biennium included an unresolved $332 million forecast deficit from the Previous Biennium because no action had occurred to eliminate that deficit.

      Expenditures for the Current Biennium are estimated to total $30.975 billion, an increase of $3.876 billion (14.3%) more than the November 2002 estimate for the Previous Biennium. Of this increase in biennial spending, $2.112 billion occurred in education finance. More than one-half of this increase resulted from significant school finance and property tax reform begun in the second year of the Previous Biennium. Under this reform, the State assumed the full cost of the general education program. Health care programs accounted for $1.119 billion of the total increase in AGF spending, a 23% increase over the Previous Biennium. Increases in projected health care spending were primarily the result of growing costs in medical assistance health care services and higher General Assistance Medical Care caseloads. Net spending in all other budget areas was forecast to decline from the Previous Biennium due to significant one-time spending in the previous period for AGF financed capital projects and transportation projects.

      The final enacted budget for the Current Biennium conformed closely to all the major recommendations by the Governor. Compared to the February 2003 forecast of AGF revenues and expenditures that indicated a total budget shortfall of $4.235 billion, the following represent the primary changes enacted to balance the budget: (1) legislative actions affecting the Previous Biennium added $192 million, with $180 million as the balance brought forward from the Previous Biennium to the Next Biennium; (2) revenue changes and transfers from other funds added $1.959 billion in additional resources, while reductions from forecast spending levels will save $2.509 billion in authorized spending; and (3) $426 million will be added to the Budget Reserve Account to increase it to a total of $522 million.

      No general tax increases were enacted. Total spending, excluding the impact of payment schedule changes, was $367 million above the Governor's recommendation. This increase in spending was funded by $258 million of additional resources in the form of increased fees and one time transfers from other state funds. Also offsetting the increased spending were additional changes in education aid and human services payment schedules that will yield $92 million in expenditure savings in the Current Biennium above the level recommended by the Governor.

      The 2003 legislative sessions produced no significant tax law changes. AGF resources are forecast to be $28.822 billion. This is an increase of $1.959 billion over the amount forecast in the February 2003 forecast. This increase in resources is attributable primarily to a $1.029 billion one-time transfer of funds previously set-aside in tobacco endowment accounts, $738 million resulting from changes in tax collection schedules and one-time transfers from other funds, and increased fees and other non-tax revenues that are deposited to the AGF.

      Authorized AGF spending for the Current Biennium is estimated at $28.300 billion. Compared to Previous Biennium expenditures, this represents a biennial expenditure growth of $1.547 billion, or 5.8%. Compared to the February 2003 forecast of AGF spending, authorized spending will be $2.509 billion less than forecast. Of this amount, $2.006 billion represents permanent expenditure reductions made across major program areas, and $503 million represents expenditure savings resulting from one-time payment changes in payment schedules to school districts and counties. Total expenditures authorized by the 2003 Legislature were similar to those recommended by the Governor.

STATE REVENUE SOURCES

      The State's principal sources of non-dedicated revenues are taxes of various types.

      INCOME TAX. The income tax rate schedules for 2003 consist of three income brackets having tax rates of 5.35%, 7.05% and 7.85%. The tax brackets are indexed annually for inflation, and the base of the tax is federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $290. In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents.

      SALES AND USE TAX. The sales tax of 6.5% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the federal government and school districts are exempt.

      STATEWIDE PROPERTY TAX. Beginning with property taxes payable in 2002, there is a State general property tax of $592 million levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Beginning in Fiscal Year 2004, the increase in the amount of the State general property tax levy received over the previous fiscal year is dedicated to education aid or higher education funding.

      CORPORATE FRANCHISE TAX. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that gives a 75% weight to sales, a 12.5% weight to payroll and a 12.5% weight to property. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax.

      Minnesota requires 80% of federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from federal "bonus depreciation." Additionally, a fee of up to $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

      INSURANCE GROSS EARNINGS TAX. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 2.0% for domestic and foreign company premiums; (b) 1.0% for mutual property and casualty companies with assets of $5.0 million or less on December 31, 1989; (c) 1.26% for mutual property and casualty companies with assets in excess of $5.0 million but less than $1.6 billion on December 31, 1989; (d) 3.0% for surplus line agents; (e) a 0.5% Fire Marshal tax on fire premiums; and (f) a 2.0% surcharge on fire premiums for property located in cities of the first class.

      MOTOR VEHICLE SALES TAX. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. In Fiscal Year 2002, 30.86% of the collections are dedicated to transportation related funds, in Fiscal Year 2003 that will increase to 53.75%, and in Fiscal Year 2004 it will increase to 55.75%.

      In addition to the general sales tax, a 6.2% sales tax is imposed on the lease or rental, on a daily or weekly basis, of a passenger automobile, van or pickup truck. In order to comply with the multistate agreement on a "streamlined" sales tax, this tax is repealed effective December 31, 2005.

      LIQUOR, WINE AND FERMENTED MALT BEVERAGES. Liquor is taxed at $5.03 per gallon. Wine is taxed at rates that vary from $.30 per gallon to $3.52 per gallon, depending on the alcohol content. Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer. Liquor, wine and beer sales are also subject to sales tax at a rate of 9.0%.

      CIGARETTE AND TOBACCO PRODUCTS TAXES. The excise tax on cigarettes is 48 cents per pack. Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products.

      ESTATE TAX. The tax base is the federal gross estate less various exemptions and deductions. The tax may not exceed the State death tax credit.

      MORTGAGE TAX. A tax of 23 cents is imposed on each $100 dollars of debt secured by real property. Ninety-seven percent of the proceeds go to the AGF and 3% to the country in which the property is located.

      DEED TAX. A tax of $1.65 per $500, or .0033% for increments less than $500 of consideration, is imposed on the transfer of real estate by any deed, instrument, or writing. Ninety-seven percent of the proceeds go to the AGF and 3% to the county in which the property is located.


      LEGALIZED GAMBLING TAXES. The State also imposes a 6%, 17% or 23% tax on the takeout of pari-mutual horse races at licensed tracks. An 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance. A 1.7% tax is imposed on the "Ideal Gross" of each pull-tab or tipboard deal sold by a distributor. In addition, a "Combined Receipts Tax," with rates ranging from 1.7% to 5.1%, is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

      In addition to the major taxes described above, other sources of non-dedicated revenues include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income. The AGF receives no unrestricted federal grants. The only federal funds deposited into the AGF are to reimburse the State for expenditures on behalf of federal programs.

      TOBACCO SETTLEMENT. On May 8, 1998, the State entered into a settlement of a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index as outlined in the settlement documents.

STATE EXPENDITURES

      In 1992 the Legislature established the MinnesotaCare(R) program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the AGF. A separate fund, called the Health Care Access Fund, has been established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and HMOs. For calendar years 2002 and 2003, these permanent taxes have been temporarily lowered to 1.5% and 0%, respectively. The provider tax will continue at 1.5%, and the gross premium tax will remain at 0% until calendar year 2004. On June 30, 2005, the balance in the Health Care Access Fund will be transferred to the AGF.

      The State has also established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the AGF to the Commissioner of Education the amount needed to pay any warrants that are issued.

      The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of July 21, 2003, there were approximately $601 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

      School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits.
School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. As of July 21, 2003, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2031, is approximately $9.8 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

      Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the Current Biennium the total amount of principal and interest coming due as of July 21, 2003 is about $1.7 billion, with the maximum amount of principal and interest payable in any one month being $372 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

      Minnesota has also established a county credit enhancement program.
The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Public Facilities Authority to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service.
The legislation appropriates annually from the AGF to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

      The amounts paid on behalf of any county are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Public Facilities Authority. Counties are authorized to issue general obligation bonds and must levy a direct, irrevocable ad valorem tax on all taxable property in the county for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. The program enrolls county general obligation bonds issued for jails and correctional facilities, law enforcement facilities, social services and human services facilities, and solid waste facilities.

      As of July 21, 2003, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2023, was approximately $29.7 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the Current Biennium the total amount of principal and interest coming due July 1, 2003 was $5.8 million with the maximum amount of principal and interest payable in any one month being $1.4 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

LITIGATION

      While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues during the Current Biennium.

      TORT CLAIMS.      Payment of tort claims against the State is made from
funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The tort claims appropriations for the Fiscal Year ended June 30, 2002 were $875,000 and $671,000 for the Fiscal Year ended June 30, 2003. The maximum limit of liability for tort claims is $300,000 for any one claim and $1.0 million for any number of claims arising from a single occurrence.

      NON-TORT CLAIMS. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers or employees, are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $10 million in excess of current levels.

      EMINENT DOMAIN ACTIONS. At any one time, there are hundreds of Department of Transportation eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $10 million. Liability arising out of decisions unfavorable to the State may impact the State's trunk highway fund.

      AMOCO, ET AL., V. COMMISSIONER OF REVENUE. Both the Commissioner and Amoco have appealed Minnesota Tax Court rulings to the Minnesota Supreme Court relating to the State's corporate franchise tax. The Minnesota Supreme Court's ruling resulted in the State's ability to collect only $6 million of the $30 million originally assessed.

      AT&T CORP. V. COMMISSIONER OF REVENUE. The taxpayer appeals, as a representative of Qwest Corp., from the denial of sales and use tax refund claims for the periods January 1990 through January 1996. The claim, in the approximate amount of $10 million, alleges that Qwest purchased equipment that qualifies under the capital equipment exemption. The taxpayer also asserts that the application to Qwest of the subsequent law violates due process. The parties have settled all issues, except for the capital equipment claim, which will be presented on briefs and stipulated facts and will be heard in September 2003.

      AUTOMATIC MERCHANDISING COUNCIL, ET AL., V. COMMISSIONER OF REVENUE, ET AL. Plaintiffs, a membership organization comprised of suppliers and operators of vending machines and an operator of vending machines, seek a declaratory judgment that, imposition of the tax on sales of food through vending machines is unconstitutional under the Federal Equal Protection Clause and the Uniformity Clause of the State Constitution. A determination in the Plaintiffs' favor would result in a potential tax refund liability well in excess of $10 million when applied as precedent to Plaintiffs' subsequent tax periods, as well as to the potential refund claims of other vending companies. Plaintiffs' motion for summary judgment was heard on August 26, 2002. In November 2002, the court denied the motion and granted summary judgment for the Commissioner. Plaintiff's appealed the decision, and the appeal was heard on May 14, 2003.

      SPRINT SPECTRUM LP, SPRINT COMMUNICATIONS COMPANY, LP, AND UNITED TELEPHONE COMPANY OF MINNESOTA V. COMMISSIONER OF REVENUE; AND XO COMMUNICATIONS, INC. V. COMMISSIONER OF REVENUE. Plaintiffs, regional telecommunication public utilities, claim they are entitled to capital equipment refunds of sales taxes paid, based on the theory that they were using the equipment for the tax-exempt purposes of "manufacturing, fabricating or refining" of "tangible property." The Tax Court issued its decision affirming the Commissioner's denial of the refund claims in the SPRINT and UNITED TELEPHONE cases on May 23, 2003. An appeal to the Minnesota Supreme Court has been filed. A decision in the XO COMMUNICATIONS case is pending. A finding for the Plaintiffs would result in a combined potential tax refund liability in excess of $10 million.

      AUSTIN, ET AL. V. GOODNO. Plaintiffs, Minnesota Family Investment Program ("MFIP") recipients, filed a class action seeking to block changes to the MFIP made in the 2003 legislative sessions, including a Supplemental Social Security Income deeming provision, a requirement that a family's HUD housing assistance be counted as unearned income and a lowering of the exit level for MFIP from 120% to 115% of the federal poverty guidelines. The changes were scheduled to go into effect over the next three months. A temporary restraining order issued preventing the Department of Human Services from putting the three changes into effect has been vacated.

     COUNCIL OF INDEPENDENT TOBACCO MANUFACTURERS OF AMERICA, ET AL. V. THE STATE OF MINNESOTA, ET AL. Plaintiffs challenge the statutorily imposed fee of 35(cent) per pack on the sale of cigarettes manufactured by a manufacturer that is not making annual payments to the State under the settlement in STATE V. PHILIP MORRIS INC., ET AL., or that has not entered into a similar agreement that would also require annual payments. Plaintiffs challenge the enforceability of the statute alleging that it abridges free speech, violates equal protection and due process guarantees, and is a bill of attainder. Plaintiffs' motions for a temporary restraining order was denied. The fee is estimated to generate over $12.9 million over the Current Biennium.

      RUKAVINA, ET AL. V. PAWLENTY, ET AL. In January 2003, two State legislators, two State residents and an association of counties and school districts sued the Governor and the Commissioner of Finance claiming that the Governor and Commissioner's unallotment of $49 million from the Minnesota 21st Century Minerals Fund to the AGF was in violation of State law and the State Constitution. Cross-motions for summary judgment are expected to be filed later this summer. The Plaintiffs are requesting the $49 million be restored to the fund from the AGF.

NORTH CAROLINA SERIES



      The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. According to the State's Comprehensive Annual Financial Report for the fiscal year ended June 30, 2002, the State's estimated population as of July 2002 was 8,325,435. During the period from 1992 to 2002, the State's population increased 21.8% from 6,831,780 to its current level. The State has seven municipalities with populations in excess of 100,000 and two municipalities with populations in excess of 250,000.

ECONOMIC CHARACTERISTICS

      The economic profile of North Carolina consists of a combination of services, trade, manufacturing, agriculture and tourism. Nonagricultural wage and salary employment accounted for approximately 3,860,200 jobs in June 2003. The largest single segment of jobs was approximately 1,648,300 in the service sector. Based on November 2002 data from the United States Bureau of Labor Statistics, the State ranked eleventh nationally in non-agricultural employment and eighth nationally in manufacturing employment. As the State's economy has become less dependent upon agriculture and manufacturing, the service sector of the economy has grown over the past several decades, resulting in a significant increase in per capital income. During the period from 1993 to 2003, per capita income in the State grew from $19,770 to $27,711, an increase of 40%, according to the United States Department of Commerce, Bureau of Economic Analysis. During the same period, the seasonally-adjusted June labor force grew from 3,559,900 to 4,157,392, an increase of 17% according to the North Carolina Employment Security Commission.

      SERVICE. The service industry sector constitutes the single largest job segment of the State's economy and employed approximately 42.7% of the State's work force in June 2003, as the State moves from a manufacturing economy to a service-based economy. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services.

      The Research Triangle Park (the "Park") is one of the largest planned research parks in the world, covering over 7,000 acres. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh, each of which provides research capabilities to industries located in the Park. The Park has grown steadily since its inception, with approximately 140 facilities and employing approximately 38,500 people, and has generated growth in the surrounding areas for homes and commercial and industrial sites.

      Charlotte, the State's largest city, is the second largest financial center in the United States, serving as headquarters for financial institutions with assets of approximately $952.3 billion. The State's recognition as a leading financial center is attributable to a number of factors. Among the most important factors are certain State laws permitting branch banking and the location of a branch of the Federal Reserve Bank in Mecklenburg County, where Charlotte is located. Bank of America Corporation and Wachovia Corporation, both headquartered in Charlotte, are two of the nation's five largest bank holding companies. As of February 2003, Bank of America Corporation and Wachovia Corporation were ranked third and fifth in the nation, respectively, in terms of total assets.

      The State's unemployment rate has declined from a high of 6.9% in May 2002 to 6.6% in June 2003.

      TRADE. The trade sector is the second largest job segment of the State's economy, employing approximately 15.5% of the State's workforce in May 2003. This industry includes wholesale and retail trade.

      AGRICULTURE. Agriculture is another basic element of the State's economy. In 2002, the State's agricultural industry, including food, fiber and forest, contributed over $62 billion to the State's economy, accounted for over 22% of the State's income and employed approximately 20% of the State's work force. Gross agricultural income was in excess of $7.7 billion in 2001, placing the State seventh in the nation in gross agricultural income. In 2001, the State ranked third in the nation in net farm income. The State currently has the third most diversified agricultural economy in the nation. The diversity of agriculture in the State and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 32% of gross agricultural income for 2001, followed by the pork industry at approximately 25%, nursery and greenhouse products at approximately 13% and the tobacco industry at approximately 9%.

      MANUFACTURING. North Carolina's economy has historically enjoyed a strong manufacturing base. Manufacturing firms employ approximately 18% of the total non-agricultural workforce. North Carolina was ranked seventh nationally in 2002 for manufacturing employment. The annual value of the State's manufacturing shipments totaled $178 billion in 2001, ranking the State seventh in the nation. In 2001, the State led the nation in the production of textiles and tobacco products, was second in the nation in furniture and fixtures productions and was eleventh in electronics and other electrical equipment, industrial and commercial machinery and computer equipment. The State's manufacturing sector has been impacted by the recent slow down in the national economy. The State's manufacturing sector, particularly industrial machinery and equipment, has experienced a decline in exports from approximately $15.7 billion in 1996 to approximately $11.6 billion in 2002 according to the United States Census Bureau. Despite these declines, the State has continued to experience significant investment within the State by international firms and is ranked thirteenth largest among the states in export trade. From 1999 to 2001, the number of international firms having established a presence in the State increased from 800 to 1,105, representing a 28% increase.

      TOURISM. Travel and tourism is increasingly important to the State's economy. Travel and tourism revenues contributed approximately $11.9 billion to the State's economy in 2001. The North Carolina travel and tourism industry directly supports more than 196,000 jobs, representing approximately 6.3% of total non-agricultural employment.

      OTHER. A significant military presence in North Carolina also contributes to the diversity of the State's economic base. With Fort Bragg and Pope Air Force Base (42,500 and 5,000 military personnel in 2001, respectively) Camp Lejeune Marine Corps Base and New River Marine Corps Air Station (aggregating over 42,000 military personnel in 2000), Cherry Point Marine Corps Air Station (8,000 military personnel in 2000), and Seymour Johnson Air Force Base (6,500 military personnel in 2001) the State has one of the largest concentrations of military personnel in the country. Estimates of the entire military community in the State, including active and retired military personnel, their dependents and civil service employees, range as high as 250,000 individuals with an overall economic impact to the State in excess of $7 billion per year.

      The North Carolina economy is also supported by a good utility infrastructure. Prior to the authorization of the Clear Water and Natural Gas Act, 34 counties in the State were unserved by natural gas pipelines. At present, primarily due to the issuance of natural gas bonds, there are approximately 16 unserved counties located primarily in the eastern portion of the State. After the issuance of the remaining natural gas bonds, less than ten counties are predicted to be unserved.

      TOBACCO SETTLEMENT. North Carolina is also one of 14 states that have entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period, which began in 1999.

REVENUE STRUCTURE

      North Carolina's three major operating funds that receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. There are no prohibitions or limitations in the State Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

      GENERAL FUND-TAX REVENUE.

      INDIVIDUAL INCOME TAX. State income tax due is computed under a four-tiered bracket system with tax rates of 6%, 7%, 7.75% and 8.25%. The 8.25% rate terminates after December 31, 2003. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

      CORPORATION INCOME TAX. A tax is levied at the rate of 6.90% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the Federal taxable net income of corporations, such as taxes on income and excess profits and interest on obligations of the United States. The State Constitution limits the maximum tax rate to 10% of net income.

      SALES AND USE TAX. A general tax rate of 4.5% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. A sunset provision will reduce this rate to 4% on July 1, 2003. Preferential tax rates are also levied on sales, use or rental of specific types of property and services as follows: boats and aircraft, 3% (maximum of $1,500 per boat or aircraft); farm and manufacturing machinery and equipment, 1% (maximum of $80 per single article); manufactured/mobile homes, 2% (maximum of $300 per section); electricity, 3%; telecommunication services, 6%; spirituous liquor, 6%; direct-to-home satellite service, 5%; and sales of electricity to farmers, manufacturers and commercial laundries and dry cleaners, 2.83% (0.17% for manufacturers who used 900,000 or more megawatt-hours in the previous fiscal year). Principal items exempt from the tax include raw materials, containers, shipping materials, fertilizer and seed sold to farmers, feed, certain farm products and prescription medicines. Food purchased for home consumption, with a few narrowly defined exceptions, is also exempt from sales tax. Motor vehicle sales and rentals and motor fuels are taxed under different schedules. Refunds of the tax are granted to the Federal and local governments, other specified governmental entities, nonprofit religious, educational and charitable organizations, and eligible businesses for qualifying machinery and equipment purchased for use in low-income counties. State agencies are granted refunds of local sales taxes paid. Local sales and use taxes of 2% are collected on transactions taxed at the 4.0% general State rate and on food and are distributed to counties and local units within the county where the tax is collected. The State has provided counties with the authority to levy and additional 1/2 (cent) sales tax. The General Assembly has also approved an annual sales and use tax holiday on the first Friday, Saturday and Sunday in August of each year. During this period, sales and use taxes will not be charged on clothing, clothing accessories, footwear, school supplies (of $100 or less per item) and computers, printers, printer supplies and educational software (of $3,500 or less per item).

      HIGHWAY USE TAX ON MOTOR VEHICLE RENTALS. Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short- and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for most commercial vehicles, with no maximum for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

      CORPORATION FRANCHISE TAX. A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. These bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State. A tax of 3.22% is levied on the gross receipts of electric power and light companies. Municipalities receive quarterly distributions equal to 3.09% of taxable gross receipts from sales of electric power within their jurisdiction during the preceding calendar quarter, minus one-fourth of the increase in the computed distribution amounts in fiscal year 1994-1995 from fiscal year 1990-1991 after a hold harmless provision for certain cities.

      PIPED NATURAL GAS EXCISE TAX. An excise tax is levied on piped natural gas and the tax rate is a declining block rate based on the number of therms of gas consumed in a month. The rate starts at 4.7(cent) for the first 200 therms received and declines to 0.3(cent) for the number of therms received in excess of 500,000. Municipalities receive quarterly distributions equal to one-half of the tax proceeds collected from customers within their jurisdiction during the previous calendar quarter.

      ALCOHOLIC BEVERAGE TAX. Liquor is sold in stores owned and operated by local ABC Boards where such stores are permitted by local governments. A tax at the rate of 25% of the sales price is levied by the State. Profits from operation of the stores are distributed to the county or municipality. Counties and municipalities where beer and wine are sold receive on a per capita basis an annual distribution of a percentage of the net amount of excise taxes collected on the sale of malt beverages and wine during the 12-month period ending March 31 each year. Local elections may be held on the question of permitting the sale of liquor by the drink by qualified restaurants and clubs. An additional tax of $20 per four liters is levied on liquor purchased by restaurants and clubs for resale as mixed beverages; $9 of the additional tax remains with the local jurisdiction, $10 is distributed to the General Fund and $1 is dedicated to the Department of Health and Human Services for alcohol or substance abuse rehabilitation.

      INSURANCE TAX. A tax is levied on insurance companies based on gross premiums from business in the State at the following rates: (a) 2.50% for workers' compensation; (b) 0.50% for hospital, medical and dental service corporations; (c) 1.9% for all other policies; (d) an additional 1.33% for fire and lightning coverage; and (e) an additional 0.5% for fire and lightning coverage within a fire district. Out-of-state insurers are also subject to a premium tax and must pay the higher of the rates that would apply to North Carolina insurers doing business in the home state or North Carolina tax rates. The rate for the regulatory charge, which is set annually, is currently set at 6.5% of the gross premiums tax liability.

      ESTATE TAX. The estate tax is a transfer tax on the estates of resident decedents and nonresident decedents owning real or tangible personal property or intangible personal property with tax situs in North Carolina, and that are subject to the Federal estate tax. The tax is equal to the credit for state death taxes allowed on the Federal estate tax return. Provisions are included for prorating the Federal credit for state death taxes among North Carolina and other states in which property owned by the decedent was located.

      TOBACCO PRODUCTS TAX. A 5(cent) tax is levied on each package of 20 cigarettes. Tobacco products other than cigarettes are subject to a tax of 2% of the wholesale price.

      OTHER TAXES. Other taxes levied for support of the General Fund include a gift tax, freight car tax and various privilege taxes.

      GENERAL FUND-NON-TAX REVENUE.

      INSTITUTIONAL AND DEPARTMENTAL RECEIPTS. The State receives various items of institutional and departmental receipts, which are deposited with the State Treasurer. The most important of these are fees, tuition payments and Federal funds collected by State agencies.

      DISPROPORTIONATE SHARE RECEIPTS ACCOUNT. In connection with the Medicaid program, the State receives disproportionate share payments from the Federal government for the State-owned hospitals that serve a disproportionate share of indigent patients. Each year, the General Assembly appropriates a specified amount of these payments as non-tax revenue, an amount equal to $100 million for Fiscal Year 2003-04. Any excess disproportionate share revenues received above those budgeted are reserved by the State for future appropriations.

      OTHER NON-TAX REVENUE. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State on investments of General Fund monies and revenues from the judicial branch. Various fees and other charges and receipts are also classified as "other non-tax revenue."

      HIGHWAY FUND AND HIGHWAY TRUST FUND. The State has approximately a 78,350-mile highway system. The maintenance and upkeep of the highway system absorbs a major portion of the State Highway Fund.

      Legislation creating North Carolina Highway Trust Fund was passed by the General Assembly in 1989. The legislation provides that revenues of the Highway Trust Fund will be generated by a 3% highway use tax on the retail value of motor vehicles purchased or titled in the State, 25% of all motor fuel tax revenues, increases in fees charged for the issuance of certificates of title, other fee increases, and all interest and income earned by the Highway Trust Fund. From the proceeds of the highway use tax, $170 million was transferred to the General Fund in each fiscal year 1992 through 2001. The amount of the transfer was increased by the General Assembly to $251.7 million for the 2001-2002 fiscal year and to $377.4 million for the 2002-2003 fiscal year, and thereafter is scheduled to be $250 million per year. Monies in the Highway Trust Fund are being used to construct a network of major multi-lane arterial highways to provide a high level of travel service throughout the State and to connect major population centers inside and outside the State. In addition, the Highway Trust Fund is being used to construct urban loops for seven major cities within the State and to pave 10,000 miles of unpaved secondary roads carrying 50 or more vehicles per day by 2010, and to pave all other unpaved secondary roads by 2016. A portion of the Highway Trust Fund is also being used to supplement the Powell Bill Program, which provides funds to municipalities for the maintenance of their streets.

      In November 1996, the State approved the issuance of $950 million of State general obligation Highway Bonds, $500 million to be used for urban loops, $300 million to be used for intrastate system projects and $150 million to be used for secondary highway system projects. $250 million of such bonds were issued in November 1997.

      MOTOR FUELS TAX. The tax on motor fuels in 17.5(cent) per gallon plus the greater of 3 1/2(cent) per gallon or 7% of the average wholesale price determined semiannually by the State and stated as cents per gallon. The tax rate based on the average wholesale price is 5.9(cent) per gallon through June 30, 2003, making the total combined rate 23.4(cent) per gallon. Refunds or exemptions are granted to the Federal government, State and local governments and selected non-profit organizations. An amount equal to collections from a 1/2(cent) tax rate is transferred to funds created to pay the cost of certain environmental cleanup programs, 75% of the remaining net collections are deposited in the Highway Fund or highway purposes; the balance is deposited in the Highway Trust Fund for road construction.

      HIGHWAY USE TAX. For the use of the highways, a tax of 3% is levied on the retail value of motor vehicles when purchased or titled in the State. Collections, along with the 3% portion of the tax on gross receipts from motor vehicle rentals, are deposited in the Highway Trust Fund.

      MOTOR VEHICLE LICENSE TAX. An annual license tax is levied at the rate of $20 per private passenger vehicle. The tax imposed on vehicles of common carriers of passengers and on property-hauling vehicles is based on weight. The tax on farm trucks is approximately one-half of the rate levied on private and contract haulers. Collections are deposited in the Highway Fund.

      NON-TAX REVENUE. The State places non-tax revenue from various sources in the Highway Fund. The most important source is Federal aid. Other sources are interest on the investment of Highway Fund monies and a gasoline inspection fee of 1/4(cent) per gallon. In addition, the Highway Trust Fund receives non-tax revenues generated by increases in fees charged for the issuance of certificates of title and other fees increases and all interest and income earned by the Highway Trust Fund. Interest earned on investments in the Highway Fund and Highway Trust Fund for Fiscal Year 2001-02 was $23.0 million and $41.7 million, respectively.

      The 2001-03 budget for the Department of Transportation ("DOT") totaled $6.3 billion, including $3.1 billion for 2001-02 and $3.2 billion for 2002-03. This represented a 12.3% increase in funding over the 1999-2001 biennium. Of those funds, 67.2% was distributed to the Highway Fund and 31.3% was distributed to the Highway Trust Fund. The DOT budgets for the 2003-05 biennium, funded from Highway Fund and Highway Trust Fund appropriations, total approximately $2.4 billion each year. Of that total, 1.4 billion (58.3%) is from Highway Fund appropriations, with the remaining $1.0 billion (41.7%) coming from the Highway Trust Fund. In addition to these funds, the DOT budget for each year also contains approximately $900 million in Federal funding, $11.0 million from the General Fund and $6.7 million in departmental receipts.

BALANCED BUDGET

      The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

      The Executive Budget Act, adopted in 1925, sets out the procedure by which the State's budget is adopted and administered, which also mandates the adoption of a balanced budget. State statutes provide that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made." The purpose and policy of such statute are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to prevent any such overdraft or deficit. Prior to taking any action to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission. The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

STATE BUDGET

      The total State budget is supported from four primary sources of funds:
(1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) Federal funds; and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 25% of the total State budget. The largest share of Federal funds is designated to support programs of the Department of Health and Human Services ("DHHS") such as income maintenance, vocational rehabilitation, and public health. The other major recipients of Federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

      Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 8% of the total State budget.

All funds presented to and reviewed by the General Assembly and as to which it takes dispositive action are considered "appropriated" or authorized by it.

GENERAL FUND

      2001-2003 BIENNIAL GENERAL FUND BUDGET. The General Fund budget for 2001-03 was enacted by the General Assembly during the 2001 session, with balanced budgets enacted for each fiscal year. Under the State's budgetary procedure, the Governor, as Director of the Budget, is responsible for administering the budget enacted by the General Assembly. On account of a significant revenue shortfall from the enacted Fiscal Year 2001-02 budget, the Governor was forced to make significant cuts in expenditures and reallocations of resources from the enacted budget. After reviewing the budget, the General Assembly enacted the revised budget for Fiscal Year 2002-2003 in September 2002.

      2002-2003 GENERAL FUND BUDGET AND COMMENTARY. The General Fund budget for Fiscal Year 2002-2003, as enacted by the General Assembly in its 2002 short session, was $14.35 billion. This amount represents a decrease of $431 million or 3% from the original budget passed in the 2001 session. In determining the General Fund revenue forecast for 2002-2003, a significant decision was made by the General Assembly to assume 0% growth in the underlying state economic base. This conservative assumption recognized the many uncertainties facing the North Carolina economy during 2002-2003, including the potential for further terrorist attacks and the unsteady United States financial markets. Actual General Fund "baseline" revenue collections under State tax laws as of January 1, 2002 are expected to increase by 2.3% in 2002-2003, reflecting the annualization of the revenue enhancements enacted in 2001.

      Baseline revenues alone were insufficient to continue essential State services. As a result, during the 2002 short session, the General Assembly enacted several General Fund enhancements for Fiscal Year 2002-2003, which totaled $866 million. The most significant component of the enhancements was the accelerated repeal of the local government reimbursements ($333 million), which were payments by the State to replace certain revenues lost by local governments in connection with the repeal by the State in prior years of certain taxes. Local governments were granted the authority to establish a one-half cent local option sales tax to replace the reimbursements. Also, the annual transfer from the Highway Trust Fund was increased from the historic $170 million by an additional $205 million for 2002-2003, of which $250 million is expected to be on a recurring basis. The State's tax laws were also charged to eliminate several tax preferences. Specifically, the General Assembly took steps to ensure that businesses organized as partnerships pay the franchise tax. The General Assembly also broadened and clarified the definition of business income to minimize the ability to multi-state corporations to avoid taxes on certain income.

      With respect to expenditures, the General Assembly reduced departmental expenditures by $763.3 million, of which $532.6 million were recurring and $230.7 million were nonrecurring. Expenditures for debt service as set forth in the original budget for the fiscal year were reduced by $97.5 million by taking into account certain investment earnings on bond proceeds that are available to pay interest and the savings resulting from the refunding and reamortization of certain of the State's general obligation debt in connection with the issuance of the $556,350,000 refunding bonds in December 2002. Also, based upon actuarial reports, it was determined that a contribution to the State employee retirement funds was not necessary in order for such funds to maintain their actuarial soundness. As a result, the $144.5 million retirement fund contribution schedules in the original budget were redirected to other uses.

      North Carolina's revenue shortfall for Fiscal Year 2002-03 was $243.5 million. The Governor, as Director of the Budget, is responsible for administering the budget enacted by the General Assembly and also insuring that the budget for the fiscal year remains balanced. In anticipation of this $243.5 million shortfall, the Governor provided reversion targets or spending reductions to each of the state agencies totaling approximately $360.5 million. While the fiscal year did not close out until late July 2003, the required reductions provided sufficient funds to cover the shortfall.

      2003-2005 BIENNIAL GENERAL FUND BUDGET AND COMMENTARY. The General Fund budget for Fiscal Year 2003-2004 was signed into law on June 30, 2003. The final budget is $14.775 billion for Fiscal Year 2003-04 and $15.505 billion for Fiscal Year 2004-05. Overall General Fund operating and capital appropriations would increase by 2.9% in 2003-04 from current year levels and 4.9% in 2004-05 from recommended 2003-04 levels.

      The majority of funding increases were in the education and human service areas. The budget provides full funding for enrollment increases in the University of North Carolina system ($46.6 million), private colleges and universities ($2.8 million), and the community college system ($32 million). The budget also provides approximately $177.8 million in funding for various public school programs and teachers. Additionally, the budget provides over $200 million in 2003-04 to support employee benefit programs including compensation for non-salaried teachers and funds to cover employee related health care costs. The budget provides additional funding for Health Choice ($12.2 million), which will allow all eligible children to receive health care insurance. Expansion funds are also provided for the Mental Health Trust Fund ($12.5 million) to facilitate the progress toward mental health reform and the ACCESS program ($1 million) to promote less expensive, preventive care to Medicaid recipients. The budget also provides funds to increase payments for foster care and adoption assistance ($3 million), as well as to establish additional child abuse and neglect investigation teams to help regulate childcare providers ($.6 million).

      The General Assembly directed the transfer on June 30, 2003 of $15 million from the unrestricted credit balance in 2002-03 to the Repairs and Renovations Reserve Account, to be applied to the repair and renovation of State and University facilities. The Fiscal Year 2003-04 budget also provides $27.6 million in direct appropriations to match Federal and local funds for water resources development projects and authorization was obtained to enter into financing agreements or special indebtedness for several other projects. The General Assembly also directed the transfer on June 30, 2003 of $150 million from the unrestricted credit balance in 2002-03 to replenish the Savings Reserve Account (Rainy Day Fund).

      In May 2003, the Jobs and Growth Tax Relief Reconciliation Act of 2003 was passed by President Bush, which contains a total of $20 billion in state fiscal relief to be divided equally between a flexible grant and an enhancement to the Federal medical assistance percentage for Medicaid for five calendar quarters. On June 6, 2003, North Carolina received $136.8 million. This amount represents the first of two equal flexible grant payments available to be expended for (1) essential government services or (2) financing unfunded Federal mandates. The second flexible grant is anticipated to be received October 1, 2003. The funds related to the increase in Federal Medicaid matching payments, however, have not been received, but are expected to total approximately $275 million and should be received during Federal Fiscal Year 2003 or 2004.

STATE INDEBTEDNESS

      The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

      The State is authorized by its Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State, however, has not borrowed in anticipation of taxes since fiscal year 1959-60.

      There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefor. Furthermore, no legislation has been enacted by the State that would authorize the issuance of any such bonds.

      The State has entered into an installment financing agreement in the aggregate principal amount of $17.5 million for the construction of facilities for the Wildlife Resource Commission and has entered into a lease purchase agreement in the aggregate principal amount of approximately $218.41 million for the acquisition of three correctional facilities. The installment financing agreement and the lease purchase agreement are payable from the State's General Fund, subject to annual appropriation from the General Assembly.

      On April 12, 2001, the State issued $9,905,000 Butner Water and Sewer System Revenue Bonds, Series 2001, of which $9.57 million is currently outstanding (the "Bonds") for the purpose of financing the construction and equipping of improvements to the water and sanitary sewer facilities owned and operated by the State and serving the Community of Butner and the Camp Butner Federal reservation, an unincorporated geographic area administered by the State through the Secretary of the DHHS. The Bonds are special obligations of the State and are secured solely by a pledge of the net receipts of the water and sewer system.

      Simultaneously with the issuance of the Bonds, the State entered into an interest rate swap agreement with Bank of America, N.A. ("Bank of America"), which expires on September 1, 2025 (being the final maturity date of the Bonds). Under this agreement, the State is obligated to pay Bank of America an annual fixed rate of 4.21%, based upon the outstanding principal amount of the Bonds, and Bank of America is obligated to pay the State 65% of the London Interbank Offered Rate ("LIBOR"), with respect to such outstanding principal amount. The State's obligations under such agreement are payable from the net revenues of the Butner Water and Sewer System.

      The State has also entered into a series of interest rate swap agreements, as follows:

     a. In connection with the $269,235,000 principal amount of the State's Variable Rate Bonds issued in December, 2002, the State entered into an interest rate swap agreement (the "Goldman Swap") with Goldman Sachs Mitsui Marine Derivative Products, L.P. ("Goldman") under which the State is obligated to pay Goldman each year 3.089% times the then-outstanding principal amount of the bonds, and Goldman is obligated to pay the State 64% of USD-LIBOR. The Goldman Swap extends to the final maturity of the bonds.

     b. In connection with the $230,635,000 principal amount of the State's Variable Rate Bonds issued in December 2002, the State entered into an interest rate swap agreement with Bank of America, N.A. ("Bank of America") under which the State is obligated to pay Bank of America each year 3.283% of the then-outstanding principal amount of the bonds, and Bank of America is obligated to pay the State 64% of USD-LIBOR.

     c. In connection with the $355,000,000 principal amount of the State's Variable Rate Bonds issued in May 2002, the State entered into an interest rate swap agreement with Citibank, N.A. ("Citibank") under which the State is obligated to pay Citibank each year 1.06% of the then-outstanding principal amount of the bonds, and Citibank is obligated to pay The BMA-Municipal Swap Index Rate for a term of two years ending on July 1, 2005, and extendable for one additional year at the option of Citibank.

      The State's obligations under such interest rate swap agreements are payable from the State's General Fund revenues. Each such interest rate swap agreement is subject to termination or yield adjustment in certain circumstances. Termination prior to the respective expiration dates of such agreements could result in the State being required to make unanticipated termination payments, which payments would be payable from the State's General Fund revenues and, under certain circumstances, could be substantial in amount. Neither the faith and credit nor the taxing power of the State is pledged for the payment of any amounts due under such interest rate swap agreements, including termination or yield adjustment payments.

      The State has approximately $3.053 billion of authorized but unissued general obligation bonds. The State anticipates that all or a large portion of these bonds will be issued from time to time over the next several years. Discussions are being held concerning a potential highway bond issue in Fiscal Year 2003-2004. Such highway bonds would be repaid by amounts collected for the Highway Trust Fund. The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State with respect to the financed projects, the State's financial condition at the time of the proposed issuance and capital market conditions.

Authorization was obtained from the General Assembly in 2003 to enter into a financing agreements or special indebtedness to provide for construction and repair of State facilities, including State buildings, hospitals, detention centers and prisons.

      The timing of these issues has not been determined; however, funds were provided in the 2003-05 budget for debt service for the $300 million of bonds for repair and renovation of State buildings.

LITIGATION

      The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

      HOKE COUNTY, ET AL. V. STATE OF NORTH CAROLINA (FORMERLY, LEANDRO, ET AL.
V. STATE OF NORTH CAROLINA AND STATE BOARD OF EDUCATION). On May 25, 1994, plaintiffs filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education.

      The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. On October 26, 2000 the trial court, as part of a three part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered Section Four of its judgment and directed the State to take such action as necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. Although a Notice of Appeal has again been filed, the State did not seek a stay of the order and has undertaken preliminary measures to respond to the Court's directive. The magnitude of State resources that may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million. The Supreme Court has accepted the case, and oral argument is scheduled for September 10, 2003.

      N.C. SCHOOL BOARDS ASSOCIATION, ET AL. V. RICHARD H. MOORE, STATE TREASURER, ET AL. On December 14, 1998, plaintiffs, including the county school boards of six counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the State Constitution must be paid to the schools. The court granted summary judgment to the plaintiffs on December 14, 2001. In the order, the court concluded that the funds in dispute are civil fines or penalties required by the State Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December 1995. The matter was scheduled for hearing in February 2003 before the North Carolina Court of Appeals. The amount in controversy in this litigation is approximately $84 million.

      SOUTHEAST COMPACT COMMISSION. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court has requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the Supreme Court accepted the original jurisdiction of the case and directed the State to file an answer. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

      STATE EMPLOYEES ASSOCIATION OF NORTH CAROLINA ("SEANC") V. STATE; STONE V. STATE. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the State Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed that dismissal on December 3, 2002. SEANC has filed a notice of appeal in the North Carolina Superior Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals. In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. The State has filed a motion to dismiss. The North Carolina Attorney General's Office believes that sound legal arguments support the state's defense of these cases.

      CABARRUS COUNTY V. TOLSON. On September 17, 2002, six counties and three municipalities filed suit against the Secretary of Revenue in North Carolina Superior Court, demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. Other counties, municipalities and some individuals have moved to be added as plaintiffs. The Governor, in the exercise of his constitutional responsibility to balance the state budget, withheld approximately $211 million designated by statute for payment to local governments. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action and has filed a motion to dismiss.

      GOLDSTON V. STATE OF NORTH CAROLINA. On November, 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action and has filed a motion to dismiss. Plaintiff's motion for a preliminary injunction was denied on February 5, 2003.

      STATE V. WATERFALL INVESTMENT GROUP, LLC. On October 24, 2000 the State filed an eminent domain proceeding against the defendants and deposited $12 million as its estimation of the value of 2,223 acres taken by the State. It is anticipated that defendant will attempt to present evidence of valuation in amounts as much as $34 million. Trial was set for August 2003.

      EDWARD N. RODMAN, ET AL. V. STATE OF NORTH CAROLINA, ET AL. On April 25, 2003, Edward N. Rodman and four other citizens filed suit in the Superior Court of Wake County against the State of North Carolina and the Secretary of Revenue challenging the constitutionality of applying the 2001 increase in the highest rate of North Carolina's State income tax to the 2001 tax year. An extension of time for answering or otherwise responding has been obtained. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a midyear tax increase violates the State and Federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. The North Carolina Attorney General's Office believes that sound legal arguments support the State's defense of this case.

      MEDICAL MUTUAL INSURANCE CORPORATION OF NORTH CAROLINA V. THE BOARD OF GOVERNORS OF THE UNIVERSITY OF NORTH CAROLINA AND ITS CONSTITUENT INSTITUTION, EAST CAROLINA UNIVERSITY, THE EAST CAROLINA UNIVERSITY SCHOOL OF MEDICINE, ET AL. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina ("MMI") filed this action in Wake County Superior Court against the Board of Governors of the University of North Carolina, East Carolina University Brody School of Medicine ("ECM"), and various doctors who are or might be defendants in actions or claims made covered by medical malpractice insurance policies ECM purchased for their benefit from MMI. MMI claims additional insurance premiums for medical malpractice policies provided for healthcare professionals employed at ECM. In 2002, in order to raise additional capital, MMI demanded that all policy holders purchase guaranteed capital shares under threat of termination or nonrenewal of policies. In the face of MMI's demand, ECM decided to purchase insurance for all but a handful of its healthcare professionals from another insurance company. In this lawsuit, MMI claims that ECM's decision not to purchase insurance for all its healthcare professionals from MMI triggered an obligation to pay a termination fee to MMI of approximately $26.7 million. ECM believes that MMI is not entitled to any further payments.



OHIO SERIES

      Economic activity in Ohio, as in other industrially-developed states, tends to be slightly more cyclical than in some other states and in the nation as a whole. The general revenue fund (the "GRF") biennial fund balance is reduced during less favorable national economic periods and then increases during more favorable economic periods. The State has and may continue to take certain actions during less favorable economic periods (such as currently) to ensure resource/expenditure balances, particularly in the GRF. None of those actions were or are currently being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

      Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2000, Ohio's economic output as measured by gross state product ("GSP") totaled $373 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($89 billion) and third in durable goods ($60 billion). As a percent of Ohio's 2000 GSP, manufacturing was responsible for 24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state with 2001 merchandise exports totaling $27 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 60% of the total.

      Payroll employment in Ohio, in a diversifying employment base, showed a steady upward trend until 1979, and then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 81% of all non-farm payroll workers in Ohio.

      With 14.8 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Ohio's 2000 crop production value of $2.86 billion represented 3.1% of the U.S. total value. Ohio ranks in the top five states in the production of soybeans, wheat, corn, tomatoes, eggs, swiss and cottage cheese, milk sherbet and mushrooms. In 2000, Ohio's agricultural sector output totaled $5.5 billion with agricultural exports estimated at a value of $1.1 billion.

      The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and ninth in coal production.


FISCAL MATTERS

      Consistent with the provision in the State Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. (The biennium for general capital appropriations purposes runs from July 1 in an even-numbered year to June 30 in the next even-numbered year.)

      The State Constitution requires the General Assembly to "provide for raising revenue, sufficient to defray the expenses of the [S]tate, for each year, and also a sufficient sum to pay the principal and interest as they become due on the [S]tate debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

      Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The fiscal biennium ended June 30, 2001, ended with a GRF fund balance of $219.4 million. The State also maintains a "rainy day" fund, the Budget Stabilization Fund (the "BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The BSF is generally maintained by transfer from the fiscal year GRF surplus, if any, in each fiscal year. Of the current BSF balance of $427,904,000, all but $62,255,000 has been committed.

      If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the then current fiscal year will in all probability be less than the appropriations for that fiscal year, he shall issue such orders to State agencies as will prevent their expenditures and incurred revenues from exceeding revenue receipts and balances. The Governor did implement this directive in some prior fiscal years and implemented it in both years of the last fiscal biennium.

      The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 through 2004, none of the monies is to be applied to existing operating programs of the State. There has been and is to be a use of a portion of settlement monies to assist in addressing the State's recent and current GRF revenue shortfall situation. Under current allocations, the main portion of the monies in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

      2000-01 BIENNIUM. The State's financial situation varied substantially in the 2000-01 biennium. The State ended the first fiscal year of the biennium with a GRF cash balance of $1.5 billion and fund balance of $855.8 million. A transfer of $49.2 million from the balance increased the BSF to approximately $1 billion (or 5% of GRF revenue for the preceding fiscal year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

      In the middle of 2001, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF monies. The reductions were implemented by the Office of Budget and Management ("OBM") prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

      In March 2001, new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million (representing the historical 0.5% year end cash flow allowance). The State ended Fiscal Year 2001 with a GRF fund balance of $219.4 million, making that transfer unnecessary.

      2002-03 BIENNIUM. Ongoing and rigorous consideration has been and continues to be given by the State to revenue and expenditures for the current biennium, primarily as a result of continuing economic conditions. Ongoing budgetary pressures have been and are primarily due to continuing lower than previously anticipated levels of receipts from certain major revenues sources.

      Prior consideration came in three general time frames - the June 2001 biennial appropriation act, then late fall and early winter 2001, and then late spring and summer 2002. Significant remedial steps have included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement monies previously earmarked for other purposes.

      The biennial GRF appropriations act, passed in June 2001, provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

      That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections: (1) transfer of up to $150 million from the BSF to the GRF for increased Medicaid costs; (2) an additional $10 million transfer from the BSF to an emergency purposes fund; and (3) transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

      The Ohio economy continues to be negatively affected by the national economic downturn and recent national and international events. In October 2001, OBM lowered its GRF revenue estimates. OBM projected a GRF budget shortfall for Fiscal Year 2002 of $709 million and of $763 million for Fiscal Year 2003.

      As a first step to achieving a positive GRF ending fund balance for the current fiscal year based on the OBM estimates, the Governor ordered reduced appropriations spending by most State agencies at an annual rate of 6%.

      In addition, legislation was enacted in December 2001 making budget adjustments, reducing appropriation spending authorizations, making tax-related changes and authorizing the State's participation in a multi-state lottery game.

      Continuing economic conditions, among other factors, caused OBM to project a GRF budget shortfall higher than the previously revised projections. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, such actions included legislation that provided for: (1) authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds to the GRF; (2) $50 million reduction in the Fiscal Year 2002 ending GRF balance (to $100 million from its previously budgeted level of $150 million); (3) increased cigarette tax by 31 cents per pack (to a total 55 cents a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003; (4) transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003 (that amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; monies for that purpose will instead be provided by way of $345 million in additionally authorized general obligations bonds); and (5) extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31,2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base (the combination was and is estimated by OBM to produce approximately $283 million in Fiscal Year 2003).

      Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior fiscal year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534.3 million) and from tobacco settlement monies ($289.6 million). The Fiscal Year 2002 ending BSF balance was $427.9 million, with all but $65.3 million already committed and appropriated to GRF use if needed in Fiscal Year 2003.

      On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by State agencies and departments, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and the General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by OBM in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all State office building rent, and ad volrem property tax relief payments (made to local taxing entities).

      Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40 million, OBM, in January 2003, announced an additional GRF shortfall of $720 million for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of Fiscal Year 2003 (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM: (1) a 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; (2) transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million); (3) a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million; (4) an additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million; and (5) a doubling of the current taxes on spirituous liquor and beer and wine to net an additional $18.7 million.

      The Governor proposed enactment of these legislative authorizations by March 1, 2003, in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor, beer and wine.

      OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65.3 million), would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, on March 25 the Governor ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess of food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations. The State ended the 2002-03 biennium with a GRF fund and cash balances of $52.34 million and $396.54 million, respectively, and a balance in the BSF of $180.705 million.

     2004-05 BIENNIUM.  The GRF apropriations  bill for the current biennium was passed by the General Assembly on June 19, 2003 and promptly signed by the Governor on June 26, 2003. The budget provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

      The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the budget including: (i) a 1(cent) increase in the State sales tax (to 6%) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year to which it applies; (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually; (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximatley $29 million annually; (iv) elimination of the sales tax exemption for WATS and 800 telecom sevices coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually; and (v) adjustments in the cororate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually. The budget also reflects the draw down during the biennium of an additional approximately $582 million of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003.

      CASH FLOW. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

      The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

      The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent fiscal years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Year 2003 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest end-of-month GRF cash flow deficiencies were $1.2 billion in 2001, $1.5 billion in 2002, and $1.6 billion in 2003. GRF cash flow deficiencies have been and are expected by OBM to remain within the projected TOF limitations.

STATE INDEBTEDNESS

      The Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 and to repel invasion, suppress insurrection or defend the State in war.

      From 1921 to present, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for three funding veterans' bonuses and one for coal technology research and development. The only such tax-supported debt currently authorized to be incurred is for highway, local infrastructure, coal development, natural resources, higher education, common schools and conservation purposes. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

      A 1999 Constitutional amendment provides a new annual debt service "cap" to future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority (the "OBA") and the State Treasurer, and previously by the Ohio Public Facilities Commission (the "OPFC"), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

      The State and its agencies have issued revenue bonds that are payable from revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

      In addition, the State Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those that have been issued by the OBA and certain obligations issued by the Treasurer of State. OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; the Department of Transportation ("ODOT") and the Department of Public Safety; juvenile detention facilities for the Department of Youth Services and other governmental entities; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation and Department of Natural Resources; Ohio Arts and Sports Facilities facilities; and school district computer technology and security facilities. The Treasurer (replacing OPFC for the purpose) issues obligations for mental health and parks and recreation purposes, and has issued obligations for certain elementary and secondary school facilities under lease.

      In recent years, State agencies also have participated in office and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of such certificates issued in connection with those agreements have varied and will continue to vary. OBM estimates the highest future fiscal year payments under those agreements, which are primarily made from GRF appropriations, under those agreements to be $4.6 million.


      In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. OBM estimates the highest future fiscal year payments under those current arrangements to be $62.4 million. In the event of any insufficiency in those anticipated Federal allocations, the ODOT director is obligated to request a discretionary General Assembly appropriation from other sources.

      A statewide economic development program assists in the financing of facilities for industry, commerce, research and distribution by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $300 million authorized to be outstanding at any one time (excluding bonds issued to meet guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. A 1996 issue of $168.7 million of taxable bonds refunded outstanding bonds and provided additional funds for the program. A 1998 issue of approximately $102 million of taxable forward purchase bonds were issued to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State is planning for a first issuance of $50 million in funds for technology innovation projects later this fiscal year. Pursuant to a 2000 Constitutional amendment, the State has issued a first series of $50 million of bonds for revitalization purposes that are also payable from State liquor profits. The highest future fiscal year debt service on all state bonds payable from State liquor profits is $23.6 million in 2008.

      Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Capital appropriations for the 2003-04 biennium provided for GRF-supported borrowings for various purposes.

      STATE EMPLOYEES AND RETIREMENT SYSTEMS. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Police and Fire Pension Fund ("PFPF") covers local safety forces.

      These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

      The State is required to make an employer contribution (based on a percent of salary) for each State employee who is an active member of a state retirement system. Currently, about 96% of State employees are members of PERS. The State's employer contributions to those systems totaled $676.6 million in the 2000-01 biennium, $776.1 million in the 2002-03 biennium and are estimated to be $796.9 million for the 2004-05 biennium. The State has also funded and continues to fund subsidies to the systems (most allocated to specific groups of retirants) to pay for new or additional benefits mandated by law and not otherwise funded. The aggregate subsidies were $52.5 million in the 2000-01 biennium, $52.7 million in the 2002-03 biennium and are appropriated at $54.5 million in the 2004-05 biennium.

      The State engages in employee collective bargaining with all of its 20 bargaining units and generally operates under three-year agreements.

      STATE MUNICIPALITIES. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

      A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

      The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions. There are currently nine municipalities and one township in fiscal emergency status and six municipalities in fiscal watch status.

LITIGATION

      The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

      Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the Constitutionality of the State's system of school funding and compliance with the Constitutional requirement that the State provide a "thorough and efficient system of common schools." On December 11, 2002, the Ohio Supreme Court, in a decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years. In its prior decisions, the Court had stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

      With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in the State.

      On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case. On May 16, 2003, the Supreme Court granted a writ prohibiting the conference and ordered the dismissal of the motion before the trial court. The plaintiffs recently announced their intention to appeal this case to the U.S. Supreme Court

      Litigation pending in the Ohio Court of Claims contests the Ohio Department of Job and Family Services ("OJFS"), formerly the Department of Human Services, former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. OJFS promulgated new eligibility rules effective January 1, 1996. OJFS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals rules in favor of OJFS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and has ordered notice be sent to members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with the Court.

PENNSYLVANIA SERIES

      The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

      Pennsylvania's agricultural industries are an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. In 2001, agribusiness and food related industries reached record export sales approaching $1 billion. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area.

      Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $4.5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 80 million tones of anthracite and bituminous coal, 181 billion cubic feet of natural gas, and about 1.4 million barrels of oil are extracted from Pennsylvania.

      In 2002, the population of Pennsylvania was 12.33 million.
Pennsylvania has a high proportion of persons between 45 and 65 years old relative to the nation or the Middle Atlantic Region. The Commonwealth is highly urbanized, with 79% of the 2002 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population.

      Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 7.1% in 1993. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region, but slightly higher than that of the United States. As of February 2003, Pennsylvania had a seasonally adjusted annual unemployment rate of 6.2%.

      Personal income in the Commonwealth for 2002 was $291.4 billion, an increase of 3.4% over the previous year. During the same period, national personal income increased at a rate of 3.3%. Based on these estimates, per capita income for 2002 is at $30,720 for the Commonwealth, compared to per capita income in the United States of $31,737.

DESCRIPTION OF FUNDS

      The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All such revenues are constitutionally required to be used for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, State Lottery and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund

      The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.

      The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by tobacco product manufacturers participating in the MSA. As of June 30, 2002, the Commonwealth had received approximately $1.2 billion in payments under the MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

      The Budget Stabilization Fund (replacing the Tax Stabilization Reserve Fund in 2002) is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. It is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. Legislation enacted with the adoption of the Fiscal Year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund for deposit to the fund during Fiscal Year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the Fiscal Year 2003 budget.

      The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.
In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

      Financial information for the principal operating funds is maintained on a budgetary basis of accounting for insuring compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

      Beginning with its GAAP basis financial statements for the fiscal year ended June 30, 2002, the Commonwealth has adopted several new accounting and reporting standards (collectively, the "New Standards"). Among other things, these New Standards required presentation of government-wide and fund financial statements that constitute basic financial statements and replace general-purpose financial statements reported under former standards. Government-wide financial statements are intended to portray the government "as a whole" while fund financial statements provide fund-specific information. Government-wide financial statements are intended to describe the total cost of providing governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year. As part of implementing the New Standards, effective July 1, 2001 the Commonwealth has reclassified and/or restated numerous fund balance amounts previously reported at June 30, 2001 and has reported governmental activities net assets at June 30, 2001. The New Standards also require providing supplementary information, including a Management's Discussion and Analysis of the financial statements. For Fiscal Year 2002 the Commonwealth also changed how functional expenditure categories are defined. All of these changes may hamper the comparability of GAAP basis financial information for Fiscal Year 2002 to financial reports for years prior to the implementation of the New Standards.

COMMONWEALTH REVENUES

      Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the 6% sales tax ($7.293 billion, 36.4% of General Fund revenues in Fiscal Year 2002), the 2.8% personal income tax ($7.139 billion, 35.6% of General Fund revenues in Fiscal Year 2002), the 9.99% corporate net income tax ($1.419 million, 7.1% of General Fund revenues in Fiscal Year
2002) and capital stock and franchise taxes ($913 million, 4.6% of General Fund revenues in Fiscal Year 2002), which in the aggregate produce over 86% of General Fund tax revenues.

      The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies' franchise tax. Together these taxes produce over 47% of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

     License and fee receipts in the General Fund for Fiscal Year 2002 totaled $90.4 million representing 0.5% of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2002 were $814.4 million, representing 41.7% of total Fiscal Year 2002 Motor License Fund Commonwealth revenues. A general increase in various fees and licenses was enacted in April 1997 and effective beginning with Fiscal Year 1998.

COMMONWEALTH EXPENDITURES

      In Fiscal Year 2002, expenditures from Commonwealth revenues for education purposes were just over $8.68 billion. The enacted budget for Fiscal Year 2003 includes over $8.965 billion in education funding, an increase of almost 3.2% over Fiscal Year 2002.

      The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. Public health and human service programs are the largest single component of combined Commonwealth and Federal spending in the Commonwealth's operating budget. Fiscal Year 2003 public health and human services expenditures are expected to be $20.0 billion. For Fiscal Year 2004, $20.0 billion has been appropriated for these purposes. Of the Fiscal Year 2004 expenditures, $7.3 billion will be from the General Fund. Federal funds will increase by $178.1 million while augmentations will decrease by $306.6 million for Fiscal Year 2004. The Fiscal Year 2004 budget also includes $430.3 million of receipts from the Tobacco Statement Fund that will be expended for health care.

      The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000 mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund and the Motor Vehicle Transaction Recovery Fund provide the remainder of funding for transportation programs.

      The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. A total of $508.7 million in Commonwealth revenues was expended from the General Fund and the State Lottery Fund for such purposes in Fiscal Year 2003, and $491.2 million is available for Fiscal Year 2004. In 1991, the Public Transportation Assistance Fund was created with dedicated sources of funding for mass transit systems. Funds totaling $174.3 million were budgeted from this fund in Fiscal Year 2003, and $190.5 million is budgeted for Fiscal Year 2004.

      Motor License Fund restricted revenues budgeted for highway construction purposes totaled $678.2 million in Fiscal Year 2003, and $696.2 million is available for Fiscal Year 2004. Combined Motor License Fund and restricted revenues expended for highway maintenance in Fiscal Year 2003 was $1.089 billion and $1.115 billion is available for Fiscal Year 2004. Support of highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues is budgeted at $282.6 million in Fiscal Year 2003, and $287.8 million is budgeted for Fiscal Year 2004.

      The Commonwealth's current aviation program funds the development of public airport facilities. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2003, $9.3 million was budgeted from the aviation-restricted account for such purposes, and $17.5 million is available for Fiscal Year 2004.

FINANCIAL PERFORMANCE

      RECENT DEVELOPMENTS. Through April 2003, slower than projected growth in the national economy has contributed to a shortfall of Commonwealth revenues in Fiscal Year 2003. Actual Commonwealth revenues through April 2003 were $361.2 million, or 2.0% below the budget estimate. Based on fiscal year actual revenues to-date and a revised economic forecast, the Fiscal Year 2003 General Fund Commonwealth revenues are now anticipated to be $735.8 million below budget estimates by the end of Fiscal Year 2003. The Governor has taken action to reduce current fiscal year expenditures and has proposed other actions to maintain an unappropriated surplus balance at fiscal year-end.

      FINANCIAL RESULTS FOR GOVERNMENTAL FUND TYPES RECENT FISCAL YEARS (GAAP BASIS). During Fiscal Year 2002, the overall financial position (net assets) of the Commonwealth, including both governmental and business-type activities, deteriorated by $0.2 billion from $20.6 billion at June 30, 2001 to $20.4 billion at June 30, 2002. This represents less than 1.0% of total beginning net assets. For all governmental activities, the net increase in net assets was $0.5 million or 2.5% of beginning net assets of $16.4 billion. Total governmental assets were $30.5 billion and liabilities were $13.6 billion at June 30, 2002, leaving governmental assets of $16.9 billion.

      The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth's governmental funds (the General Fund, the Motor License Fund and the Tobacco Settlement Fund are major governmental funds) as of June 30, 2002 were $12.878 billion. Liabilities for the same date totaled $6.030 billion, leaving a fund balance of $6.258 billion, a decline of $621.8 million from the fund balance at June 30, 2001, as restated. The fund balance for the General Fund declined $1.583 million, of which $853.9 million represents a transfer of tobacco settlement payments to the newly created Tobacco Settlement Fund (also a governmental fund). The remaining decline of the General Fund balance was due to Fiscal Year 2002 expenditures and net transfers exceeding revenues during the fiscal year.

      GENERAL FUND FINANCIAL RESULTS FOR RECENT FISCAL YEARS (GAAP BASIS). During the five year period from Fiscal Year 1998 through Fiscal Year 2002, revenues and other sources increased by an average 4.7% annually. Tax revenues during this same period increased by an annual average of 2.1%. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for Fiscal Year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in Fiscal Year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from the Tobacco Settlement Fund, and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the Fiscal Years 1998 through year 2002 period rose at an average annual rate of 6.5%.

      The fund balance at June 30, 2002 totaled $2.902 billion, a decrease of $1.583 billion over the balance at June 30, 2001. The Fiscal Year 2002 year-end unreserved-undesignated balance of $1.483 billion is $41.5 million below the amount recorded for Fiscal Year 2001.

      GENERAL FUND FISCAL YEAR 2001 FINANCIAL RESULTS (GAAP BASIS). For Fiscal Year 2001 assets increased $454.2 million, a 5.9% increase over Fiscal Year 2000 to $8.183 billion, primarily due to higher amount of funds in investments. Liabilities also rose during Fiscal Year 2001, increasing $232.9 million to $3.698 billion. The increase of assets over liabilities for Fiscal Year 2000 caused the fund balance to increase by $221.3 million to $4.485 billion as of June 30, 2001.

      Revenues and other sources for Fiscal Year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce a $221.3 million increase in fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year to $1.525 billion.

      GENERAL FUND FISCAL YEAR 2001 FINANCIAL RESULTS (BUDGETARY BASIS). For Fiscal Year 2001, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and including intergovernmental transfer transaction contributions, totaled $19.966 billion against Commonwealth revenues, net of tax refund and rebate reserves, of $19.691 billion. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

      Commonwealth revenues (prior to reserves for tax refunds) totaled $20.562 billion, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over Fiscal Year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Reserves for tax refunds in Fiscal Year 2001 were $870 million, an increase of 6.7% over Fiscal Year 2000 reserves.

      GENERAL FUND FISCAL YEAR 2002 FINANCIAL RESULTS (GAAP BASIS). At June 30, 2002, the General Fund reported a fund balance of $2.902 billion, a decrease of $1.583 billion from the reported $4.485 billion fund balance at June 30, 2001. On a net basis, total assets decreased by $490.3 million to $7.693 billion. Cash and investments decreased due to a decline in tax revenues; and, receivables increased because of a mandatory change in how taxes receivable are financially reported. Liabilities increased by $1.092 billion to $4.791 billion largely because a mandatory offsetting change in deferred revenues related to how taxes receivable are reported.

      The slowing national economy led to lower tax revenue collections during Fiscal Year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during Fiscal Year 2002.

      The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year, which included the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $515 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $41.5 million. During the fiscal year, total fund balance reservations decreased principally because of legislation closing the former Tax Stabilization Reserve Fund. On a net basis, fund balance designations declined by $455.2 million because prior year receipts from the Tobacco Master Settlement Agreement and related investment income totaling $851.4 million through June 30, 2001 were previously reported as a General Fund balance designation at June 30, 2001; those amounts were transferred to the newly-established Tobacco Settlement Fund during Fiscal Year 2002. General Fund balance designations increased because of a new $300 million designation for the newly established Budget Stabilization Reserve Fund. Other fund balance designations increased by $96.2 million on a net basis during the fiscal year, principally a $78.7 million increase for group medical and life insurance, an $8.2 million increase for a judicial computer system and a $9.2 million increase for agency construction projects.

      GENERAL FUND FISCAL YEAR 2002 FINANCIAL RESULTS (BUDGETARY BASIS). Largely due to the effects of the national recession on tax and other receipts, actual Fiscal Year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total Fiscal Year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19.642 billion. Actual expenditures from Fiscal Year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20.874 billion. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1.038 billion balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

      Commonwealth tax revenues for the fiscal year declined 2.6% from Fiscal Year 2001 tax receipts, the first year over year decrease in tax receipts since Fiscal Year 1962, largely due to the national economic recession during Fiscal Year 2002. Most major tax categories experienced collections below their budget estimates. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Within sales tax receipts, taxes on the sale or lease of motor vehicles were above estimate by 8.0% and non-motor vehicle sales tax receipts were 2.3% below estimate. Personal income tax receipts were $738.7 million (9.4%) below estimate as non-withholding receipts were 21.9% below estimate and withholding collections were 5.1% below estimate. Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for Fiscal Year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

      Reserves for tax refunds in Fiscal Year 2002 were $967.2 million, an increase of 11.2% over Fiscal Year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of Fiscal Year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

      Expenditures of Commonwealth revenues during Fiscal Year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20.874 billion, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during Fiscal Year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The Fiscal Year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in Fiscal Year 2002 compared to $248.4 million in Fiscal Year 2001.

      GENERAL FUND FISCAL YEAR 2003 BUDGET (BUDGETARY BASIS). The enacted budget for Fiscal Year 2003 was based on an estimated 1.8% increase for Commonwealth revenues before accounting for any changes in tax and revenue provisions. After adjustments for various tax rate and tax base changes and special fund transfers and non-tax revenue changes enacted for the Fiscal Year 2003 budget, total Commonwealth revenues were projected to increase by 8.7% over Fiscal Year 2002 actual receipts and total $21.812 billion. The tax revenue component of Commonwealth revenues was estimated to rise 7.3% above Fiscal Year 2002 receipts. Approximately two-thirds of this expected increase in tax revenues is due to the various tax rate and tax base changes enacted for the Fiscal Year 2003 budget. The major components to the tax revisions enacted for Fiscal Year 2003 were an increase to the cigarette tax of $0.69 per pack to $1.00 per pack, expected to produce a net increase of $585 million; disallowing for state tax purposes the bonus depreciation expenses provided by the federal Job Creation and Worker Assistance Act, expected to provide $350.1 million in increased revenues in Fiscal Year 2003; and a partial deferral of the phase-out of the capital stock and franchise tax, changing the scheduled reduction from a one mill reduction in tax years beginning in each of 2002 and 2003 to a one-quarter mill reduction in each of those two years, anticipated to produce an estimated $136.4 million in additional revenues for the fiscal year. Other tax revisions and revenue enhancement items enacted for the budget are estimated to produce $467.0 million in additional revenues. Of this amount $197.6 million is due to changes in the law specifying when unclaimed property is to be escheated to the Commonwealth and $158 million represents transfers from special funds, neither of which are anticipated to reoccur in future fiscal years.

      The Fiscal Year 2003 budget estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 3.9% rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipated that economic growth would recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation was expected to be low for Fiscal Year 2003, and unemployment levels were believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate.

      The enacted Fiscal Year 2003 budget provided $20.714 billion of appropriations from Commonwealth revenues, a 0.4% decrease from Fiscal Year 2002 appropriations. In addition, $300 million had been appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund, but such transfer was subsequently rescinded. Major areas receiving funding increases in the Fiscal Year 2003 enacted budget included basic education and corrections. The enacted Fiscal Year 2003 budget provided for a substantial increase in expenditures supported through sources other than Commonwealth revenues. The budget included $844.6 million of funding for medical assistance expenditures through intergovernmental transfers, a higher amount than the $549.6 million budgeted in Fiscal Year 2002. Under these intergovernmental transfer transactions certain county governments contribute funds as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for the Commonwealth to use these country contributions to pooling transactions to match additional Federal funds will be limited beyond Fiscal Year 2010. Other expenditures normally funded from Commonwealth revenue appropriations, but which for Fiscal Year 2003 are funded elsewhere include $380.5 million of debt service payments that are being paid from other funds, including a May 2002 refunding bond issued by the Pennsylvania Industrial Development Authority and $198.5 million of long-term care costs that will be paid from Tobacco Settlement Fund revenues.

      Economic growth in the nation and the Commonwealth has not achieved the projections used to estimate Fiscal Year 2003 revenues. Consequently, actual Commonwealth revenues for the fiscal year-to-date through April 2003 are $361.2 million below estimate for that period, a shortfall of 2%. Corporate taxes are $128.1 million below estimate, a 3.7% shortfall to the year-to-date estimate. Sales tax revenues are $18.6 million estimate through April 2003. Personal income tax receipts are $216.9 million below estimate for the period, a shortfall of 3.5%. Through April, the Commonwealth's non-tax revenues are $9.4 million above estimate, or 1.7%. Recent forecasts for the national economy expect slower economic growth rates for the balance of Fiscal Year 2003 than was used for the Fiscal Year 2003 revenue estimates. The Commonwealth now anticipates, based on these revised forecasts, that Commonwealth revenues may be $735.8 million below budget estimates, a 3.4% reduction from the official budget estimate for the fiscal year.

      Responding to slower than anticipated growth in the national economy and Commonwealth revenues, the Governor has directed $387.3 million of Fiscal Year 2003 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. In additional to the appropriated funds place in budgetary reserve, the Commonwealth estimates that $113.5 million in various appropriation lapses will also be available to offset revenue shortfalls or to support supplemental appropriations currently estimated at $16.7 million. The budgetary actions ordered or proposed by the Governor are intended to allow the Commonwealth to end the fiscal year on June 30, 2003 with no deficit, based on current revised revenue and expenditure projections. Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.

      PROPOSED GENERAL FUND FISCAL YEAR 2004 BUDGET. The Governor proposed a Fiscal Year 2004 budget to the General Assembly in March 2003. The proposed budget recommended appropriations totaling $22.6 billion of Commonwealth revenues against estimated current law revenues and proposed revenue measures, net of tax refunds of $22.6 billion. The Governor's proposed budget includes $2.8 billion of tax, fee and other revenue increases requiring legislative approval, including the transfer of the expected $330 million balance in the Tobacco Settlement Fund reserve account to the General Fund.

      The Governor also proposed two major program expansions. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth, increasing the Commonwealth's subsidy of local public school costs to 50% of total costs in aggregate. Proposed program funding is from taxes realized from the legalization of slot machines at racetracks in the state, an increase in the Commonwealth personal income tax of 0.65% and other tax rate and fee increases. In addition to the 0.65% increase in the personal income tax rate proposed for education, the Governor has proposed an additional 0.3% increase to the tax rate in support for general budget expenses. Together, the proposed tax rate increases would raise the personal income tax rate to 3.75% effective as of July 1, 2003.

      The Governor has also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects directed at blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $1.5 billion of debt issued over more than three fiscal years.

      The General Assembly has enacted portions of the Governor's budget proposal but has not yet approved any of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions requested by the Governor. The Governor's remaining proposals are now being considered by the General Assembly. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurances that the budget, as proposed by the Governor, will be enacted into law.

      MOTOR LICENSE FUND FISCAL YEARS 2003 AND 2004. Fiscal Year estimates of Commonwealth revenues to the Motor License Fund have been revised downward by $24 million to $2.005 billion, to an increase of 2.6% over actual Fiscal Year 2002 revenues. Liquid fuels taxes and license and fee revenues are estimated to grow by approximately 1.7% while other revenue receipts, namely earnings on investments, are estimated to rebound from prior years' declines. Appropriations of Commonwealth revenues in the adopted budget total $2.059 billion. This amount represents an increase of 0.8% over expenditures in Fiscal Year 2002 and represents a planned $31.9 million draw down of the $56.4 million fiscal year beginning balance.

      The enacted budget for Fiscal Year 2003 provided for $2.048 billion of appropriations from Commonwealth funds, $10.7 million (0.5%) below the appropriated amount for Fiscal Year 2003. Revenues from Commonwealth funds of the Motor License Fund are estimated to be $2.048 billion, an increase of $21.2 million over expected revenues during Fiscal Year 2003, an increase of 1.0%. The budget projects the maintenance of a $10.5 million balance at fiscal year-end. Through April 2003, Commonwealth revenues deposited in the Motor License Fund have totaled $1.80 billion, $27.9 million below the fiscal year-to-date estimate.

      STATE LOTTERY FUND FISCAL YEARS 2003 AND 2004. The most recent budget projections show a 13.8% increase in gross ticket sales and total net revenues of $1.112 billion with most of the increase expected to come from the Commonwealth's participation in the multi-state Powerball game administered by the Multi-State Lottery Association. Budgeted expenditures of $1.186 billion are 11.9% above Fiscal Year 2002 expenditures. The excess of budgeted expenditures over estimated revenues is to be funded by a partial draw down in the unappropriated fund balance and reserve. Appropriation lapses are estimated to be $42.3 million that contribute to a $181.6 million fiscal year-ending balance (including $100 million in reserves). The Governor's proposed Fiscal Year 2004 budget anticipates a 7.6% increase in revenues from lottery sources, including the state's participation in the multi-year Powerball game. Appropriations totaling $1.2 billion were recommended. The fiscal year-end balance and reserve is projected to total $216.5 million.

OUTSTANDING COMMONWEALTH INDEBTEDNESS

      The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Net outstanding general obligation debt totaled $6.060 billion at June 30, 2002, a net increase of $643.1 million from June 30, 2001. Nearly 20% of this increase is attributable to a $116.3 million decline in sinking fund balances during the fiscal year. By using balances to pay debt service, Fiscal Year 2002 debt service appropriation amounts from the General Fund were reduced. Over the 10-year period ended June 30, 2002, total net outstanding general obligation debt increased at an annual rate of 2.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8%.

      When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The Fiscal Year 2003 budget does not anticipate issuing tax anticipation notes. Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes. No bond anticipation notes are outstanding.

      Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2002:
Delaware River Joint Toll Bridge Commission ($76.6 million), Delaware River Port Authority ($1.325 billion), Pennsylvania Economic Development Financing Authority ($1.576 billion), Pennsylvania Energy Development Authority ($65.8 million), Pennsylvania Higher Education Assistance Agency ($3.419 billion), Pennsylvania Higher Educational Facilities Authority ($3.968 billion), Pennsylvania Industrial Development Authority ($556.6 million), Pennsylvania Infrastructure Investment Authority ($171.6 million), Pennsylvania Turnpike Commission ($2.139 billion), and the State Public School Building Authority ($523.9 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2.975 billion of revenue bonds outstanding as of June 30, 2002).

      General obligation bonds of the Commonwealth are rated "AA" by S&P, "Aa2" by Moody's, and "AA" by Fitch. The ratings reflect only the views of the rating agencies.

      The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002. PICA had $840.6 million in special tax revenue bonds outstanding as of June 30, 2002. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

LITIGATION

      Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

      In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2003 is $20.0 million.

      POWELL V. RIDGE. In 1998, a suit was filed on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth's formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The plaintiffs seek a declaration that the Commonwealth's funding practices and policies discriminate against minority students in violation of Federal law.

      Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the Appeals and U.S. Supreme courts decided other cases that likely would directly affect the plaintiffs' claims. Those decisions have now been issued and make clear that the plaintiffs' claims, as currently pled, are not viable.

      COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA. In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

      The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The INTERIM REPORT OF THE MASTER recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 1999-12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

      PPG INDUSTRIES, INC. V. COMMONWEALTH OF PENNSYLVANIA. By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax.
Further the Court directed the Commonwealth must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKession v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. During the course of this litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

      PPG filed with the court a petition for reconsideration of its November 30, 2001 Opinion and Order which the Court denied by order dated February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002 appears to be revenue neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount and those appeals remain pending.

      UNISYS CORPORATION V. COMMONWEALTH. Taxpayer challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The case was argued before the Commonwealth Court, which issued its decision on March 8, 1999 sustaining the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding the Commonwealth Court and upholding the Commonwealth's statutory apportionment formula. Unisys filed an application for re-argument, which was denied. Unisys filed a petition for certiorari to the United States Supreme Court. The Commonwealth is awaiting the Court's decision.

      NORTHBROOK LIFE INSURANCE CO. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

      The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 which establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

      The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

TEXAS SERIES

      The State was identified in the last century with agriculture and ranching, and through much of this century it has been identified with the oil and gas industry. But the rapid growth of service-producing industries and high technology manufacturing over the last two decades has left a diversified Texas economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State's high technology industry. As recent as 2002, high technology industries, which account for 8.7% of the Texas gross State product, comprised a slightly larger segment of the Texas economy than oil and gas-related mining and manufacturing.

      Over the past ten years, Texas added more jobs than any other state (1.6 million), accounting 9% of the nation's total job growth. Until 2001, the State's unemployment rate fell every year since 1992, when it averaged 7.7%. In December 2000, the moving average unemployment rate dipped to its lowest point since 1974, at 3.7%. Since December 2000, the unemployment rate has risen to 6.6% in February 2003. Even with the addition of nearly 1.8 million jobs since 1992 and the upturn of unemployment in recent months, there are 17,100 fewer Texans unemployed today that there were ten years ago.

      The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services. Texas' goods industries--manufacturing, construction, and mining--have experienced a net loss of jobs. Over the past two years, construction employment has slowed to a flat annual growth rate after enjoying a robust 5.1% annual growth rate through the 1990's. Manufacturing has been affected by weak domestic and international markets, as well as an economic recession, to lose 40,600 jobs over the past year ending February 2003.

      For every three dollars of manufacturing production in Texas in 1993, there were five in 2000, even after adjusting for inflation. Statewide employment in the industry totaled just over 900,000 in February 2003, and gross state product in manufacturing stands at an estimated $96.5 billion. Only a few manufacturing sectors, food, transportation, equipment, and aerospace, experienced modest job gains over the last twelve months ending February 2003. The largest losses were in computers and electronics losing a net 16,400 jobs, for a 11.9% decrease, and fabricated metals down 9,200, or 8%. The loss in computers and electronics alone accounted for nearly 43% of the State's lost manufacturing jobs over the past year.

      Over most of the past three years educational and health services has been the State's fastest growing source of jobs among major Texas industries and added the greatest number of jobs, followed by government, leisure and hospitality services, and financial activities. Construction, a long time leader in job growth, was flat over the past three years. After leading the nation in the rate of housing permits during much of 1998, the number of housing starts has gradually cooled, from nearly 157,000 in 1998 to 150,000 in 2001. Higher mortgage rates dampened housing starts by 5% in 1999 and another 1% in 2000, particularly in multi-family housing construction, but today's lower mortgage rates again will keep the industry healthy.

      Government generally grows more slowly than the overall economy, but actually added more than 30,000 jobs from February 2002 to February 2003. Through the 1990s, Federal government employment shrank in response to defense cutbacks, but most of this has run its course. Because of the "hiccup" created in 2000 as enumerators were hired to conduct the decennial population census, Federal jobs in the State increased for the first year since the 1990 census. Federal government employment statewide posted a 0.7% gain for the year ended February 2003. State government added 1.3%, and local government grew by 2.3%.

STATE FINANCES

      2000-01 BUDGET. When the 76th Legislature convened on January 12, 1999, the State Comptroller had already estimated a $4.4 billion surplus for the 1998-99 budget period. The estimated surplus included $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. An additional $0.6 billion in settlement proceeds was projected for the 2000-01 fiscal period, reflecting cigarette volume adjustments specified in the settlement. Legislation enacted subsequent to the settlement capitalized $1.5 billion in permanent state endowment funds to benefit medical research, health education, public health, nursing and treatment programs at Texas universities.

      Driven by a healthy state economy, 2000-01 projected available revenues allowed the State Legislature to adopt a balanced budget without increasing current tax rates and still provide $506 million in State sales and franchise tax reductions. In addition, the State Legislature adopted Senate Bill 4 which allocated approximately $1.3 billion to local school districts for property tax relief and provided for a $3,000 per year pay raise for all Texas public school teachers. The 2000-01 all funds budget totaled $98.2 billion. The all funds budget represented an 11.0% increase over the 1998-99 biennium. The General Provisions of the budget included a $100 per month salary increase for State employees. Over 45% of the increase in all funds appropriations were specifically earmarked for allocations to local school districts to fund public education and provide local property tax relief.
The 2000-01 General Revenue and General Revenue-Dedicated Funds budget totaled $61.5 billion for the 2000-01 biennium, an increase of 13.4% over the previous biennium. Subsequently, the 77th Legislature passed an emergency appropriations bill for fiscal year 2001. The supplemental appropriations were earmarked for Medicaid, prison capacity, and prison personnel career ladder adjustments.

      2002-03 BUDGET. The 77th Legislature convened on January 9, 2001, with an estimated $2.9 billion surplus from the current 2000-01 biennium. The major budget issues facing the Legislature included increasing costs and rising caseloads associated with the Medicaid program, creating and funding a statewide health insurance program for teachers and other public school employees, and providing for a State employee pay raise. Before the Legislature adjourned on May 28, 2001, a General Appropriations Act (Senate Bill 1) was adopted that provided a $4.3 billion increase for the Medicaid program, $1.24 billion for a school district health insurance program beginning in fiscal 2003, and funded a 4% ($100 minimum) pay raise for all State employees. The 2002-03 appropriations from all-funds, including other miscellaneous appropriation bills, totaled $114.1 billion, an increase of $12.2 billion, 12.0% over the previous biennium. Legislation appropriated $66.9 billion in General Revenue and General Revenue-Dedicated Funds, an increase of 10.2% over the previous biennium. Federal Funds increased by $5.1 billion, or 17.3% over the previous biennium, primarily to help cover the rising cost of Medicaid. The Comptroller certified the budget was within available revenues, and the Governor signed the bill on June 17, 2001.

      On January 13, 2003 the Comptroller revised her estimate for the 2002-03 fiscal biennium. The balance available for general purposes at the close of the 2002-03 biennium is expected to be negative $1.8 billion, absent any legislative action to remedy the imbalance, as the anticipated growth has not materialized.

      2004-05 BUDGET.  The 78th Legislature convened on January 14, 2003.
The Comptroller estimates that $7.4 billion less than the amount appropriated for 2002-03 will be available to the 78th Legislature for general purposes, including the effect of the estimated $1.8 billion negative balance. All totaled, the State will have $54.1 billion in funds available for general-purpose spending.

      OIL AND GAS. The State economy and the oil and gas industry have been historically linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into economic booms that countered trends in the national economy. By 1981, the oil and gas industry comprised nearly 26% of Texas' gross State product. In 1986, a crash in oil prices caused economic turmoil but spawned rapid diversification in the State economy, and the shrunken importance of oil and gas has made the State's economy more similar to the nation's economy. Still, at 8.8% of the State's gross State product today, oil and gas remains about four times as important in the State's economic mix as nationally.

      FINANCIAL INSTITUTIONS. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets in recent years have mostly been positive. After two decades of shifting fortunes, the Texas banking industry is enjoying relative stability and healthy returns on assets. Over the past few years, Texas banks reduced or curtailed unnecessary expenses, improved efficiency, enjoyed reduced deposit insurance premiums, and have taken advantage of healthy growth in the State economy to enjoy more than a decade of profitability. Recent tightening, as a result of slower growth in the State economy, is now evident. The percent of Texas commercial banks with earning gains has risen to 65.0%, compared to 46.2% a year earlier. The average return on equity rose at a healthy 13.5% during the fourth quarter of 2002, and the return on assets was 1.3%. Net interest margins of 4.5% on December 31, 2002 were relatively large, compared to a national average of 4.1%. Total deposits have recently risen in Texas after falling in part because consolidations shifted the count of deposits from one state to another and partly because consumers have taken advantage of new options for their savings and investments. Texas' total deposits stood at $129.1 billion on December 31, 2002, compared to $120.9 billion a year earlier.

      The Federal Deposit Insurance Corporation reported that 6.1% of Texas' commercial banks were unprofitable on December 31, 2002, below the nationwide percentage of 6.2%. Of those with assets over $100 million, only 1.5% of the State's commercial banks were unprofitable, compared to 2.4% nationwide.
Bank failures, which peaked at 134 in 1989, are rare today.

      A consolidation of banks and other financial institutions is ongoing, with the process hastened by the expense of forgoing into electronic banking. As a result of a trend toward larger banks with multiple branches, Texas had 669 operating commercial banks on December 31, 2002, down from a peak of nearly 2,000 in 1986. Since 1986, the number of bank branch locations has risen from 421 to over 3,200. It is expected that the number of banking organizations in the State will continue to shrink, although the number of branch locations will continue to rise. Statewide employment in depository institutions increased to 122,800 in February of 2003, up by 5,300 jobs over the past five years.

      The trend toward consolidations has been even more prevalent in the savings and loan industry. After the real estate debacle of the 1980s, thrift institutions were saddled with mountains of foreclosed property worth less than the original loan values. Texas had 273 savings and loans in 1984, but most of the State's thrifts lost money each year from 1986 through 1991 and the majority of them closed their doors. Texas had only 46 savings and loan institutions in operation on December 31, 2002, only 3.1% of the nation's total. Generally larger than the national average, Texas savings institutions accounted for 6.2% of the net income earned by savings institutions nationwide.

      Similar to banks, profits at savings institutions have been healthy since 1991. As with commercial banks, savings institutions experienced similar gains in 2002. Loans increased by 8.5% from December 2001 to December 2002. Total assets rose from $54.7 billion on December 31, 2001 to $59.5 billion on December 31, 2002. Total loans have risen from $33.2 billion in 2001 to $36.3 billion in 2002. Total deposits in Texas' savings institutions stood at $33.3 billion on December 31, 2002, having risen about 7.2% over the past year, while the percentage of institutions with earnings gains rose steadily. Texas savings institutions' return on assets and equity exceeded the national averages during the fourth quarter of 2002.

      PROPERTY VALUES. The total value of real and personal taxable property in Texas posted its highest annual gain since 1985, with a very strong 11.1% growth reaching $960.4 billion as of January 1, 2000, according to records maintained by the Comptroller's Property Tax Division. This is the ninth consecutive year total value rose following year-to-year value declines stretching back into the mid-1980s. The growth of Texas' property tax base would have been even stronger since 1995, but on a comparable basis an additional $10,000 homestead exemption authorized Statewide reduced the tax base by $40.3 billion relative to these earlier years.

      Property value increases were broad-based with all but one category of real property posting some increases from 2000 to 2001. Both single family and multi-family residential property sectors posted substantial gains in 2001. The market value of single family residential property reached $495.3 billion, up 11.4% from 2000 levels. The market value of multi-family residential property grew 9.3% in 2001 over 2000 levels to reach $50.5 billion.

      The value of commercial and industrial real estate rose strongly from 2000 to 2001, reaching $234.4 billion to post a 9.2% growth rate. Commercial and industrial personal property grew by 10.3% to reach $142.0 billion. The only property category declining in value from 2000 was utility property, falling 3.7% to $39.1 billion.

STATE INDEBTEDNESS

      Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (1) debt created to supply casual deficiencies in revenues which do not total more than $200,000 at any time and (2) debt to repel invasion, suppress insurrection, defend the State in war or pay existing debt. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Constitution. Short term obligations, such as the Tax and Revenue Anticipation Notes issued by the State Comptroller, which mature within the biennium budget period in which they were issued, are not deemed to be debt within the meaning of the State Constitutional prohibition.

      At various times, State voters, by Constitutional amendment, have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases the Constitutional amendments are self-operating and the debt may be issued without specific legislative action.

      The Texas Constitution prohibits the Legislature from authorizing additional State debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of fiscal year 2001, the State's debt service ratio was 1.90% compared to 2.03% in 2000. Although not specifically a debt issue, on November 4, 1997 voters passed a proposition to extend the State's full faith and credit to the Texas Tomorrow Fund and established the Fund as a constitutionally protected fund. The Texas Tomorrow fund is dedicated to the prepayment of higher education tuition and fees.

      LIMITATIONS ON TAXING POWERS. The State Constitution prohibits the State from levying ad valorem taxes on property. The Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists.
The Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

LITIGATION

      The State is a party to various legal proceedings relating to its operations and governmental functions. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General as to the existence and legal status of such proceedings, none of such proceedings, except for those discussed below, if finally decided adversely to the State, would have a materially adverse effect on the long term financial condition of the State.

      FREW V. GILBERT. The District Court granted a motion to enforce certain provisions of a consent decree between Plaintiffs and the State. The U.S. Court of Appeals for the 5th Circuit found that the District Court lacked subject matter jurisdiction and agreed with the State's position that it was immune from suit under the U.S. Constitution. Plaintiffs petitioned for certiorari with the United States Supreme Court, which will hear oral argument in October 2003.

      WEST ORANGE-COVE CONSOLIDATED ISD, ET AL. V. JIM NELSON, TEXAS COMMISSIONER OF EDUCATION, TEXAS EDUCATION AGENCY, ET AL. This is a school finance litigation case, and at issue is whether the $1.50 cap on the school districts' maintenance and operations taxes creates an unconstitutional state property tax. The District Court dismissed the case on July 11, 2001. The Plaintiffs appealed, and the U.S. Court of Appeals affirmed the trial court's dismissal on April 11, 2002. Plaintiffs petitioned the Texas Supreme Court and oral argument took place on March 27, 2003. The Court's decision is pending.

      MCCARTHY V. HAWKINS. This is a lawsuit against the Commissioners of the Texas Health and Human Services Commission, the Texas Department of Mental Health and Mental Retardation, and the Texas Department of Human Services. Plaintiffs claim that Texas' administration of a program to provide community-based (as opposed to institutionally-based) care to individuals with mental retardation violates Americans with Disabilities Act, the Rehabilitation Act, the Medicaid Act, and the U.S. Constitution. If Plaintiffs obtain a ruling that the State must provide these services to all who request them, the cost to the State could be significant. On March 17, 2003, the State's motion to transfer venue was granted. Other motions remain pending.

      In addition, the State Comptroller of Public Accounts is a party to various proceedings relating to the application of State tax law. Taken individually, none of these cases if finally decided adversely to the State would have a materially adverse effect on the long term financial condition of the State; however, if numerous adverse decisions were to be applied to all similarly situated taxpayers, then there could possible be an adverse affect on the financial condition of the State. USAA V. RYLANDER and RAYTHEON E-SYSTEMS V. RYLANDER, discussed below, are examples of this type of proceeding.

      UNITED SERVICES AUTOMOBILE ASSOCIATION AND USAA LIFE INSURANCE CO. V. RYLANDER, ET AL. Two insurance companies claim exemption from general State taxes. The companies seek a refund of taxes and allege that the refund may equal approximately $123.1 million. Other insurers may make similar claims. At a May 13, 2002 summary judgment, the District Court ruled in favor of the Comptroller and Plaintiff's appeal with the Court of Appeals is still pending. The Legislature clarified the statutes that purported to provide the exemptions, which is expected to preclude future claims.

      RAYTHEON E-SYSTEMS, INC. V. RYLANDER. This is a sales tax refund case that is based in part on alleged sales for resale. Plaintiffs claim that certain purchases of tangible personal property for resale to the federal government were not subject to sales and use tax. Other similarly situated taxpayers have filed similar claims. The Comptroller is contesting the claim. A hearing on cross motions for summary judgment was held on March 5, 2002. The trial court granted Plaintiff's summary judgment motion on the sales tax exemption issue but ruled against Plaintiff on attorneys' fees and denied Plaintiff's motion for summary judgment on the amount of the refund. The amount of the refund ($5.4 million) was subsequently stipulated by the parties. On January 30, 2003, on appeal by Plaintiff on the taxability issue, the U.S. Court of Appeals affirmed the trial court decision as to the taxability issue and remanded the case to the trial court for further fact determinations. The case will be appealed to the Texas Supreme Court. Three additional suits, totaling just under $10 million, have been filed on the same issue.

VIRGINIA SERIES

      Virginia's per capita income in 2001 was the highest in the Southeast region and greater than the national average. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, State and local government and manufacturing. With Northern Virginia considered a part of the Washington, D.C. metropolitan statistical area, and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than all states other than Alaska and Hawaii.

      According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance found in Virginia's economy which helps stabilize employment. Virginia is one of 21 states with a right-to-work law and has a record of good labor-management relations reflected in the relatively small number of strikes or work stoppages it experiences. Virginia is also one of the least unionized among the industrialized states. During 2001, an average of 3.5% of Virginia's citizens were unemployed compared with the national average of 4.8%.

ECONOMIC OUTLOOK

      Like the nation, the Virginia economy experienced a recession and remains in weak recovery. Economic growth in Virginia was weaker than expected in fiscal year 2002, with employment and income growing well below forecasted growth rates. The predominance of high-tech industry in Virginia, previously a stabilizing force and the primary driver of growth, adversely affected the Virginia economy in 2002, as the meltdown in that industry trickled throughout the Commonwealth. The terrorist attacks of September 11 contributed to the downturn, especially in Northern Virginia, where tourism and business travel were particularly hard hit. Because of the substantial amount of uncertainty surrounding the Virginia economy, an interim economic and revenue forecasting process was undertaken this summer. Economic events that have occurred since the interim forecast prepared this summer support the path chosen by both the Governor's Advisory Board of Economists and the Governor's Advisory Council on Revenue Estimates. The outlook is for another year of negative employment growth in Virginia, followed by several years of modest growth. Virginia should experience income growth similar to that in the nation over the next few years, lower than that seen in the 1990's, but well above the 3% rate of fiscal year 2002.

COMMONWEALTH BUDGET

      Virginia state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in General Assembly, but the Governor has broad authority connected with the budgetary process. Once an appropriation act becomes law, implementation and administration are functions of the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget. If projected revenue collections fall below amounts appropriated, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to the extent necessary to prevent any expenditure in excess of estimated revenues. An amendment to the Virginia Constitution, effective January 1, 1993, established a Revenue Stabilization Fund, which is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years. During fiscal year 2002, a deposit of $187.1 million and a withdrawal of $467.7 million were made. As of June 30, 2002, the Revenue Stabilization Fund had principal and interest on deposit of $472.4 million reserved as part of General Fund equity.

      In fiscal year 2002, 95.3% of total General Fund tax revenues were derived from five major taxes imposed by Virginia on individual and fiduciary income, State sales and use, corporate income, public service corporations and premiums of insurance companies.

      The General Fund balance fell by $561.1 million in fiscal year 2002, a decrease of 47.0% over fiscal year 2001. Tax revenues decreased by 3.5% from fiscal 2001 to fiscal year 2002. Individual income and fiduciary tax revenue decreased by 7.1%. Certain other tax revenues experienced growth while others declined. Growth occurred in the form of a 6.9% increase in sales and use tax revenue and a 9.2% increase in revenue from taxes on premiums of insurance companies. Declines in General Fund revenues occurred in corporate income and public service corporations taxes by 20.2% and 17.4%, respectively. Overall revenue decreased by 3.7% and non-tax revenues decreased by 9.4%. Overall expenditures grew at a rate of 17.8% in fiscal year 2002, compared to 9.4% in fiscal year 2001. Individual and family service expenditures grew by $61.3 million, or 2.5%. Education expenditures grew by $1,354.3 million, or 32.3%. In addition, general government expenditures increased by $281.5 million, or 26.3%.

      Of the June 30, 2002 $633 million fund balance, $472.4 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. State law directs that the fund be included as a component of the General Fund only for financial reporting purposes. During fiscal year 2002, a deposit of $187.1 million and a withdrawal of $467.7 million were made. A deposit is not required in fiscal year 2003 based on fiscal year 2002 revenue collections.

COMMONWEALTH INDEBTEDNESS

      Section 9(a) of Virginia's Constitution provides that the General Assembly may incur general obligation debt: (1) to meet certain types of emergencies; (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and (3) to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

      Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt for the three immediately preceding fiscal years less the amount of 9(b) debt authorized in the current and prior three fiscal years.

      Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

      Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds for which Virginia's full faith and credit has not been pledged. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects. The debt repayments to various public authorities have totaled approximately $190.7 million for fiscal year 2002. An additional $55.0 million in revenue bonds were issued by the Virginian Public Building Authority in September 2002.

      The Commonwealth Transportation Board (the "CTB") has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of State highways, airports, mass transportation and ports. The Virginia Port Authority has issued bonds in the amount of $144.4 million which are payable from income of a portion of the Transportation Trust Fund. The fund balance of the Transportation Trust Fund administered by the CTB at June 30, 2002 was $1.065 billion. Since June 30, 2002, the CTB has issued tax-supported bonds in the aggregate amount of $344.3 million, including $259.6 million in refunding bonds.

      Virginia is involved in numerous building and equipment leases that are subject to appropriation of funding by the General Assembly. The principal balance of all capital leases outstanding was $248.1 million as of June 30, 2002. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

      Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of Virginia. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. To date, these authorities have not reported to Virginia that any such reserve deficiencies exist.

TOBACCO SETTLEMENT

      Effective November 23, 1998, Virginia joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and 5 territories in the National Tobacco Settlement (the "Settlement"). Virginia's share of the total amount to be paid to states through 2025 would be approximately $4.1 billion, contingent upon certain adjustments as set forth in the Settlement. Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control, and $250 million is set aside for a foundation dedicated to reducing teen smoking.

      During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, 50% of the annual amount received by Virginia from the Settlement shall be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The TICR Commission is to determine the appropriate recipients of monies in the TICR Fund and distribute monies in the TICR Fund to (1) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (2) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"); 10% of the annual amount received by Virginia from the Settlement is deposited into the VTS Fund. The VTS Foundation is to determine the appropriate recipients of monies in the VTS Fund and distribute monies in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors through such means as educational and awareness programs on the health effects of tobacco use on minors and laws restricting the distribution of tobacco products to minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000, 2001 and 2002. The allocation and expenditures of the annual amounts received by Virginia from the settlement are subject to appropriation and disposition by the General Assembly.

LITIGATION

      Virginia, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of Virginia with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of Virginia.

                                  APPENDIX B

                              Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

MOODY'S

LONG-TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'